As filed with the Securities and Exchange Commission on May 6, 2010
Registration Statement No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
AMENDMENT NO. 1 TO
Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
REPUBLIC SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)
(For Co-Registrants, Please See Table of Other Registrants on the Following Page)

Delaware	4953	65-0716904
(State or Other Jurisdiction of	(Primary Standard Industrial	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification No.)
Republic Services, Inc.
18500 North Allied Way
Phoenix, Arizona 85054
(480) 627-2700
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Michael P. Rissman, Esq.
Republic Services, Inc.
Executive Vice President,
General Counsel and Secretary
18500 North Allied Way 85054
Phoenix, Arizona 85054
(480) 627-2700
(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)
With a copy to:
Jodi A. Simala, Esq.
Mayer Brown LLP
71 S. Wacker Drive
Chicago, Illinois 60606
(312) 782-0600
     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)
CALCULATION OF REGISTRATION FEE

		Proposed
		Maximum	Proposed Maximum	Amount of
Title of Each Class of	Amount to be	Offering Price per	Aggregate Offering	Registration
Securities to be Registered	Registered	Unit	Price(1)	Fee(2)
5.00% Notes due 2020	$850,000,000	100%	$850,000,000	$60,605
Guarantees of 5.00% Notes due 2020	None	None	None	None(3)
5.25% Notes due 2021	$600,000,000	100%	$600,000,000	$42,780
Guarantees of 5.25% Notes due 2021	None	None	None	None(3)
5.50% Notes due 2019	$650,000,000	100%	$650,000,000	$46,345
Guarantees of 5.50% Notes due 2019	None	None	None	None(3)
6.20% Notes due 2040	$650,000,000	100%	$650,000,000	$46,345
Guarantees of 6.20% Notes due 2040	None	None	None	None(3)

(1)	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(f)(1) under the Securities Act of 1933, as amended.

(2)	These fees were previously paid with the original filing of this Registration Statement.

(3)	No further fee is payable pursuant to Rule 457(n) under the Securities Act of 1933, as amended.
     The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF OTHER REGISTRANTS
The Address, Including Zip Code, and Telephone Number, Including Area Code, of each Co-Registrant’s Principal
Executive Offices is 18500 North Allied Way Phoenix, AZ 85054, (480) 627-2700.

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Alabama Recycling Services, Inc.	Alabama	63-1125333
Autauga County Landfill, LLC	Alabama	87-0708224
GEK, Inc.	Alabama	63-1059042
Allied Waste Industries (Arizona), Inc.	Arizona	76-0353315
Allied Waste Industries (Southwest), Inc.	Arizona	86-0834266
Allied Waste Systems of Arizona, LLC	Arizona	20-4754255
Apache Junction Landfill Corporation	Arizona	86-0807383
Cactus Waste Systems, LLC	Arizona	74-0193806
Central Arizona Transfer, Inc.	Arizona	20-3469072
Mesa Disposal, Inc.	Arizona	86-0641823
Midway Development Company, Inc.	Arizona	20-1234650
Pinal County Landfill Corp.	Arizona	86-0834267
Republic Services of Arizona Hauling, LLC	Arizona	65-0872472
Summit Waste Systems, Inc.	Arizona	86-0940236
Tri-State Refuse Corporation	Arizona	86-0205736
A D A J Corporation	California	95-3996398
Allied Waste of California, Inc.	California	86-0841277
Allied Waste Transfer Services of California, LLC	California	20-4735721
Atlas Transport, Inc.	California	95-2454199
Bay Collection Services, Inc.	California	68-0423276
Bay Environmental Management, Inc.	California	94-2547085
Bay Landfills, Inc.	California	68-0423275
Bay Leasing Company, Inc.	California	68-0206342
Berkeley Sanitary Service, Inc.	California	68-0205653
BLT Enterprises of Oxnard, Inc.	California	77-0404336
Borrego Landfill, Inc.	California	33-0777844
Browning-Ferris Industries of California, Inc.	California	95-2772010
Charter Evaporation Resource Recovery Systems	California	68-0195486
Crockett Sanitary Service, Inc.	California	68-0395297
Delta Container Corporation	California	94-1751866
Delta Paper Stock, Co.	California	94-2523340
Elder Creek Transfer & Recovery, Inc.	California	68-0461018
Forward, Inc.	California	94-1544481
Golden Bear Transfer Services, Inc.	California	20-1197062
Imperial Landfill, Inc.	California	86-0972399
Independent Trucking Company	California	94-1752713
International Disposal Corp. of California	California	94-2229685

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Keller Canyon Landfill Company	California	77-0222614
La Cañada Disposal Company, Inc.	California	95-4108930
Lathrop Sunrise Sanitation Corporation	California	68-0349203
Oceanside Waste & Recycling Services	California	95-4516562
Otay Landfill, Inc.	California	33-0777847
Palomar Transfer Station, Inc.	California	33-0777845
Perdomo & Sons, Inc.	California	95-2759289
Ramona Landfill, Inc.	California	33-0777841
RI/Alameda Corp.	California	65-1049389
Richmond Sanitary Service, Inc.	California	68-0204974
San Diego Landfill Systems, LLC	California	20-2391637
San Marcos NCRRF, Inc.	California	33-0777842
Solano Garbage Company	California	94-2537922
Sunrise Sanitation Service, Inc.	California	94-2737713
Sunset Disposal Service, Inc.	California	94-2449716
Sycamore Landfill, Inc.	California	33-0777839
West Contra Costa Energy Recovery Company	California	68-0050806
West Contra Costa Sanitary Landfill, Inc.	California	68-0206389
West County Landfill, Inc.	California	68-0206346
West County Resource Recovery, Inc.	California	68-0206339
Zakaroff Services	California	95-3941388
Allied Waste Systems of Colorado, LLC	Colorado	20-4911774
Bunting Trash Service, Inc.	Colorado	84-0744234
Denver RL North, Inc.	Colorado	86-1005476
Frontier Waste Services (Colorado), LLC	Colorado	91-2121802
Republic Services of Colorado Hauling, LLC	Colorado	65-0872366
Republic Services of Colorado I, LLC	Colorado	65-0872372
Abilene Landfill TX, LP	Delaware	26-0015748
Allied Enviroengineering, Inc.	Delaware	76-0294430
Allied Gas Recovery Systems, L.L.C.	Delaware	86-0912667
Allied Green Power, Inc.	Delaware	59-3771629
Allied Nova Scotia, Inc.	Delaware	86-0898257
Allied Services, LLC	Delaware	86-0897719
Allied Waste Alabama, Inc.	Delaware	86-0836214
Allied Waste Company, Inc.	Delaware	76-0294431
Allied Waste Environmental Management Group, LLC	Delaware	20-4987213
Allied Waste Holdings (Canada) Ltd.	Delaware	86-0911064
Allied Waste Industries, Inc.	Delaware	88-0228636
Allied Waste Landfill Holdings, Inc.	Delaware	52-2044846
Allied Waste North America, Inc.	Delaware	86-0843596
Allied Waste of New Jersey-New York, LLC	Delaware	86-0911491
Allied Waste Recycling Services of New Hampshire, LLC	Delaware	20-5406806
Allied Waste Rural Sanitation, Inc.	Delaware	91-1886463

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Allied Waste Services of Colorado, Inc.	Delaware	26-1208222
Allied Waste Services of North America, LLC	Delaware	20-1838910
Allied Waste Sycamore Landfill, LLC	Delaware	30-0076497
Allied Waste Systems Holdings, Inc.	Delaware	59-2068174
Allied Waste Systems of Indiana, LLC	Delaware	20-8044243
Allied Waste Systems, Inc.	Delaware	36-2750252
Allied Waste Transfer Services of Arizona, LLC	Delaware	20-5130289
Allied Waste Transfer Services of Rhode Island, LLC	Delaware	20-5046235
Allied Waste Transportation, Inc.	Delaware	52-2044848
American Disposal Services of Illinois, Inc.	Delaware	13-3831976
American Disposal Services of New Jersey, Inc.	Delaware	36-4229718
American Disposal Services of West Virginia, Inc.	Delaware	36-4206387
American Disposal Services, Inc.	Delaware	13-3858494
American Disposal Transfer Services of Illinois, Inc.	Delaware	36-4210454
Anson County Landfill NC, LLC	Delaware	52-2044849
Ariana, LLC	Delaware	65-0886342
Attwoods of North America, Inc.	Delaware	98-0066273
AWIN Leasing Company, Inc.	Delaware	76-0351502
AWIN Management, Inc.	Delaware	76-0353318
BBCO, Inc.	Delaware	20-2103652
BFGSI, L.L.C.	Delaware	—
BFI Atlantic, Inc.	Delaware	76-0367890
BFI Energy Systems of Albany, Inc.	Delaware	76-0293880
BFI Energy Systems of Delaware County, Inc.	Delaware	76-0489490
BFI Energy Systems of Hempstead, Inc.	Delaware	76-0167169
BFI Energy Systems of Niagara II, Inc.	Delaware	86-0997176
BFI Energy Systems of Niagara, Inc.	Delaware	76-0346826
BFI Energy Systems of SEMASS, Inc.	Delaware	76-0489491
BFI Energy Systems of Southeastern Connecticut, Inc.	Delaware	76-0293894
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Delaware	76-0353600
BFI International, Inc.	Delaware	98-0055699
BFI REF-FUEL, INC.	Delaware	76-0293907
BFI Trans River (GP), Inc.	Delaware	76-0490105
BFI Transfer Systems of Alabama, LLC	Delaware	86-1024458
BFI Transfer Systems of DC, LLC	Delaware	—
BFI Transfer Systems of Georgia, LLC	Delaware	86-1024457
BFI Transfer Systems of Maryland, LLC	Delaware	86-1026339
BFI Transfer Systems of Mississippi, LLC	Delaware	86-1026340
BFI Transfer Systems of Texas, LP	Delaware	86-1024535
BFI Transfer Systems of Virginia, LLC	Delaware	86-1024453
BFI Waste Services of Indiana, LP	Delaware	86-1024528
BFI Waste Services of Tennessee, LLC	Delaware	—

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

BFI Waste Services of Texas, LP	Delaware	86-1024527
BFI Waste Services, LLC	Delaware	86-1006825
BFI Waste Systems of Alabama, LLC	Delaware	86-1024529
BFI Waste Systems of Arkansas, LLC	Delaware	86-1024531
BFI Waste Systems of Georgia, LLC	Delaware	86-1024530
BFI Waste Systems of Indiana, LP	Delaware	86-1024534
BFI Waste Systems of Kentucky, LLC	Delaware	86-1024543
BFI Waste Systems of Louisiana, LLC	Delaware	86-1024541
BFI Waste Systems of Mississippi, LLC	Delaware	86-1024539
BFI Waste Systems of Missouri, LLC	Delaware	86-1024540
BFI Waste Systems of North America, LLC	Delaware	41-1696636
BFI Waste Systems of North Carolina, LLC	Delaware	86-1024538
BFI Waste Systems of South Carolina, LLC	Delaware	—
BFI Waste Systems of Tennessee, LLC	Delaware	86-1024463
BFI Waste Systems of Virginia, LLC	Delaware	86-1024461
Blue Ridge Landfill TX, LP	Delaware	86-1024533
Bond County Landfill, Inc.	Delaware	86-0968446
Brenham Total Roll-Offs, LP	Delaware	86-1038622
Bridgeton Landfill, LLC	Delaware	86-0898487
Bridgeton Transfer Station, LLC	Delaware	42-1583102
Browning-Ferris Financial Services, Inc.	Delaware	76-0485106
Browning-Ferris Industries of Florida, Inc.	Delaware	74-1819238
Browning-Ferris Industries of Illinois, Inc.	Delaware	31-1697534
Browning-Ferris Industries of Ohio, Inc.	Delaware	74-6186941
Browning-Ferris Industries, LLC	Delaware	74-1673682
Browning-Ferris Services, Inc.	Delaware	90-0112928
Brunswick Waste Management Facility, LLC	Delaware	86-0898494
Butler County Landfill, LLC	Delaware	86-0898479
Camelot Landfill TX, LP	Delaware	86-0913826
CC Landfill, Inc.	Delaware	86-0930050
Cefe Landfill TX, LP	Delaware	20-2761828
Chilton Landfill, LLC	Delaware	86-0979028
Cocopah Landfill, Inc.	Delaware	86-0979654
Compactor Rental Systems of Delaware, Inc.	Delaware	65-0723614
Consolidated Disposal Service, L.L.C.	Delaware	65-0844469
Continental Waste Industries, L.L.C.	Delaware	11-2909512
Copper Mountain Landfill, Inc.	Delaware	86-0980013
County Disposal (Ohio), Inc.	Delaware	13-3831975
County Disposal, Inc.	Delaware	13-3831974
County Landfill, Inc.	Delaware	13-3850472
Courtney Ridge Landfill, LLC	Delaware	86-0979799
Crow Landfill TX, L.P.	Delaware	52-2044854
D & L Disposal, L.L.C.	Delaware	37-1355114

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

East Chicago Compost Facility, Inc.	Delaware	26-3472299
E Leasing Company, LLC	Delaware	86-1013760
ECDC Environmental of Humboldt County, Inc.	Delaware	91-1901449
ECDC Holdings, Inc.	Delaware	86-0897722
Ellis County Landfill TX, LP	Delaware	52-2044857
Ellis Scott Landfill MO, LLC	Delaware	52-2044859
Environmental Development Corp.	Delaware	35-1783546
Environtech, Inc.	Delaware	36-3485658
Envotech-Illinois L.L.C.	Delaware	37-1355113
Evergreen Scavenger Service, Inc.	Delaware	36-4179870
Evergreen Scavenger Service, L.L.C.	Delaware	36-4172002
Forest View Landfill, LLC	Delaware	86-0979824
Fort Worth Landfill TX, LP	Delaware	86-0899429
Galveston County Landfill TX, LP	Delaware	26-0015758
General Refuse Rolloff Corp.	Delaware	52-2093347
Georgia Recycling Services, Inc.	Delaware	58-2178434
Giles Road Landfill TX, LP	Delaware	20-3365888
Golden Triangle Landfill TX, LP	Delaware	26-0015711
Great Lakes Disposal Service, Inc.	Delaware	36-2642310
Great Plains Landfill OK, LLC	Delaware	52-2044861
Greenwood Landfill TX, LP	Delaware	91-2098721
Gulf West Landfill TX, LP	Delaware	26-0015867
H Leasing Company, LLC	Delaware	86-1013761
Itasca Landfill TX, LP	Delaware	26-0015841
Jefferson City Landfill, LLC	Delaware	86-0898553
Kandel Enterprises, LLC	Delaware	26-1602664
Kerrville Landfill TX, LP	Delaware	26-0015826
Lee County Landfill SC, LLC	Delaware	52-2044865
Lemons Landfill, LLC	Delaware	86-0898495
Lewisville Landfill TX, LP	Delaware	26-0015695
Liberty Waste Holdings, Inc.	Delaware	52-2049620
Liberty Waste Services Limited, L.L.C.	Delaware	34-1812746
Liberty Waste Services of McCook, L.L.C.	Delaware	23-2883645
Little Creek Landing, LLC	Delaware	68-0562490
Local Sanitation of Rowan County, L.L.C.	Delaware	61-1342580
Lucas County Land Development, Inc.	Delaware	86-1042740
Mars Road TX, LP	Delaware	20-3905016
McCarty Road Landfill TX, LP	Delaware	26-0015687
Mesquite Landfill TX, LP	Delaware	86-0897693
Mexia Landfill TX, LP	Delaware	26-0015674
Mountain Home Disposal, Inc.	Delaware	94-3284171
N Leasing Company, LLC	Delaware	86-1013762
NationsWaste, Inc.	Delaware	25-1774253

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Ncorp, Inc.	Delaware	86-1013502
New York Waste Services, LLC	Delaware	86-1005076
Northeast Landfill, LLC	Delaware	72-1564964
Ohio Republic Contracts, II, Inc.	Delaware	65-1024354
Ottawa County Landfill, Inc.	Delaware	59-2068171
Packerton Land Company, L.L.C.	Delaware	23-2930927
Panama Road Landfill, TX, L.P.	Delaware	86-1036043
Pine Hill Farms Landfill TX, LP	Delaware	86-0899426
Pinecrest Landfill OK, LLC	Delaware	52-2044866
Pleasant Oaks Landfill TX, LP	Delaware	91-1927530
Polk County Landfill, LLC	Delaware	86-1036041
Republic Services Financial LP, Inc.	Delaware	65-1008378
Republic Services Financial, Limited Partnership	Delaware	65-1008373
Republic Services Group, LLC	Delaware	65-0984987
Republic Services Holding Company, Inc.	Delaware	65-0984982
Republic Services of California Holding Company, Inc.	Delaware	65-0984976
Republic Services of California II, LLC	Delaware	65-0872373
Republic Services of Florida GP, Inc.	Delaware	65-0963062
Republic Services of Florida LP, Inc.	Delaware	65-0963063
Republic Services of Florida, Limited Partnership	Delaware	65-0965470
Republic Services of Georgia GP, LLC	Delaware	65-0963065
Republic Services of Georgia LP, LLC	Delaware	65-0963064
Republic Services of Georgia, Limited Partnership	Delaware	65-0965473
Republic Services of Indiana LP, Inc.	Delaware	65-1012407
Republic Services of Indiana Transportation, LLC	Delaware	06-1642141
Republic Services of Indiana, Limited Partnership	Delaware	65-1012411
Republic Services of Michigan Holding Company, Inc.	Delaware	65-0984978
Republic Services of New Jersey, LLC	Delaware	65-1050939
Republic Services of Pennsylvania, LLC	Delaware	65-1012129
Republic Services of South Carolina, LLC	Delaware	65-1023675
Republic Services of Southern California, LLC	Delaware	65-1242656
Republic Services of Wisconsin GP, LLC	Delaware	65-0984993
Republic Services of Wisconsin LP, LLC	Delaware	65-0984994
Republic Services of Wisconsin, Limited Partnership	Delaware	65-0984991
Republic Services Vasco Road, LLC	Delaware	65-0936716
Republic Waste Services of Southern California, LLC	Delaware	65-0845646
Republic Waste Services of Texas GP, Inc.	Delaware	65-0964350
Republic Waste Services of Texas LP, Inc.	Delaware	65-0963006
Rio Grande Valley Landfill TX, LP	Delaware	26-0015192
Risk Services, Inc.	Delaware	76-0162247
RITM, LLC	Delaware	51-0345295
Royal Oaks Landfill TX, LP	Delaware	91-2098725
Rubbish Control, LLC	Delaware	65-0844465

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

RWS Transport, L.P.	Delaware	27-0061136
S Leasing Company, LLC	Delaware	86-1013763
Sand Valley Holdings, L.L.C.	Delaware	51-0391894
Sangamon Valley Landfill, Inc.	Delaware	86-0970304
Show-Me Landfill, LLC	Delaware	86-0898621
Southeast Landfill, LLC	Delaware	86-0898482
Southwest Landfill TX, LP	Delaware	26-0015177
Standard Waste, Inc.	Delaware	37-1049834
Taylor Ridge Landfill, Inc.	Delaware	86-0970061
Tennessee Union County Landfill, Inc.	Delaware	86-0980095
Tessman Road Landfill TX, LP	Delaware	20-3365914
Turkey Creek Landfill TX, LP	Delaware	86-0899439
Victoria Landfill TX, LP	Delaware	26-0015157
Wayne County Landfill IL, Inc.	Delaware	52-2044868
Webster Parish Landfill, L.L.C.	Delaware	62-1772690
Whispering Pines Landfill TX, LP	Delaware	26-0015118
Willow Ridge Landfill, LLC	Delaware	86-1004978
Allied Waste Transfer Services of Florida, LLC	Florida	20-3534645
Delta Dade Recycling Corp.	Florida	65-1048925
Delta Resources Corp.	Florida	65-0891249
Delta Site Development Corp.	Florida	65-0936999
Delta Waste Corp.	Florida	65-0919421
Envirocycle, Inc.	Florida	65-0243954
Gulfcoast Waste Service, Inc.	Florida	65-0577644
Manumit of Florida, Inc.	Florida	58-2065448
Republic Services Aviation, Inc.	Florida	65-0959331
Schofield Corporation of Orlando	Florida	59-3047860
Allied Waste Hauling of Georgia, Inc.	Georgia	86-0842495
Allied Waste Industries of Georgia, Inc.	Georgia	86-0842496
Central Virginia Properties, LLC	Georgia	20-0767660
Gateway Landfill, LLC	Georgia	83-0337817
Golden Waste Disposal, Inc.	Georgia	58-1849752
Price & Sons Recycling Company	Georgia	65-0249986
S & S Recycling, Inc.	Georgia	58-2237428
Wayne Developers, LLC	Georgia	26-0637318
Ada County Development Company, Inc.	Idaho	20-0333823
Allied Waste Services of Page, Inc.	Idaho	82-0336097
American Sanitation, Inc.	Idaho	82-0469055
ADS of Illinois, Inc.	Illinois	36-4243045
Allied Waste Industries of Illinois, Inc.	Illinois	36-3915626
Arc Disposal Company, Inc.	Illinois	36-2386793
Area Disposal, Inc.	Illinois	36-3766465
Borrow Pit Corp.	Illinois	—

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Brickyard Disposal & Recycling, Inc.	Illinois	37-0948710
CWI of Illinois, Inc.	Illinois	38-3073435
Environmental Reclamation Company	Illinois	37-1140323
Fred Barbara Trucking Co., Inc.	Illinois	36-3030929
Illinois Landfill, Inc.	Illinois	35-1811975
Illinois Recycling Services, Inc.	Illinois	36-3587447
Illinois Valley Recycling, Inc.	Illinois	36-3754225
Ingrum Waste Disposal, Inc.	Illinois	36-4252595
Kankakee Quarry, Inc.	Illinois	71-0938626
LandComp Corporation	Illinois	36-3813024
Lee County Landfill, Inc.	Illinois	37-1360924
Liberty Waste Services of Illinois, L.L.C.	Illinois	52-1960161
Loop Recycling, Inc.	Illinois	36-3107689
Loop Transfer, Incorporated	Illinois	36-3376490
Northlake Transfer, Inc.	Illinois	20-1513744
RCS, Inc.	Illinois	37-1270589
Roxana Landfill, Inc.	Illinois	43-1352176
Saline County Landfill, Inc.	Illinois	37-1208674
Shred — All Recycling Systems Inc.	Illinois	36-3583146
Southern Illinois Regional Landfill, Inc.	Illinois	22-3032671
Streator Area Landfill, Inc.	Illinois	36-3207276
Suburban Transfer, Inc.	Illinois	36-4048153
Suburban Warehouse, Inc.	Illinois	36-3714060
Tri-State Recycling Services, Inc.	Illinois	36-3768524
Upper Rock Island County Landfill, Inc.	Illinois	36-3159198
Agricultural Acquisitions, LLC	Indiana	20-5469750
Allied Waste Industries of Northwest Indiana, Inc.	Indiana	86-0807381
Benton County Development Company	Indiana	45-0527882
Clinton County Landfill Partnership	Indiana	20-0836700
County Line Landfill Partnership	Indiana	86-0900027
DTC Management, Inc.	Indiana	35-2090758
Illiana Disposal Partnership	Indiana	86-0900028
Jasper County Development Company Partnership	Indiana	—
Key Waste Indiana Partnership	Indiana	86-0900031
Lake County C & D Development Partnership	Indiana	86-1007828
Newton County Landfill Partnership	Indiana	86-0899962
Springfield Environmental General Partnership	Indiana	91-2078723
Tippecanoe County Waste Services Partnership	Indiana	20-1305645
Warrick County Development Company	Indiana	20-1429593
Wastehaul, Inc.	Indiana	35-1616387
Allied Waste Transfer Services of Iowa, LLC	Iowa	20-2721565
Jetter Disposal, Inc.	Iowa	36-4221455
American Disposal Services of Kansas, Inc.	Kansas	48-0841017

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Resource Recovery, Inc.	Kansas	48-1034034
Sunset Disposal, Inc.	Kansas	48-0915496
Benson Valley Landfill General Partnership	Kentucky	20-3351757
Blue Ridge Landfill General Partnership	Kentucky	91-2079015
Green Valley Landfill General Partnership	Kentucky	91-2078719
Morehead Landfill General Partnership	Kentucky	—
Republic Services of Kentucky, LLC	Kentucky	65-0972931
Crescent Acres Landfill, LLC	Louisiana	20-3620449
Frontier Waste Services of Louisiana L.L.C.	Louisiana	—
Jefferson Parish Development Company, LLC	Louisiana	20-3590498
St. Bernard Parish Development Company, LLC	Louisiana	20-3590527
Browning-Ferris, Inc.	Maryland	74-1990096
Calvert Trash Systems, Incorporated	Maryland	52-1701593
Honeygo Run Reclamation Center, Inc.	Maryland	52-1781270
Prince George’s County Landfill, LLC	Maryland	68-0564610
Allied Acquisition Two, Inc.	Massachusetts	—
Allied Waste Services of Massachusetts, LLC	Massachusetts	86-1024452
Atlantic Waste Holding Company, Inc.	Massachusetts	42-1548814
BFI Transfer Systems of Massachusetts, LLC	Massachusetts	86-1024454
BFI Waste Systems of Massachusetts, LLC	Massachusetts	86-1024544
Browning-Ferris Industries, Inc.	Massachusetts	04-1254350
F. P. McNamara Rubbish Removal, Inc.	Massachusetts	04-2400121
Vining Disposal Service, Inc.	Massachusetts	04-2534061
Adrian Landfill, Inc.	Michigan	38-1799679
Allied Waste Systems of Michigan, LLC	Michigan	20-3358409
C & C Expanded Sanitary Landfill, LLC	Michigan	20-2540046
Central Sanitary Landfill, Inc.	Michigan	38-2917813
Citizens Disposal, Inc.	Michigan	38-2521526
City-Star Services, Inc.	Michigan	38-1841203
Clarkston Disposal, Inc.	Michigan	38-2872489
Dinverno, Inc.	Michigan	38-2318347
Eagle Industries Leasing, Inc.	Michigan	38-3188507
FLL, Inc.	Michigan	38-2679508
G. Van Dyken Disposal Inc.	Michigan	38-2998205
Harland’s Sanitary Landfill, Inc.	Michigan	38-2016636
Oakland Heights Development, Inc.	Michigan	38-2388322
Reliable Disposal, Inc.	Michigan	38-2301483
Republic Services of Michigan Hauling, LLC	Michigan	65-0872289
Republic Services of Michigan I, LLC	Michigan	65-0872399
Republic Services of Michigan II, LLC	Michigan	65-0872398
Republic Services of Michigan III, LLC	Michigan	65-0872397
Republic Services of Michigan IV, LLC	Michigan	65-0872396
Republic Services of Michigan V, LLC	Michigan	65-0872395

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Royal Holdings, Inc.	Michigan	38-3244832
Sanitary Disposal Service, Inc.	Michigan	38-2283539
Sauk Trail Development, Inc.	Michigan	38-2489474
Standard Disposal Services, Inc.	Michigan	38-2261256
Standard Environmental Services, Inc.	Michigan	38-3353218
Tay-Ban Corporation	Michigan	38-2605338
Tri-County Refuse Service, Inc.	Michigan	38-3293469
Woodlake Sanitary Service, Inc.	Minnesota	41-0673360
Hancock County Development Company, LLC	Mississippi	20-3546528
Harrison County Landfill, LLC	Mississippi	72-1569826
Jackson County Landfill, LLC	Mississippi	86-1055245
Mississippi Waste Paper Company	Mississippi	64-0817153
Autoshred, Inc.	Missouri	43-1030222
Belleville Landfill, Inc.	Missouri	37-1037997
CWI of Missouri, Inc.	Missouri	43-1527951
Missouri City Landfill, LLC	Missouri	47-0921988
Rock Road Industries, Inc.	Missouri	43-1509575
St. Joseph Landfill, LLC	Missouri	20-1475879
Tate’s Transfer Systems, Inc.	Missouri	43-1587860
Thomas Disposal Service, Inc.	Missouri	43-1058393
Allied Waste Systems of Montana, LLC	Montana	20-4777694
Oscar’s Collection System of Fremont, Inc.	Nebraska	47-0756617
Browning-Ferris Industries Chemical Services, Inc.	Nevada	74-1362353
Republic Dumpco, Inc.	Nevada	65-0772299
Republic Environmental Technologies, Inc.	Nevada	65-0768398
Republic Silver State Disposal, Inc.	Nevada	65-0768402
Allied Transfer Systems of New Jersey, LLC	New Jersey	86-0982078
Allied Waste of New Jersey, Inc.	New Jersey	22-3525350
Allied Waste Systems of New Jersey, LLC	New Jersey	86-0982077
American Materials Recycling Corp.	New Jersey	22-3211753
Automated Modular Systems, Inc.	New Jersey	22-2830098
BFI Energy Systems of Essex County, Inc.	New Jersey	76-0167158
BFI Transfer Systems of New Jersey, Inc.	New Jersey	22-3308380
BFI Waste Systems of New Jersey, Inc.	New Jersey	22-1755133
Browning-Ferris Industries of New Jersey, Inc.	New Jersey	22-2095920
Louis Pinto & Son, Inc., Sanitation Contractors	New Jersey	22-1947106
Newco Waste Systems of New Jersey, Inc.	New Jersey	16-1188724
Tom Luciano’s Disposal Service, Inc.	New Jersey	22-2035629
Total Solid Waste Recyclers, Inc.	New Jersey	22-2647500
Allied Waste Industries (New Mexico), Inc.	New Mexico	85-0444394
Allied Waste Niagara Falls Landfill, LLC	New York	20-4809296
Allied Waste of Long Island, Inc.	New York	86-0896185
Allied Waste Transfer Services of New York, LLC	New York	20-3651091

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

American Transfer Company, Inc.	New York	11-3189094
Browning-Ferris Industries of New York, Inc.	New York	14-1496692
CECOS International, Inc.	New York	16-1069544
Island Waste Services Ltd.	New York	11-2815030
Menands Environmental Solutions, LLC	New York	20-1644884
Tricil (N.Y.), Inc.	New York	16-0875255
Waste Services of New York, Inc.	New York	22-3515302
Wayne County Land Development, LLC	New York	20-1687434
Allied Waste Systems of North Carolina, LLC	North Carolina	20-3626667
Allied Waste Transfer Services of North Carolina, LLC	North Carolina	20-3147983
Lake Norman Landfill, Inc.	North Carolina	56-2076617
Republic Services of North Carolina, LLC	North Carolina	65-0972930
Republic Services Real Estate Holding, Inc.	North Carolina	65-1024362
Allied Waste Transfer Services of Lima, LLC	Ohio	20-3880719
AWIN Leasing II, LLC	Ohio	86-1015694
Carbon Limestone Landfill, LLC	Ohio	20-2059890
Celina Landfill, Inc.	Ohio	31-0813291
Cherokee Run Landfill, Inc.	Ohio	31-1061009
County Environmental Landfill, LLC	Ohio	20-2060052
County Land Development Landfill, LLC	Ohio	20-2059973
Dempsey Waste Systems II, Inc.	Ohio	91-2094398
General Refuse Service of Ohio, L.L.C.	Ohio	—
Lorain County Landfill, LLC	Ohio	20-2059931
Lucas County Landfill, LLC	Ohio	20-2060013
Noble Road Landfill, Inc.	Ohio	34-1625432
Ohio Republic Contracts, Inc.	Ohio	65-1024359
Port Clinton Landfill, Inc.	Ohio	20-1095124
Preble County Landfill, Inc.	Ohio	81-0579596
R.C. Miller Enterprises, Inc.	Ohio	34-1727361
R.C. Miller Refuse Service Inc.	Ohio	34-1041193
Republic Ohio Contracts, LLC	Ohio	—
Republic Services of Ohio Hauling, LLC	Ohio	65-0872369
Republic Services of Ohio I, LLC	Ohio	65-0872405
Republic Services of Ohio II, LLC	Ohio	65-0872404
Republic Services of Ohio III, LLC	Ohio	65-0872403
Republic Services of Ohio IV, LLC	Ohio	65-0872402
Ross Bros. Waste & Recycling Co.	Ohio	31-1362843
The Ecology Group, Inc.	Ohio	31-1370194
Williams County Landfill Inc.	Ohio	34-1167514
ADS, Inc.	Oklahoma	73-1379293
Allied Waste Services of Stillwater, Inc.	Oklahoma	73-1286140
American Disposal Services of Missouri, Inc.	Oklahoma	73-1417578
BFI Waste Systems of Oklahoma, LLC	Oklahoma	86-1024464

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Oklahoma City Landfill, L.L.C.	Oklahoma	86-0901510
Pittsburg County Landfill, Inc.	Oklahoma	73-1379294
Agri-Tech, Inc. of Oregon	Oregon	93-0831569
Albany — Lebanon Sanitation, Inc.	Oregon	93-0593828
Allied Waste Transfer Services of Oregon, LLC	Oregon	20-4682479
Bio-Med of Oregon, Inc.	Oregon	93-0666288
Capitol Recycling and Disposal, Inc.	Oregon	93-1197641
Corvallis Disposal Co.	Oregon	93-0422468
Dallas Disposal Co.	Oregon	93-0686961
Grants Pass Sanitation, Inc.	Oregon	93-1149631
Keller Drop Box, Inc.	Oregon	93-0775047
McInnis Waste Systems, Inc.	Oregon	93-1100152
Peltier Real Estate Company	Oregon	93-0622305
Portable Storage Co.	Oregon	93-0677497
Rossman Sanitary Service, Inc.	Oregon	93-0524701
Source Recycling, Inc.	Oregon	93-0676813
United Disposal Service, Inc.	Oregon	93-0625022
Valley Landfills, Inc.	Oregon	93-0623113
Waste Control Systems, Inc.	Oregon	93-0608475
WDTR, Inc.	Oregon	93-0970896
Willamette Resources, Inc.	Oregon	93-0636217
Allied Acquisition Pennsylvania, Inc.	Pennsylvania	52-2038566
Allied Waste Systems of Pennsylvania, LLC	Pennsylvania	86-1020961
BFI Transfer Systems of Pennsylvania, LLC	Pennsylvania	86-1024460
BFI Waste Services of Pennsylvania, LLC	Pennsylvania	86-1020962
Greenridge Reclamation, LLC	Pennsylvania	86-1026336
Greenridge Waste Services, LLC	Pennsylvania	86-1026337
McCusker Recycling, Inc.	Pennsylvania	23-2558840
New Morgan Landfill Company, Inc.	Pennsylvania	23-2645522
Flint Hill Road, LLC	South Carolina	86-1014460
NationsWaste Catawba Regional Landfill, Inc.	South Carolina	58-2376936
Allied Waste Industries of Tennessee, Inc.	Tennessee	62-1589834
Barker Brothers Waste, Incorporated	Tennessee	62-1119788
Browning-Ferris Industries of Tennessee, Inc.	Tennessee	62-0566788
Madison County Development, LLC	Tennessee	20-1187869
Northwest Tennessee Disposal Corporation	Tennessee	22-3091901
Action Disposal, Inc.	Texas	74-2679234
Desarrollo del Rancho La Gloria TX, LP	Texas	81-0636822
El Centro Landfill, L.P.	Texas	75-3088544
Frontier Waste Services, L.P.	Texas	76-0604271
Republic Waste Services of Texas, Ltd.	Texas	65-0963067
South Central Texas Land Co. TX, LP	Texas	81-0363867
Total Roll-Offs, L.L.C.	Texas	74-2895613

	State or Other Jurisdiction of	I.R.S.
	Incorporation or	Employer
Guarantor	Organization	Identification Number

Allied Waste Transfer Services of Utah, Inc.	Utah	20-2298486
ECDC Environmental, L.C.	Utah	87-0507247
Frontier Waste Services (Utah), LLC	Utah	—
Wasatch Regional Landfill, Inc.	Utah	20-0960443
623 Landfill, Inc.	Virginia	59-3800507
Cumberland County Development Company, LLC	Virginia	20-1645866
Obscurity Land Development, LLC	Virginia	20-5046288
Republic Services of Virginia, LLC	Virginia	65-0976277
Rabanco Companies	Washington	91-1312267
Rabanco Recycling, Inc.	Washington	91-1406993
Rabanco, Ltd.	Washington	91-0714701
WJR Environmental, Inc.	Washington	91-1525369
Sandy Hollow Landfill Corp.	West Virginia	22-3017041

EXPLANATORY NOTE
This Amendment No. 1 to the Registration Statement on Form S-4 is being filed for the sole purpose of filing additional exhibits to the registration statement. No other changes have been made to the registration statement. Accordingly, this amendment consists only of the facing page, this explanatory note and Part II of the registration statement.
PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 20. Indemnification of Directors and Officers
     The following summary is qualified in its entirety by reference to the complete text of the statutes referred to below and to our Amended and Restated Certificate of Incorporation, as amended (the “Certificate”), and by-laws.
     The Certificate provides that we shall indemnify, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (the “DGCL”), each person who is involved in any litigation or other proceeding because such person is or was a Republic director or officer or was serving at our request as a director, officer, employee or agent of another enterprise, against all expense (including attorney’s fees), loss or liability reasonably incurred or suffered in connection therewith. The Certificate provides that a person entitled to indemnification under the Certificate shall be paid expenses incurred in defending any proceeding in advance of its final disposition upon our receipt of an undertaking, by or on behalf of the director or officer, to repay all amounts so advanced if it is ultimately determined that such director or officer is not entitled to indemnification.
     Section 145 of the DGCL permits a corporation to indemnify any director or officer of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with any action, suit or proceeding brought by reason of the fact that such person is or was a director or officer of the corporation, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reason to believe his conduct was unlawful. In a derivative action (i.e., one brought by or on behalf of the corporation), however, indemnification may be made only for expenses, actually and reasonably incurred by any director or officer in connection with the defense or settlement of such action or suit, if such person acted in good faith and in a manner that he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the Delaware Court of Chancery or the court in which the action or suit was brought shall determine that the defendant is fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.
     Pursuant to Section 102(b)(7) of the DGCL, the Certificate eliminates the liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (i) from any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) from any transaction from which the director derived an improper personal benefit.
     We may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of Republic or another corporation, partnership, joint venture, trust or other enterprise. Under an insurance policy maintained by us, our directors and officers and the directors and officers of each of the co-registrants are insured, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of certain claims, actions, suits or proceedings, and certain liabilities which might be imposed as a result of such claims, actions, suits or proceedings, which may be brought against them by reason of being or having been such directors or officers.

Alabama Registrants:
(a) Alabama Recycling Services, Inc. and GEK, Inc. are incorporated under the laws of Alabama.
     Division E of Article 8 of the Alabama Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 10-2B-8.42(d) of the Alabama Business Corporation Act provides that an officer of a corporation shall not be liable for any action taken as an officer or any failure to take any action if such officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.
     The bylaws of each of the Alabama corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Alabama corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Autauga County Landfill, LLC is organized as a limited liability company under the laws of Alabama.
     Section 4 of the Alabama Limited Liability Company Act permits a limited liability company to indemnify and hold harmless any person who is or was a member, manager or employee of the limited liability company under certain circumstances and subject to certain limitations.
     The operating agreement of Autauga County Landfill, LLC provides that the company shall defend, indemnify and save harmless its sole member, its sole member’s officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Arizona Registrants:
(a) Allied Waste Industries (Arizona), Inc., Allied Waste Industries (Southwest), Inc., Apache Junction Landfill Corporation, Central Arizona Transfer, Inc., Mesa Disposal, Inc., Midway Development Company, Inc., Pinal County Landfill Corp., Summit Waste Systems, Inc. and Tri-State Refuse Corporation are incorporated under the laws of Arizona.
     Sections 10-850 et seq. of the Arizona Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Section 10-202(B)(1) of the Arizona Business Corporation Act permits a corporation to provide in its articles of incorporation that a director shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 10-842(D) of the Arizona Business Corporation Act provides that an officer of a corporation shall not be liable for any action taken as an officer or any failure to take any action if such officer’s duties were performed (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner such officer reasonably believes to be in the best interests of the corporation.
     The articles of incorporation of Allied Waste Industries (Arizona), Inc. provide for indemnification to the fullest extent permissible by law, by the bylaws of the corporation or by agreement.
     The articles of incorporation of Allied Waste Industries (Arizona), Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) the amount of a financial benefit received by a director to which the director is not entitled, (ii) an intentional infliction of harm on the corporation or the shareholders, (iii) a violation of Section 10-833 of the Arizona Business Corporation Act relating to unlawful distributions and (iv) an intentional violation of criminal law.
     The articles of incorporation of each of Summit Waste Systems, Inc. and Midway Development Company, Inc. provide that the corporation shall indemnify any person who incurs expenses or liabilities by reason of the fact that such person is or was an officer, director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise. This indemnification shall be mandatory in all circumstances in which indemnification is permitted by law.

     The articles of incorporation of each of Summit Waste Systems, Inc. and Midway Development Company, Inc. provide that, to the fullest extent permitted by the Arizona Business Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director.
     The bylaws of each of Midway Development Company, Inc. and Summit Waste Systems, Inc. provide that the corporation shall indemnify, to the fullest extent provided by law, any person who incurs expenses or liabilities by reason of the fact he or she is or was an officer, director, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise.
     The bylaws of each of Central Arizona Transfer, Inc. and Mesa Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Central Arizona Transfer, Inc. and Mesa Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of any of Allied Waste Industries (Southwest), Inc., Apache Junction Landfill Corporation, Pinal County Landfill Corp. or Tri-State Refuse Corporation.
(b) Allied Waste Systems of Arizona, LLC, Cactus Waste Systems, LLC and Republic Services of Arizona Hauling, LLC are organized as limited liability companies under the laws of Arizona.
     Section 29-610(A)(13) of the Arizona Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee, officer, agent or any other person.
     The operating agreement of each of Cactus Waste Systems, LLC and Republic Services of Arizona Hauling, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The operating agreement of Allied Waste Systems of Arizona, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.
California Registrants:
(a) A D A J Corporation, Allied Waste of California, Inc., Atlas Transport, Inc., Bay Collection Services, Inc., Bay Environmental Management, Inc., Bay Landfills, Inc., Bay Leasing Company, Inc., Berkeley Sanitary Service, Inc., BLT Enterprises of Oxnard, Inc., Borrego Landfill, Inc., Browning-Ferris Industries of California, Inc., Charter Evaporation Resource Recovery Systems, Crockett Sanitary Service, Inc., Delta Container Corporation, Delta Paper Stock, Co., Elder Creek Transfer & Recovery, Inc., Forward, Inc., Golden Bear Transfer Services, Inc., Imperial Landfill, Inc., Independent Trucking Company, International Disposal Corp. of California, Keller Canyon Landfill Company, La Canada Disposal Company, Inc., Lathrop Sunrise Sanitation Corporation, Otay Landfill, Inc., Palomar Transfer Station, Inc., Perdomo & Sons, Inc., Ramona Landfill, Inc., RI/Alameda Corp., Richmond Sanitary Service, Inc., San Marcos NCRRF, Inc., Solano Garbage Company, Sunrise Sanitation Service, Inc., Sunset Disposal Service, Inc., Sycamore Landfill, Inc., West Contra Costa Energy Recovery Company, West Contra Costa Sanitary Landfill, Inc., West County Landfill, Inc., West County Resource Recovery, Inc. and Zakaroff Services are incorporated under the laws of California.
     Section 317 of the California Corporations Code authorizes a court to award, or a corporation’s board of directors to grant, indemnity to any agent of the corporation under certain circumstances and subject to certain limitations.
     Section 204(a)(10) of the California Corporations Code permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of such director’s duties, subject to certain limitations.
     The articles of incorporation of each of BLT Enterprises of Oxnard, Inc., Keller Canyon Landfill Company and Perdomo & Sons, Inc. provide that the corporation is authorized to provide indemnification of agents for breach of duty to the corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject to the limits on such excess indemnification set forth in Section 204 of the California Corporations Code.

     The articles of incorporation of each of BLT Enterprises of Oxnard, Inc., Borrego Landfill, Inc., Elder Creek Transfer & Recovery, Inc., Imperial Landfill, Inc., Keller Canyon Landfill Company, Lathrop Sunrise Sanitation Corporation, Palomar Transfer Station, Inc., Perdomo & Sons, Inc., Otay Landfill, Inc., Ramona Landfill, Inc., San Marcos NCRRF, Inc. and Sycamore Landfill, Inc. provide that the liability of directors of the corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.
     The articles of incorporation of each of Elder Creek Transfer & Recovery, Inc. and Imperial Landfill, Inc. provide that the corporation is authorized to indemnify the directors and officers of the corporation to the fullest extent permissible under California law. The corporation is authorized to provide indemnification of agents through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, in excess of that expressly permitted by Section 317 of the California Corporations Code for those agents of the corporation for breach of duty to the corporation and its stockholders, subject to limitations set forth in Section 204.
     The articles of incorporation of Lathrop Sunrise Sanitation Corporation provide that the corporation is authorized to provide indemnification of agents through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors or otherwise, to the fullest extent permissible under California law.
     The bylaws of each of A D A J Corporation, Atlas Transport, Inc., Bay Collection Services, Inc., Bay Environmental Management, Inc., Bay Landfills, Inc., Bay Leasing Company, Inc., Berkeley Sanitary Service, Inc., BLT Enterprises of Oxnard, Inc., Browning-Ferris Industries of California, Inc., Charter Evaporation Resource Recovery Systems, Crockett Sanitary Service, Inc., Elder Creek Transfer & Recovery, Inc., Forward, Inc., Golden Bear Transfer Services, Inc., Imperial Landfill, Inc., International Disposal Corp. of California, Keller Canyon Landfill Company, La Canada Disposal Company, Inc., Lathrop Sunrise Sanitation Corporation, Otay Landfill, Inc., Perdomo & Sons, Inc., RI/Alameda Corp., Richmond Sanitary Service, Inc., Solano Garbage Company, Sycamore Landfill, Inc., West Contra Costa Energy Recovery Company, West Contra Costa Sanitary Landfill, Inc., West County Landfill, Inc., West County Resource Recovery, Inc. and Zakaroff Services provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the California corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     The bylaws of each of Delta Container Corporation, Independent Trucking Company, Sunrise Sanitation Service, Inc. and Sunset Disposal Service, Inc. provide that the board may, in its discretion, indemnify any director, officer, employee or other agent of the corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in a proceeding (including a derivative action on behalf of the corporation) to which that person was or is threatened to be made a party by reason of the fact that such person was or is an agent of the corporation, but only to the extent allowed by the California Corporations Code and subject to director or shareholder approval as required by such code. In no event shall the corporation indemnify any such director or officer against any liability or expense by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The corporation may advance to each director or officer the expenses incurred in defending any proceeding referred to in the bylaws of the corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall be determined ultimately that the director or officer is entitled to be indemnified as authorized by the bylaws of the company.
     The bylaws of Delta Paper Stock, Co. provide that the corporation shall, to the maximum extent permitted by the California Corporations Code, indemnify each of its agents against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the corporation.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste of California, Inc., Borrego Landfill, Inc., Palomar Transfer Station, Inc., Ramona Landfill, Inc. or San Marcos NCRRF, Inc.
(b) Allied Waste Transfer Services of California, LLC and San Diego Landfill Systems, LLC are organized as limited liability companies under the laws of California.
     Section 17003(l) of the California Limited Liability Company Act permits a limited liability company to indemnify any person.
     The operating agreement of each of the California limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

(c) Oceanside Waste & Recycling Services is organized as a general partnership under the laws of California.
     Section 16401(c) of the California Uniform Partnership Act authorizes a general partnership to indemnify its partners under certain circumstances and subject to certain limitations.
     There is no provision for indemnification of officers and directors in the partnership agreement of Oceanside Waste & Recycling Services. The partnership agreement provides that the partners shall continue to maintain general liability insurance in such amounts as are reasonable for the business and services conducted by the partnership.
Colorado Registrants:
(a) Bunting Trash Service, Inc. and Denver RL North, Inc. are incorporated under the laws of Colorado.
     Article 109 of the Colorado Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, employees, fiduciaries or agents of the corporation under certain circumstances and subject to certain limitations.
     Section 7-108-401(4) of the Colorado Business Corporation Act provides that a director or officer of the corporation shall not be liable to the corporation or its shareholders for any action the director or officer takes or omits to take as a director of officer if, in connection with such action or omission, the director or officer performed the duties of the position (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the director or officer reasonably believes to be in the best interests of the corporation.
     The bylaws of each of Bunting Trash Service, Inc and Denver RL North, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Bunting Trash Service, Inc. and Denver RL North, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Allied Waste Systems of Colorado, LLC, Frontier Waste Services (Colorado), LLC, Republic Services of Colorado Hauling, LLC and Republic Services of Colorado I, LLC are organized as limited liability companies under the laws of Colorado.
     Section 407 of the Colorado Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.
     The operating agreement of each of Frontier Waste Services (Colorado), LLC, Republic Services of Colorado Hauling, LLC and Republic Services of Colorado I, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The operating agreement of Allied Waste Systems of Colorado, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.
Delaware Registrants:
(a) Allied Enviroengineering, Inc., Allied Green Power, Inc., Allied Nova Scotia, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste North America, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Systems Holdings, Inc., Allied Waste Systems, Inc., Allied Waste Transportation, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Services, Inc., American Disposal Transfer Services of Illinois, Inc., Attwoods of North America, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BBCO, Inc., BFI Atlantic, Inc., BFI Energy Systems of Albany, Inc., BFI Energy Systems of Delaware County, Inc., BFI Energy Systems of Hempstead, Inc., BFI Energy Systems of Niagara II, Inc., BFI Energy Systems of Niagara, Inc., BFI Energy Systems of SEMASS, Inc., BFI Energy Systems of Southeastern Connecticut, Inc., BFI International, Inc., BFI REF-FUEL, Inc., BFI Trans River (GP), Inc., Bond County Landfill, Inc., Browning-Ferris Financial Services, Inc., Browning-Ferris Industries of Florida, Inc., Browning-Ferris Industries of Illinois, Inc., Browning-Ferris Industries of Ohio, Inc., Browning-Ferris Services, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Compactor Rental Systems of Delaware, Inc., Copper Mountain Landfill, Inc., County Disposal (Ohio), Inc., County Disposal, Inc., County Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Environmental Development Corp., Environtech, Inc., Evergreen Scavenger Service, Inc., General Refuse

Rolloff Corp., Georgia Recycling Services, Inc., Great Lakes Disposal Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Mountain Home Disposal, Inc., NationsWaste, Inc., NCorp., Inc., Ohio Republic Contracts, II, Inc., Ottawa County Landfill, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc., Republic Waste Services of Texas LP, Inc., Risk Services, Inc., Sangamon Valley Landfill, Inc., Standard Waste, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. are incorporated under the laws of Delaware.
     Section 145 of the Delaware General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors, officers, employees and agents of the corporation under certain circumstances and subject to certain limitations.
     Section 102(b)(7) of the Delaware General Corporation Law permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, subject to certain limitations.
     The certificate of incorporation of each of Allied Enviroengineering, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste North America, Inc., AWIN Leasing Company, Inc. and AWIN Management, Inc. provides that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The certificate of incorporation of each of the Delaware corporation registrants listed in the preceding paragraph also provides that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the Delaware General Corporation Law.
     The certificate of incorporation of each of Allied Enviroengineering, Inc., Allied Nova Scotia, Inc., Allied Waste Alabama, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste North America, Inc., Allied Waste Systems, Inc., American Disposal Services, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BBCO, Inc., Browning-Ferris Financial Services, Inc., Compactor Rental Systems of Delaware, Inc., County Disposal, Inc., County Disposal (Ohio), Inc., County Landfill, Inc., Environtech, Inc., Georgia Recycling Services, Inc., Mountain Home Disposal, Inc., NationsWaste, Inc., NCorp, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana, LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc. and Republic Waste Services of Texas LP, Inc. provides that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law relating to an unlawful payment of a dividend or unlawful stock purchase or redemption or (iv) for any transaction from which the director derived any improper personal benefit.
     The certificate of incorporation of each of Allied Green Power, Inc., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Transportation, Inc., Bond County Landfill, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Copper Mountain Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Evergreen Scavenger Service, Inc., General Refuse Rolloff Corp., Great Lakes Disposal Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Ohio Republic Contracts, II, Inc., Sangamon Valley Landfill, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. provides that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except that this provision shall not eliminate or limit the liability of the director to the extent that such elimination or limitation of liability is expressly prohibited by the Delaware General Corporation Law as in effect at the time of the alleged breach of duty by such director.
     The certificate of incorporation of each of Allied Nova Scotia, Inc., Allied Waste Holdings (Canada) Ltd. and American Disposal Services, Inc. provides that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.
     The certificate of incorporation of each of American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., County Disposal (Ohio), Inc., County Disposal, Inc. and County Landfill, Inc. provides that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer.
     The certificate of incorporation of each of Evergreen Scavenger Service, Inc. and General Refuse Rolloff Corp. provides that the corporation shall indemnify, to the fullest extent permitted by law, each director or officer of the corporation who was or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was an authorized representative of the corporation.
     The certificate of incorporation of each of Allied Waste Systems Holdings, Inc., Republic Services Financial LP, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc. and Republic Waste Services of Texas LP, Inc. provides that the corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the Delaware General Corporation Law.
     The certificate of incorporation of Ottawa County Landfill, Inc. provides that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his or her conduct was unlawful.
     The bylaws of each of Allied Enviroengineering, Inc., Allied Green Power, Inc., Allied Waste Company, Inc., Allied Waste Holdings (Canada) Ltd., Allied Waste Industries, Inc., Allied Waste Landfill Holdings, Inc., Allied Waste Rural Sanitation, Inc., Allied Waste Services of Colorado, Inc., Allied Waste Systems, Inc., Allied Waste Transportation, Inc., American Disposal Services, Inc., American Disposal Services of Illinois, Inc., American Disposal Services of New Jersey, Inc., American Disposal Services of West Virginia, Inc., American Disposal Transfer Services of Illinois, Inc., Attwoods of North America, Inc., BBCO, Inc., BFI Atlantic, Inc., AWIN Leasing Company, Inc., AWIN Management, Inc., BFI Energy Systems of Albany, Inc., BFI Energy Systems of Delaware County, Inc., BFI Energy Systems of Hempstead, Inc., BFI Energy Systems of Niagara II, Inc., BFI Energy Systems of Niagara, Inc., BFI Energy Systems of SEMASS, Inc., BFI Energy Systems of Southeastern Connecticut, Inc., BFI International, Inc., BFI REF-FUEL, Inc., BFI Trans River (GP), Inc., Bond County Landfill, Inc., Browning-Ferris Financial Services, Inc., Browning-Ferris Industries of Florida, Inc., Browning-Ferris Industries of Illinois, Inc., Browning-Ferris Industries of Ohio, Inc., Browning-Ferris Services, Inc., CC Landfill, Inc., Cocopah Landfill, Inc., Compactor Rental Systems of Delaware, Inc., Copper Mountain Landfill, Inc., County Disposal, Inc., County Disposal (Ohio), Inc., County Landfill, Inc., East Chicago Compost Facility, Inc., ECDC Environmental of Humboldt County, Inc., ECDC Holdings, Inc., Environmental Development Corp., Environtech, Inc., Evergreen Scavenger Service, Inc., General Refuse Rolloff Corp., Georgia Recycling Services, Inc., Great Lakes Disposal

Service, Inc., Liberty Waste Holdings, Inc., Lucas County Land Development, Inc., Mountain Home Disposal, Inc., NCorp, Inc., Ohio Republic Contracts, II, Inc., Republic Services Holding Company, Inc., Republic Services of California Holding Company, Inc., Republic Services of Florida GP, Inc., Republic Services of Florida LP, Inc., Republic Services of Indiana LP, Inc., Republic Services of Michigan Holding Company, Inc., Republic Waste Services of Texas GP, Inc., Republic Waste Services of Texas LP, Inc., Risk Services, Inc., Sangamon Valley Landfill, Inc., Standard Waste, Inc., Taylor Ridge Landfill, Inc., Tennessee Union County Landfill, Inc. and Wayne County Landfill IL, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Delaware corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     The bylaws of Allied Nova Scotia, Inc. provide that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director or officer of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.
     The bylaws of Allied Waste Alabama, Inc. provide that, to the fullest extent authorized by the Delaware General Corporation Law, the corporation shall indemnify any person who at any time is or was a director of the corporation and is threatened to be or is made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or other agent of any other entity against all expense, liability and loss (including, without limitation, court costs and attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by such person so long as a majority of a quorum of disinterested directors, the stockholders or legal counsel through a written opinion determines that such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and in the case of a criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Expenses incurred by a director or officer of the corporation shall be paid in advance to the fullest extent permitted by law upon an undertaking by such person to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to indemnification. The corporation may procure insurance or other arrangement on behalf of any such person described in this paragraph.
     The bylaws of Allied Waste North America, Inc. provide that each director, officer and former director and officer of the corporation, and any person who may have served or who may hereafter serve at the request of the corporation as a director or officer of another corporation in which it owns shares of capital stock or of which it is a creditor, is hereby indemnified by the corporation against expenses actually and necessarily incurred by such person in connection with the defense of any action, suit or proceeding in which such person is made a party by reason of being or having been such director or officer, except in relation to matters as to which such person shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of duty.
     The bylaws of NationsWaste, Inc. provide that each person who was or is made a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceedings by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as director or officer or trustee of another entity or other enterprise shall be indemnified and held harmless by the corporation to the fullest extent permitted by law.
     The bylaws of Ottawa County Landfill, Inc. provide that the board of directors of the corporation may, to the fullest extent permitted by the General Corporation Law of Delaware, indemnify any and all persons who it shall have the power to indemnify against any and all of the expenses, liabilities or other matters.
     The bylaws of Republic Services Financial LP, Inc. provide that each person who is or was a director or officer of the corporation and each person who serves or served at the request of the corporation as a director or officer (or equivalent) of another entity or other enterprise shall be indemnified by the corporation to the fullest extent authorized by the Delaware General Corporation Law, except as to any action, suit or proceeding brought by or on behalf of the director or officer of the corporation without prior approval of the board of directors. Each person who is or was an employee or agent of the corporation, and each person who serves or has served at the request of the corporation as an employee or agent of another entity or other enterprise, may be similarly indemnified at the discretion of the board of directors. Expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in the bylaws of the corporation. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.
(b) Allied Gas Recovery Systems, L.L.C., Allied Services LLC, Allied Waste Environmental Management Group, LLC, Allied Waste of New Jersey-New York, LLC, Allied Waste Recycling Services of New Hampshire, LLC, Allied Waste Services of North America, LLC, Allied Waste Sycamore Landfill, LLC, Allied Waste Systems of Indiana, LLC, Allied Waste Transfer Services of Arizona, LLC, Allied Waste Transfer Services of Rhode Island, LLC, Anson County Landfill NC, LLC, Ariana, LLC, BFGSI, L.L.C., BFI Transfer Systems of Alabama, LLC, BFI Transfer Systems of DC, LLC, BFI Transfer Systems of Georgia, LLC, BFI Transfer Systems of Maryland, LLC, BFI Transfer Systems of Mississippi, LLC, BFI Transfer Systems of Virginia, LLC, BFI Waste Services of Tennessee, LLC, BFI Waste Services, LLC, BFI Waste Systems of Alabama, LLC, BFI Waste Systems of Arkansas, LLC, BFI Waste Systems of Georgia, LLC, BFI Waste Systems of Kentucky, LLC, BFI Waste Systems of Louisiana, LLC, BFI Waste Systems of Mississippi, LLC, BFI Waste Systems of Missouri, LLC, BFI Waste Systems of North America, LLC, BFI Waste Systems of North Carolina, LLC, BFI Waste Systems of South Carolina, LLC, BFI Waste Systems of Tennessee, LLC, BFI Waste Systems of Virginia, LLC, Bridgeton Landfill, LLC, Bridgeton Transfer Station, LLC, Browning-Ferris Industries, LLC, Brunswick Waste Management Facility, LLC, Butler County Landfill, LLC, Chilton Landfill, LLC, Consolidated Disposal Service, L.L.C., Continental Waste Industries, L.L.C., Courtney Ridge Landfill, LLC, D & L Disposal, L.L.C., E Leasing Company, LLC, Ellis Scott Landfill MO, LLC, Envotech-Illinois, L.L.C., Evergreen Scavenger Service, L.L.C., Forest View Landfill, LLC, Great Plains Landfill OK, LLC, H Leasing Company, LLC, Jefferson City Landfill, LLC, Kandel Enterprises, LLC, Lee County Landfill SC, LLC, Lemons Landfill, LLC, Liberty Waste Services Limited, L.L.C., Liberty Waste Services of McCook, L.L.C., Little Creek Landing, LLC, Local Sanitation of Rowan County, L.L.C., N Leasing Company, LLC, New York Waste Services, LLC, Northeast Landfill, LLC, Packerton Land Company, L.L.C., Pinecrest Landfill OK, LLC, Polk County Landfill, LLC, Republic Services Group, LLC, Republic Services of California II, LLC, Republic Services of Georgia GP, LLC, Republic Services of Georgia LP, LLC, Republic Services of Indiana Transportation, LLC, Republic Services of New Jersey, LLC, Republic Services of Pennsylvania, LLC, Republic Services of South Carolina, LLC, Republic Services of Southern California, LLC, Republic Services of Wisconsin GP, LLC, Republic Services of Wisconsin LP, LLC, Republic Services Vasco Road, LLC, Republic Waste Services of Southern California, LLC, RITM, LLC, Rubbish Control, LLC, S Leasing Company, LLC, Sand Valley Holdings, L.L.C., Show-Me Landfill, LLC, Southeast Landfill, LLC, Webster Parish Landfill, L.L.C. and Willow Ridge Landfill, LLC are organized as limited liability companies under the laws of Delaware.
     Section 18-108 of the Delaware Limited Liability Company Act permits a limited liability company to indemnify any member or manager of the company from and against any and all claims and demands whatsoever.
     Section 18-1101 of the Delaware Limited Liability Company Act permits a limited liability company to provide in its limited liability company agreement that a member, manager or other person shall not be liable for breach of contract and breach of duties to the limited liability company or to another member or manager or to another person that is a party to or is otherwise bound by the limited liability company agreement, subject to certain limitations.
     The operating agreement of Allied Services, LLC provides that the company shall indemnify, defend and hold harmless any manager or officer of the company or their affiliates or any member, to the extent of the company’s assets, from and against any liability, damage, cost, expense, loss, claim or judgment incurred by such person arising out of any claim based upon acts performed or omitted to be performed by such person in connection with the business of the company, including, without limitation, attorneys’ fees and costs incurred by such person in the settlement or defense of such claim; provided that no such person shall be indemnified for claims based upon acts performed or omitted in breach of the operating agreement of the company or that constitute bad faith, fraud, willful misconduct or gross negligence. The manager of the company may, in its discretion, procure, at the expense of the company, errors and omissions insurance coverage for the manager and officers of the company.
     The operating agreement of Allied Services, LLC also provides that no manager or officer of the company or their affiliates or any member shall be liable to the company or the other members for actions taken in good faith by such person in connection with the company or its business; provided that such person shall, in all instances, remain liable for acts in breach of the operating agreement of the company or that constitute bad faith, fraud, willful misconduct or gross negligence (except to the extent the company is compensated for the same by insurance coverage maintained by the company).
     The operating agreement of each of Allied Waste Sycamore Landfill, LLC, BFI Transfer Systems of Alabama, LLC, BFI Transfer Systems of DC, LLC, BFI Transfer Systems of Georgia, LLC, BFI Transfer Systems of Maryland, LLC, BFI Transfer Systems of Mississippi, LLC, BFI Transfer Systems of Virginia, LLC, BFI Waste Services of Tennessee, LLC, BFI Waste Systems of Alabama, LLC, BFI Waste Systems of Arkansas, LLC, BFI Waste Systems of Georgia, LLC, BFI Waste Systems of Kentucky, LLC, BFI Waste Systems of Louisiana, LLC, BFI Waste Systems of Mississippi, LLC, BFI Waste Systems of Missouri, LLC, BFI Waste Systems of North Carolina, LLC, BFI Waste Systems of South Carolina, LLC, BFI Waste Systems of Tennessee, LLC, BFI Waste Systems of Virginia, LLC, Chilton Landfill, LLC, Consolidated Disposal Service, L.L.C., Courtney Ridge Landfill, LLC, Forest View Landfill, LLC, Kandel Enterprises, LLC and Willow Ridge Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The operating agreement of each of Allied Gas Recovery Systems, L.L.C., Allied Waste Environmental Management Group, LLC, Allied Waste of New Jersey-New York, LLC, Allied Waste Recycling Services of New Hampshire, LLC, Allied Waste Services of North America, LLC, Allied Waste Systems of Indiana, LLC, Allied Waste Transfer Services of Arizona, LLC, Allied Waste Transfer Services of Rhode Island, LLC, BFGSI, L.L.C., BFI Waste Services, LLC, BFI Waste Systems of North America, LLC, Bridgeton Landfill, LLC, Bridgeton Transfer Station, LLC, Browning-Ferris Industries, LLC, Brunswick Waste Management Facility, LLC, Butler County Landfill, LLC, D & L Disposal, L.L.C., Envotech-Illinois L.L.C., Evergreen Scavenger Service, L.L.C., Jefferson City Landfill, LLC, Lemons Landfill, LLC, Liberty Waste Services of McCook, L.L.C., Little Creek Landing, LLC, New York Waste Services, LLC, Northeast Landfill, LLC, Packerton Land Company, L.L.C., Polk County Landfill, LLC, Sand Valley Holdings, L.L.C., Show-Me Landfill, LLC, and Southeast Landfill, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.
     The operating agreement of each of Anson County Landfill NC, LLC, Ellis Scott Landfill MO, LLC, Great Plains Landfill OK, LLC, Lee County Landfill SC, LLC and Pinecrest Landfill OK, LLC provides that the company shall defend, indemnify and save harmless any member and the officers and directors of any member from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the company, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The operating agreement of each of E Leasing Company, LLC, H Leasing Company, LLC, N Leasing Company, LLC and S Leasing Company, LLC provides that the company shall indemnify, save harmless and pay all damages of the manager, the special purpose manager and any member or any stockholders, directors, members, officers, employees or agents of any of them relating to any damages incurred by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including reasonable attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission, which attorneys’ fees may be paid as incurred; provided that no member or manager shall be indemnified for any liability from fraud, willful misconduct or gross negligence. Such person shall provide an undertaking to repay the indemnification payment made by the company to such person if such person is found by a final nonappealable judgment not to be entitled to indemnification.
     The operating agreement of each of E Leasing Company, LLC, H Leasing Company, LLC, N Leasing Company, LLC and S Leasing Company, LLC also provides that the manager shall perform his or her duties under the operating agreement in a manner he or she believes to be in the best interests of the company, and shall be under no fiduciary duty to the members, the special purpose manager, any creditor of the company or any other person. A person who so performs such duties shall not have any liability by reason of being or having been a manager of the company.
     There is no provision for indemnification or insurance in the certificate of formation or operating agreement of Ariana, LLC, Continental Waste Industries, L.L.C., Liberty Waste Services Limited, L.L.C., Local Sanitation of Rowan County, L.L.C., Republic Services Group, LLC, Republic Services of California II, LLC, Republic Services of Georgia GP, LLC, Republic Services of Georgia LP, LLC, Republic Services of Indiana Transportation, LLC, Republic Services of New Jersey, LLC, Republic Services of Pennsylvania, LLC, Republic Services of South Carolina, LLC, Republic Services of Southern California, LLC, Republic Services of Wisconsin GP, LLC, Republic Services of Wisconsin LP, LLC, Republic Services Vasco Road, LLC, Republic Waste Services of Southern California, LLC, RITM, LLC, Rubbish Control, LLC or Webster Parish Landfill, L.L.C.
(c) Abilene Landfill TX, LP, BFI Energy Systems of Southeastern Connecticut, Limited Partnership, BFI Transfer Systems of Texas, LP, BFI Waste Services of Indiana, LP, BFI Waste Services of Texas, LP, BFI Waste Systems of Indiana, LP, Blue Ridge Landfill TX, LP, Brenham Total Roll-Offs, LP, Camelot Landfill TX, LP, Cefe Landfill TX, LP, Crow Landfill TX, L.P., Ellis County Landfill TX, LP, Forth Worth Landfill TX, LP, Galveston County Landfill TX, LP, Giles Road Landfill TX, LP, Golden Triangle Landfill TX, LP, Greenwood Landfill TX, LP, Gulf West Landfill TX, LP, Itasca Landfill TX, LP, Kerrville Landfill TX, LP, Lewisville Landfill TX, LP, Mars Road TX, LP, McCarty Road Landfill TX, LP, Mesquite Landfill TX, LP, Mexia Landfill TX, LP, Panama Road Landfill, TX, L.P., Pine Hill Farms Landfill TX, LP, Pleasant Oaks Landfill TX, LP, Republic Services Financial, Limited Partnership, Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited Partnership, Republic Services of Wisconsin, Limited Partnership, Rio Grande Valley Landfill TX, LP, Royal Oaks Landfill TX, LP, RWS Transport, L.P., Southwest Landfill TX, LP, Tessman Road Landfill TX, LP, Turkey Creek Landfill TX, LP, Victoria Landfill TX, LP and Whispering Pines Landfill TX, LP are organized as limited partnerships under the laws of Delaware.
     Section 15-110 of the Delaware Revised Uniform Partnership Act permits a partnership to indemnify any partner or other person from and against any and all claims and demands whatsoever.
     Section 15-103(f) of the Delaware Revised Uniform Partnership Act permits a partnership to provide in its partnership agreement that the partner or other person shall not be liable for breach of contract and breach of duties to the partnership or to another partner or to another person that is a party to or is otherwise bound by the partnership agreement, subject to certain limitations.
     The agreement of limited partnership of each of Abilene Landfill TX, LP, BFI Energy Systems of Southeastern Connecticut, Limited Partnership, BFI Transfer Systems of Texas, LP, BFI Waste Services of Indiana, LP, BFI Waste Services of Texas, LP, BFI Waste Systems of Indiana, LP, Blue Ridge Landfill TX, LP, Brenham Total Roll-

Offs, LP, Camelot Landfill TX, LP, Cefe Landfill TX, LP, Crow Landfill TX, L.P., Ellis County Landfill TX, LP, Forth Worth Landfill TX, LP, Galveston County Landfill TX, LP, Giles Road Landfill TX, LP, Golden Triangle Landfill TX, LP, Greenwood Landfill TX, LP, Gulf West Landfill TX, LP, Itasca Landfill TX, LP, Kerrville Landfill TX, LP, Lewisville Landfill TX, LP, Mars Road TX, LP, McCarty Road Landfill TX, LP, Mesquite Landfill TX, LP, Mexia Landfill TX, LP, Panama Road Landfill, TX, L.P., Pine Hill Farms Landfill TX, LP, Pleasant Oaks Landfill TX, LP, Rio Grande Valley Landfill TX, LP, Royal Oaks Landfill TX, LP, Southwest Landfill TX, LP, Tessman Road Landfill TX, LP, Turkey Creek Landfill TX, LP, Victoria Landfill TX, LP and Whispering Pines Landfill TX, LP provides that the partnership shall defend, indemnify and save harmless the partners and their officers and directors from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the partnership, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The agreement of limited partnership of each of Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited Partnership, Republic Services of Wisconsin, Limited Partnership and RWS Transport, L.P. provides that to the fullest extent permitted by law, the partnership shall indemnify and hold harmless the general partner, its affiliates and all directors, officers, shareholders, partners, employees, representatives and agents of the general partner and its affiliates and all officers, employees, representatives and agents of the partnership and its affiliates from and against any and all losses, claims, demands, liabilities, expenses (including all fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which such person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management or the affairs of the partnership, or the general partner or its status as a general partner, an affiliate thereof, or partner, director, officer, stockholder, employee, representative or agent thereof or of the partnership or a person serving at the request of the partnership, the general partner or any affiliate thereof in another entity in a similar capacity, which relates to or arises out of the partnership, its property, its businesses or affairs. Such person shall not be entitled to indemnification with respect to any claim, issue or matter in which it has engaged in conduct that constitutes fraud, willful misconduct, bad faith or gross negligence; provided, however, that a court of competent jurisdiction may determine upon application that, despite such conduct, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such liabilities and expenses as the court may deem proper. Expenses shall be advanced by the partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the partnership of an undertaking by or on behalf of such person to repay such amount if it shall be determined that such person is not entitled to be indemnified as authorized in the company’s agreement of limited partnership. The general partner and the partnership may purchase and maintain insurance on behalf of any person against any liability that may be asserted against or expenses that may be incurred by such person in connection with activities of the partnership, regardless of whether the partnership would have the power to indemnify such person against such liability under the provisions of the agreement of limited partnership of the company.
     The agreement of limited partnership of each of Republic Services of Florida, Limited Partnership, Republic Services of Georgia, Limited Partnership, Republic Services of Indiana, Limited Partnership, Republic Services of Wisconsin, Limited Partnership and RWS Transport, L.P. provides that neither the general partner, its affiliates nor any of their respective officers, directors, shareholders, partners, employees, representatives or agents nor any officer, employee, representative or agent of the partnership and its affiliates shall be liable to the partnership or any partner for any act or omission (in relation to the partnership, the partnership agreement, any related document or any transaction or investment contemplated hereby or thereby) taken or omitted in good faith by such person and in the reasonable belief that such act or omission is in or is not contrary to the best interests of the partnership and is within the scope of authority granted to such person by the partnership agreement, provided that such act or omission does not constitute fraud, willful misconduct, bad faith or gross negligence.
     There is no provision for indemnification or insurance in the certificate of limited partnership or agreement of limited partnership of BFI Energy Systems of Southeastern Connecticut, Limited Partnership or Republic Services Financial, Limited Partnership.
Florida Registrants:
(a) Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services Aviation, Inc. and Schofield Corporation of Orlando are incorporated under the laws of Florida.
     Section 607.0850 of the Florida Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, employees or other agents of the corporation under certain circumstances and subject to certain limitations.
     Section 607.0831 of the Florida Business Corporation Act provides that a director shall not be personally liable for monetary damages to the corporation or any other person for any statement, vote, decision or failure to act regarding corporate management or policy by such director, subject to certain limitations.
     The articles of incorporation of each of Delta Dade Recycling Corp., Envirocycle, Inc. and Gulfcoast Waste Service, Inc. provide that the corporation shall indemnify any officer or director, or any former officer or director, to the fullest extent permitted by law.
     The bylaws of each of Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services Aviation, Inc. and Schofield Corporation of Orlando provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Delta Dade Recycling Corp., Delta Resources Corp., Delta Site Development Corp., Delta Waste Corp., Envirocycle, Inc., Gulfcoast Waste Service, Inc., Manumit of Florida, Inc., Republic Services Aviation, Inc. and Schofield Corporation of Orlando also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Allied Waste Transfer Services of Florida, LLC is organized as a limited liability company under the laws of Florida.
     Section 608.4229 of the Florida Limited Liability Act permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.
     Section 608.4225 of the Florida Limited Liability Act provides that a manager or managing member shall not be liable for any action taken as a manager or managing member or any failure to take any action if the manager or managing member performed his or her duties in compliance with the duty of loyalty and duty of care to the company and all of the members of the company.
     The operating agreement of Allied Waste Transfer Services of Florida, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Georgia Registrants:
(a) Allied Waste Hauling of Georgia, Inc., Allied Waste Industries of Georgia, Inc., Golden Waste Disposal, Inc., Price & Sons Recycling Company and S & S Recycling, Inc. are incorporated under the laws of Georgia.
     Sections 14-2-850 et seq. of the Georgia Business Corporation Code authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 14-2-202(b)(4) of the Georgia Business Corporation Code permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 14-2-842 of the Georgia Business Corporation Code provides that an officer shall not be liable to the corporation or to its shareholders for any action taken as an officer or any failure to take any action if such officer performed the duties of the office (i) in a manner he or she believes in good faith to be in the best interests of the corporation and (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances.
     The articles of incorporation of Price & Sons Recycling Company provide that no director of the corporation shall have personal liability to the corporation or its shareholders for monetary damages for breach of such director’s duty of care or other duty as a director, except as required by the Georgia Business Corporation Code.
     The bylaws of each of Price & Sons Recycling Company and S & S Recycling, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Price & Sons Recycling Company and S & S Recycling, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of each of Allied Waste Hauling of Georgia, Inc., Allied Waste Industries of Georgia, Inc. or Golden Waste Disposal, Inc.
(b) Central Virginia Properties, LLC, Gateway Landfill, LLC and Wayne Developers, LLC are organized as limited liability companies under the laws of Georgia.

     Section 14-11-306 of the Georgia Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.
     The operating agreement of Gateway Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Central Virginia Properties, LLC or Wayne Developers, LLC.
Idaho Registrants: Ada County Development Company, Inc., Allied Waste Services of Page, Inc., and American Sanitation, Inc. are incorporated under the laws of Idaho.
     Sections 30-1-850 et seq. of the Idaho Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Section 30-1-202(2)(d) of the Idaho Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations. Section 30-1-842 of the Idaho Business Corporation Act provides that an officer shall not be liable to the corporation or to its shareholders for any decision to take or not to take action or any failure to take action as an officer if the duties of the office are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.
     The articles of incorporation of American Sanitation, Inc. provide that no director of the corporation shall be personally liable to the corporation or its stockholders for monetary damages resulting from a breach of fiduciary duty as a director of the corporation, provided that such provision shall not eliminate or limit the liability of a director for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing violation of the law, (iii) any of those liabilities provided under 30-1-48 of the Idaho Business Corporation Act relating to unlawful dividends, repurchases or distributions of assets or (iv) any transaction from which the director derived an improper personal benefit.
     The bylaws of each of Ada County Development Company, Inc. and American Sanitation, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Ada County Development Company, Inc. and American Sanitation, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Services of Page, Inc.
Illinois Registrants:
(a) ADS of Illinois, Inc., Allied Waste Industries of Illinois, Inc., Arc Disposal Company, Inc., Area Disposal, Inc., Borrow Pit Corp., Brickyard Disposal & Recycling, Inc., CWI of Illinois, Inc., Environmental Reclamation Company, Fred Barbara Trucking Co., Inc., Illinois Landfill, Inc., Illinois Recycling Services, Inc., Illinois Valley Recycling, Inc., Ingrum Waste Disposal, Inc., Kankakee Quarry, Inc., LandComp Corporation, Lee County Landfill, Inc., Loop Recycling, Inc., Loop Transfer, Incorporated, Northlake Transfer, Inc., RCS, Inc., Roxana Landfill, Inc., Saline County Landfill, Inc., Shred – All Recycling Systems Inc., Southern Illinois Regional Landfill, Inc., Streator Area Landfill, Inc., Suburban Transfer, Inc., Suburban Warehouse, Inc., Tri-State Recycling Services, Inc. and Upper Rock Island County Landfill, Inc. are incorporated under the laws of Illinois.
     Section 8.75 of the Illinois Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors, officers, employees and agents of the corporation under certain circumstances and subject to certain limitations.
     Section 5/2.10(b)(3) of the Illinois Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director, subject to certain limitations.

     The articles of incorporation of ADS of Illinois, Inc. provide that, to the fullest extent permitted by the Illinois Business Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.
     The articles of incorporation of Borrow Pit Corp. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 8.65 of the Illinois Business Corporation Act relating to unlawful distributions or (iv) any transaction from which the director derived an improper personal benefit.
     The bylaws of each of ADS of Illinois, Inc., Arc Disposal Company, Inc., Area Disposal, Inc., Borrow Pit Corp., Brickyard Disposal & Recycling, Inc., CWI of Illinois, Inc., Environmental Reclamation Company, Fred Barbara Trucking Co., Inc., Illinois Recycling Services, Inc., Illinois Valley Recycling, Inc., Ingrum Waste Disposal, Inc., Kankakee Quarry, Inc., LandComp Corporation, Loop Recycling, Inc., Loop Transfer, Incorporated, Northlake Transfer, Inc., Roxana Landfill, Inc., Saline County Landfill, Inc., Shred – All Recycling Systems Inc., Southern Illinois Regional Landfill, Inc., Suburban Transfer, Inc., Suburban Warehouse, Inc., Tri-State Recycling Services, Inc. and Upper Rock Island County Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Illinois corporation registrants listed in the preceding paragraph also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     The bylaws of Illinois Landfill, Inc. provide that, to the extent not inconsistent with applicable law, every person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another entity, shall be indemnified by the corporation against all liability and reasonable expenses that may be incurred by him or her in connection with or resulting from any Claim: (i) if such person is successful with respect to the claim, (ii) if not successful, then if such person is determined to have: (1) conducted himself or herself in good faith; and (2) reasonably believed: (A) in the case of conduct in his official capacity with the corporation, that his conduct was in its best interest; and (B) in all other cases, that his conduct was at least not opposed to the best interest of the corporation; and (3) in the case of any criminal proceeding, either: (A) had reasonable cause to believe his conduct was lawful; or (B) had no reasonable cause to believe his conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained, then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim, and if such a committee cannot be constituted, then (iii) by the shareholders (but shares owned by or voted under the control of a director who is at the time a party to the claim may not be voted), and if there are no shareholders who are entitled to vote pursuant to the requirements of (iii) above, then (iv) by special legal counsel selected by a majority vote of the full board of directors. Expenses incurred by such person with respect to any claim shall be advanced by the corporation (by action of the board of directors, whether or not a disinterested quorum exists) prior to the final disposition thereof if: (i) such person furnishes the corporation a written affirmation of his good faith belief that such person has met the standards of conduct specified in the bylaws of the corporation; and (ii) such person furnishes the corporation a written undertaking to repay the advance if it is ultimately determined that such person did not meet the specified standards of conduct; and (iii) the board of directors makes a determination that the facts then known would not preclude indemnification of such person.
     The bylaws of each of RCS, Inc. and Streator Area Landfill, Inc. provide that the corporation shall have the power to indemnify any person who was or is a party or is threatened to be made party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such persons shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. Any determination to indemnify such person shall be made: (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation, as a director, officer, employee or agent of another entity or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Industries of Illinois, Inc. or Lee County Landfill, Inc.
(b) Liberty Waste Service of Illinois, L.L.C. is organized as a limited liability company under the laws of Illinois.
     Section 15-7(a) of the Illinois Limited Liability Company Act authorizes a limited liability company to indemnify a member or manager under certain circumstances and subject to certain limitations.
     The operating agreement of Liberty Waste Service of Illinois, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Indiana Registrants:
(a) Allied Waste Industries of Northwest Indiana, Inc., DTC Management, Inc. and Wastehaul, Inc. are incorporated under the laws of Indiana.
     Section 23-1-37 of the Indiana Business Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers, directors, agents and employees of the corporation under certain circumstances and subject to certain limitations.
     Section 23-1-35-1(e) of the Indiana Business Corporation Law provides that a director shall not be liable for any action taken as a director or any failure to take any action, regardless of the nature of the alleged breach of duty unless (i) the director has breached or failed to perform the duties of the director’s office (1) in good faith, (2) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (3) in a manner the director reasonably believes to be in the best interests of the corporation and (ii) the breach or failure to perform constitutes willful misconduct or recklessness.
     The articles of incorporation of DTC Management, Inc. provide for indemnification to the fullest extent permissible by law.

     The bylaws of Allied Waste Industries of Northwest Indiana, Inc. provide for indemnification for any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another foreign or domestic entity that may be incurred by him or her in connection with or resulting from any claim as long as such person acted in good faith and reasonably believed that his or her conduct was in the best interest of (in the case of conduct in his or her official capacity with the corporation) or not opposed to (in all other cases) the best interest of the corporation. In the case of any criminal proceeding, such person must have had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained; then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim; and if such a committee cannot be constituted; then (iii) by the shareholders, and if there are no shareholders who are not also directors who are a party to the claim; then (iv) by special legal counsel selected by a majority vote of the full board of directors (in which selection, a director who is a party to the claim may participate). Expenses incurred by such person may be advanced by the corporation prior to the final disposition of the claim under certain circumstances.
     The bylaws of DTC Management, Inc. and Wastehaul, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of DTC Management, Inc. and Wastehaul, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Agricultural Acquisitions, LLC is organized as a limited liability company under the laws of Indiana.
     Section 23-18-2-2(14) of the Indiana Business Flexibility Act permits a limited liability company to indemnify a member, manager, agent or employee of the corporation under certain circumstances and subject to certain limitations.
     Section 23-18-4-2(a) of the Indiana Business Flexibility Act provides that, unless otherwise provided in a written operating agreement, a member or manager shall not be liable for damages to the limited liability company or to the members of the limited liability company for any action taken or failure to act on behalf of the limited liability company, unless the act or omission constitutes willful misconduct or recklessness.
     The operating agreement of Agricultural Acquisitions, LLC provides that the company shall indemnify any member or manager and may indemnify any employee or other agent of the company who was or is a party or is threatened to be made a party to a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal (other than an action by or in the right of the company) by reason of the fact that such member, manager, employee or other agent of the company operates in that capacity, against all expenses, including attorney fees, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding. Such indemnification will only be provided if such person acted in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner that such person reasonably believed to be in the best interest of the company and, with respect to a criminal action or proceeding, if such person had no reasonable cause to believe that the person’s conduct was unlawful.
(c) Benton County Development Company, Clinton County Landfill Partnership, County Line Landfill Partnership, Illiana Disposal Partnership, Jasper County Development Company Partnership, Key Waste Indiana Partnership, Lake County C & D Development Partnership, Newton County Landfill Partnership, Springfield Environmental General Partnership, Tippecanoe County Waste Services Partnership and Warrick County Development Company are organized as general partnerships under the laws of Indiana.
     Section 23-4-1-18(b) of the Indiana Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.
     There is no provision for indemnification or insurance in the partnership agreements of any of the Indiana general partnership registrants.
Iowa Registrants:
(a) Jetter Disposal, Inc. is incorporated under the laws of Iowa.
     Division VIII, Part E of the Iowa Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Section 490.831(1) provides that a director shall not be liable to the corporation or its shareholders for any decision as a director to take or not to take action or any failure to take any action unless the challenged conduct was the result of (i) action not in good faith, (ii) a decision that the director did not reasonably believe to be in the best interests of the corporation or (iii) a decision as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances. Section 490.842(3) provides that an officer shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action if the duties of the officer are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.
     The bylaws of Jetter Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of Jetter Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Allied Waste Transfer Services of Iowa, LLC is organized as a limited liability company under the laws of Iowa.
     Section 490A.202(17) of the Iowa Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person, as provided in an operating agreement.

     Section 490A.706(4) of the Iowa Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performed the duties of the manager’s office in good faith, with the care an ordinary prudent person in a like position would exercise under similar circumstances, and in a manner the manager believes to be in the best interests of the limited liability company.
     The operating agreement of Allied Waste Transfer Services of Iowa, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and the officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Kansas Registrants: American Disposal Services of Kansas, Inc., Resource Recovery, Inc. and Sunset Disposal, Inc. are incorporated under the laws of Kansas.
     Section 17-6305 of the General Corporation Code of Kansas authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     The bylaws of each of the Kansas corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Kansas corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
Kentucky Registrants:
(a) Republic Services of Kentucky, LLC is organized as a limited liability company under the laws of Kentucky.
     Section 275.180 of the Kentucky Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.
     Section 274.170(1) of the Kentucky Limited Liability Company Act provides that, unless otherwise provided in a written operating agreement, a member or manager shall not be liable, responsible or accountable in damages or otherwise to a limited liability company for any action taken or failure to act on behalf of the limited liability company unless the act or omission constitutes wanton or reckless misconduct.
     There is no provision for indemnification or insurance in the certificate of formation or operating agreement of Republic Services of Kentucky, LLC.
(b) Benson Valley Landfill General Partnership, Blue Ridge Landfill General Partnership, Green Valley Landfill General Partnership and Morehead Landfill General Partnership are organized as general partnerships under the laws of Kentucky.
     Section 362.235 of the Kentucky Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.
     There is no provision for indemnification or insurance in the partnership agreement of any of the Kentucky general partnership registrants.
Louisiana Registrants: Crescent Acres Landfill, LLC, Frontier Waste Services of Louisiana L.L.C., Jefferson Parish Development Company, LLC and St. Bernard Parish Development Company, LLC are organized as limited liability companies under the laws of Louisiana.
     Section 12:1315(2) of the Louisiana Limited Liability Company Act permits a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.
     Section 12:1314 of the Louisiana Limited Liability Company Act provides that a manager or managing member shall not be liable for any action taken on behalf of the limited liability company or any failure to take any action if he or she performed the duties of his or her office in good faith, with the diligence, care, judgment, and skill which an ordinary prudent person in a like position would exercise under similar circumstances.
     The operating agreement of Frontier Waste Services of Louisiana L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The operating agreement of each of Crescent Acres Landfill, LLC, Jefferson Parish Development Company, LLC and St. Bernard Parish Development, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.
Maryland Registrants:
(a) Browning-Ferris, Inc., Calvert Trash Systems, Incorporated and Honeygo Run Reclamation Center, Inc. are incorporated under the laws of Maryland.
     Section 2-418 of the Maryland General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 2-405.1 of the Maryland General Corporation Law and Section 5-417 of the Maryland Courts and Judicial Proceedings Article provide that a director shall have no liability by reason of being or having been a director of a corporation if such director performs his or her duties (i) in good faith, (ii) in a manner he or she reasonably believes to be in the best interests of the corporation and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances.
     The bylaws of each of the Maryland corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Maryland corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Prince George’s County Landfill, LLC is organized as a limited liability company under the laws of Maryland.
     Section 4A-203 of the Maryland Limited Liability Company Act permits a limited liability company to indemnify a member, agent or employee of the company under certain circumstances and subject to certain limitations.
     The operating agreement of Prince George’s County Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Massachusetts Registrants:
(a) Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc., F. P. McNamara Rubbish Removal, Inc. and Vining Disposal Service, Inc. are incorporated under the laws of Massachusetts.
     Sections 8.50 et seq. of the Massachusetts Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Section 8.30 of the Massachusetts Business Corporation Act provides that a director shall not be liable for any action taken as a director, or any failure to take any action, if such director performed the duties of the office (i) in good faith, (ii) with the care that a person in a like position would reasonably believe appropriate under similar circumstances and (iii) in a manner such director reasonably believes to be in the best interests of the corporation. Section 8.42 of the Massachusetts Business Corporation Act provides that an officer shall not be liable to the corporation or its shareholders for any decision to take or not to take any action taken, or any failure to take any action as an officer if the duties of the officer are performed (i) in good faith, (ii) with the care that a person in a like position would reasonable exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.
     The bylaws of each of Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc. and F. P. McNamara Rubbish Removal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Allied Acquisition Two, Inc., Atlantic Waste Holding Company, Inc., Browning-Ferris Industries, Inc. and F. P. McNamara Rubbish Removal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     The bylaws of Vining Disposal Service, Inc. provide that the corporation shall indemnify and hold harmless each person, now or hereafter an officer or director of the corporation, from and against any and all claims and liabilities to which such person may be or become subject by reason of such person being or having been an officer or a director of the corporation or by reason of such person’s alleged acts or omissions as an officer or director of the corporation. The corporation shall indemnify and reimburse each such officer and director against and for any and all legal and other expenses reasonably incurred by such person in connection with any such claims and liabilities, except with respect to any matters to which such officer or director shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. The corporation shall similarly indemnify and hold harmless persons who serve at the corporation’s request as directors or officers of another organization in which the corporation owns shares or of which it is a creditor.
(b) Allied Waste Services of Massachusetts, LLC, BFI Transfer Systems of Massachusetts, LLC and BFI Waste Systems of Massachusetts, LLC are organized as limited liability companies under the laws of Massachusetts.

     Section 8 of the Massachusetts Limited Liability Company Act permits a limited liability company to indemnify a member, manager or any other person under certain circumstances and subject to certain limitations.
     The operating agreement of each of the Massachusetts limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Michigan Registrants:
(a) Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., G. Van Dyken Disposal Inc., Harland’s Sanitary Landfill, Inc., Oakland Heights Development, Inc., Reliable Disposal, Inc., Royal Holdings, Inc., Sanitary Disposal Service, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. are incorporated under the laws of Michigan.
     Sections 450.1651 et seq. of the Michigan Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 450.1209 of the Michigan Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any action taken or any failure to take any action as a director under certain circumstances and subject to certain limitations.
     The articles of incorporation of Central Sanitary Landfill, Inc. provide that the corporation shall indemnify any director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, or is or was serving at the request of the corporation in another capacity, to the fullest extent permitted (in the absence of rights granted under the articles of incorporation, bylaws or contractual rights) by the Michigan Business Corporation Act.
     The articles of incorporation of Central Sanitary Landfill, Inc. also provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability arising from (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or knowing violation of law, (iii) a violation of Section 551(1) of the Michigan Business Corporation Act relating to unlawful dividends, distributions or loans or (iv) a transaction from which such director derived an improper personal benefit.
     The articles of incorporation of each of Citizens Disposal, Inc. and Clarkston Disposal, Inc. provide that no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for a breach of the director’s fiduciary duty.
     The articles of incorporation of Oakland Heights Development, Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability arising from (i) a breach of the director’s duty of loyalty to the corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or knowing violation of law, (iii) a violation of Section 551(1) of the Michigan Business Corporation Act relating to unlawful dividends, distributions or loans, (iv) a transaction from which such director derived an improper personal benefit or (v) an act or omission occurring prior to the date that the articles of incorporation of the company became effective.
     The bylaws of each of Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., Harland’s Sanitary Landfill, Inc., Reliable Disposal, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Adrian Landfill, Inc., Central Sanitary Landfill, Inc., Citizens Disposal, Inc., City-Star Services, Inc., Clarkston Disposal, Inc., Dinverno, Inc., Eagle Industries Leasing, Inc., FLL, Inc., Harland’s Sanitary Landfill, Inc., Reliable Disposal, Inc., Sauk Trail Development, Inc., Standard Disposal Services, Inc., Standard Environmental Services, Inc., Tay-Ban Corporation and Tri-County Refuse Service, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     The bylaws of each of G. Van Dyken Disposal Inc. and Oakland Heights Development, Inc. provide that the corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding (other than an action by or in the right of the corporation), by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise against expenses (including attorney fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders and, with respect to a criminal action or proceeding, the person had no reasonable cause to believe his or her conduct was unlawful. The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise, whether for profit or not for profit, against expenses, including attorney fees and amounts paid in settlement actually and reasonably incurred by the person in connection with the action or suit, if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation or its shareholders. Indemnification shall not be made for a claim, issue or matter in which the person shall have been found liable to the corporation except to the extent authorized by statute.
     The bylaws of each of G. Van Dyken Disposal Inc. and Oakland Heights Development, Inc. also provide that (unless compelled by a court) indemnification may be made by the corporation only as authorized in the specified case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth above. This determination shall be made by (i) a majority vote of a quorum of the board of directors consisting of the directors who are not parties or threatened to be made parties to the claim, (ii) if a quorum cannot be obtained, by majority vote of a committee duly designated by the board or (iii) by independent legal counsel in a written opinion, or (iv) by all independent directors who are not parties or threatened to be made parties to the claim or (v) by the shareholders, but shares held by directors, officers, employees or agents who are parties or threatened to be made parties to the claim may not be voted. The corporation may advance expenses incurred by a director, officer, employee or agent before final disposition of a proceeding in certain circumstances. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     The bylaws of Royal Holdings, Inc. provide that any person made a party to any action, suit or proceeding by reason of the fact that such person is or was a director, officer or employee of the corporation, or of any corporation in which such person served as such at the request of the corporation, shall be indemnified by the corporation against the reasonable expenses (including attorney’s fees) actually and necessarily incurred by such person in connection with the defense of such action, suit or proceedings or in connection with any appeal therein; provided that such indemnification shall not be available in relation to matters as to which it was adjudged in such action, suit or proceeding or in connection with any appeal therein, that such person is liable for negligence or misconduct in the performance of such person’s duties.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Sanitary Disposal Service, Inc.
(b) Allied Waste Systems of Michigan, LLC, C & C Expanded Sanitary Landfill, LLC, Republic Services of Michigan Hauling, LLC, Republic Services of Michigan I, LLC, Republic Services of Michigan II, LLC,

Republic Services of Michigan III, LLC, Republic Services of Michigan IV, LLC and Republic Services of Michigan V, LLC are organized as limited liability companies under the laws of Michigan.
     Section 450.4408 of the Michigan Limited Liability Company Act permits a limited liability company to indemnify managers of the company under certain circumstances and subject to certain limitations.
     Section 450.4404 of the Michigan Limited Liability Company Act provides that a manager shall not be liable for an action taken as a manager or the failure to take an action if such manager performs the duties of his or her office in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner he or she reasonably believes to be in the best interests of the limited liability company.
     The operating agreement of each of Allied Waste Systems of Michigan, LLC and C & C Expanded Sanitary Landfill, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of Michigan Hauling, LLC, Republic Services of Michigan I, LLC, Republic Services of Michigan II, LLC, Republic Services of Michigan III, LLC, Republic Services of Michigan IV, LLC or Republic Services of Michigan V, LLC.
Minnesota Registrant: Woodlake Sanitary Service, Inc. is incorporated under the laws of Minnesota.
     Section 302A.521 of the Minnesota Business Corporation Act authorizes indemnification of officers, directors, members of committees of the board of directors and employees of the corporation under certain circumstances and subject to certain limitations.
     Section 302A.251(1) of the Minnesota Business Corporation Act provides that a director shall not be liable by reason of being or having been a director of the corporation if the director performs his or her duties (i) in good faith, (ii) in a manner the director reasonably believes to be in the best interests of the corporation and (iii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances.
     The bylaws of Woodlake Sanitary Service, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of Woodlake Sanitary Service, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
Mississippi Registrants:
(a) Mississippi Waste Paper Company is incorporated under the laws of Mississippi.
     Subarticle E of Article 8 of the Mississippi Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Section 79-4-8.31 of the Mississippi Business Corporation Act provides that a director shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action as a director unless the challenged conduct consisted or was the result of (i) action not in good faith, (ii) a decision (1) which the director did not reasonably believe to be in the best interests of the corporation or (2) as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) a lack of objectivity or independence, (iv) a sustained failure of the director to be informed about the business and affairs of the corporation or (v) receipt of a financial benefit to which the director was not entitled. Section 79-4-8.42 of the Mississippi Business Corporation Act provides that an officer shall not be liable to the corporation or its shareholder for any decision to take or not to take action, or any failure to take any action as an officer so long as the duties of the office are performed (i) in good faith, (ii) with the care that a person in a like position would reasonably exercise under similar circumstances and (iii) in a manner the officer reasonably believes to be in the best interests of the corporation.
     The bylaws of Mississippi Waste Paper Company provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of Mississippi Waste Paper Company also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Hancock County Development Company, LLC, Harrison County Landfill, LLC and Jackson County Landfill, LLC are organized as limited liability companies under the laws of Mississippi.
     Section 79-29-110 of the Mississippi Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a member, manager or agent of the company under certain circumstances and subject to certain limitations.
     Section 79-29-402 of the Mississippi Limited Liability Company Act provides that a manager of a limited liability company shall not be liable for any action taken as a manger or any failure to take any action if the manager performed the duties of the office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interest of the limited liability company.
     The operating agreement of each of the Mississippi limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Missouri Registrants:
(a) Autoshred, Inc., Belleville Landfill, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc., Tate’s Transfer Systems, Inc. and Thomas Disposal Service, Inc. are incorporated under the laws of Missouri.
     Section 351.355 of the General and Business Corporation Law of Missouri authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     The bylaws of each of Autoshred, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc. and Tate’s Transfer Systems, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Autoshred, Inc., CWI of Missouri, Inc., Rock Road Industries, Inc. and Tate’s Transfer Systems, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.

     The bylaws of Thomas Disposal Service, Inc. provide that each director or officer or former director or former officer of the corporation shall be indemnified by the corporation against liabilities, expenses, counsel fees and costs reasonably incurred by such person in connection with, or arising out of, any action, suit, proceeding or claim in which such person is made a party by reason of being or having been such director or officer of the corporation.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Belleville Landfill, Inc.
(b) Missouri City Landfill, LLC and St. Joseph Landfill, LLC are organized as limited liability companies under the laws of Missouri.
     The Missouri Limited Liability Company Act is silent as to indemnification.
     Section 347.088(1) of the Missouri Limited Liability Company Act provides that, except as otherwise provided in the operating agreement, a manager or member-manager shall not be liable for any action taken or any failure to take action if he or she performs his duties in good faith, with the care a corporate officer of like position would exercise under similar circumstances and in the manner a reasonable person would believe to be in the best interest of the limited liability company.
     The operating agreement of each of the Missouri limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Montana Registrant: Allied Waste Systems of Montana, LLC is organized as a limited liability company under the laws of Montana.
     Section 35-8-107(12) of the Montana Limited Liability Company Act permits a Montana limited liability company to indemnify a member, agent or employee of the company under certain circumstances and subject to certain limitations.
     The operating agreement of Allied Waste Systems of Montana, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Nebraska Registrant: Oscar’s Collection System of Fremont, Inc. is incorporated under the laws of Nebraska.
     Sections 21-20, 102 et seq. of the Nebraska Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Sections 21-2095(4) and 21-2099(4) of the Nebraska Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he or she performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Oscar’s Collection System of Fremont, Inc.
Nevada Registrants: Browning-Ferris Industries Chemical Services, Inc., Republic Dumpco, Inc., Republic Environmental Technologies, Inc. and Republic Silver State Disposal, Inc. are incorporated under the laws of Nevada.
     Section 78.7502 of the General Corporation Law of Nevada authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Section 78.138(7) of the General Corporation Law of Nevada provides that, unless the articles of incorporation or an amendment thereto filed after October 1, 2003 provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in such person’s capacity as a director or officer unless it is proven that (i) such person’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and (ii) such person’s breach of those duties involved intentional misconduct, fraud or a knowing violation of law.
     The bylaws of each of the Nevada corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Nevada corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
New Jersey Registrants:
(a) Allied Waste of New Jersey, Inc., American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. are incorporated under the laws of New Jersey.
     Section 14A:3-5 of the Business Corporation Act of New Jersey authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 14A:2-7(3) of the New Jersey Business Corporation Act permits a corporation to provide in its articles of incorporation that a director or officer of the corporation shall not be personally liable to the corporation or its shareholders for damages for any breach of duty owed to the corporation or its shareholders, subject to certain limitations.
     The articles of incorporation of American Materials Recycling Corp. provide for indemnification of all corporate agents to the fullest extent permitted by the Business Corporation Act of New Jersey.
     The articles of incorporation of American Material Recycling Corp. also provide that the personal liability of the directors of the corporation are eliminated to the fullest extent permitted by the Business Corporation Act of New Jersey.
     The bylaws of each of American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of American Materials Recycling Corp., Automated Modular Systems, Inc., BFI Energy Systems of Essex County, Inc., BFI Transfer Systems of New Jersey, Inc., BFI Waste Systems of New Jersey, Inc., Browning-Ferris Industries of New Jersey, Inc., Louis Pinto & Son, Inc., Sanitation Contractors, Newco Waste Systems of New Jersey, Inc., Tom Luciano’s Disposal Service, Inc. and Total Solid Waste Recyclers, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste of New Jersey, Inc.
(b) Allied Transfer Systems of New Jersey, LLC and Allied Waste Systems of New Jersey, LLC are organized as limited liability companies under the laws of New Jersey.
     Section 42:2B-10 of the New Jersey Limited Liability Company Act permits a limited liability company to indemnify a member, manager or other person from and against any and all claims and demands whatsoever.
     The operating agreement of each of the New Jersey limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
New Mexico Registrant: Allied Waste Industries (New Mexico), Inc. is incorporated under the laws of New Mexico.
     Section 53-11-4.1 of the New Mexico Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

     The bylaws of Allied Waste Industries (New Mexico), Inc. provide for indemnification for any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, agent or fiduciary of another foreign or domestic entity that may be incurred by him or her in connection with or resulting from any claim as long as such person acted in good faith and reasonably believed that his or her conduct was in the best interest of (in the case of conduct in his or her official capacity with the corporation) or not opposed to (in all other cases) the best interest of the corporation. In the case of any criminal proceeding, such person must have had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful. The determination whether such person has met the required standards of conduct shall be made (i) by the board of directors by majority vote of a quorum consisting of directors not at the time parties to the claim, and if such a quorum cannot be obtained; then (ii) by majority vote of a committee duly designated by the board of directors consisting solely of two or more directors not at the time parties to the claim; and if such a committee cannot be constituted; then (iii) by the shareholders, and if there are no shareholders who are not also directors who are a party to the claim; then (iv) by special legal counsel selected by a majority vote of the full board of directors (in which selection, a director who is a party to the claim may participate). Expenses incurred by such person may be advanced by the corporation prior to the final disposition of the claim under certain circumstances.
New York Registrants:
(a) Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc., CECOS International, Inc., Island Waste Services Ltd., Tricil (N.Y.), Inc. and Waste Services of New York, Inc. are incorporated under the laws of New York.
     Article 7 of the New York Business Corporations Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer or director of the corporation under certain circumstances and subject to certain limitations.
     Section 402(b) of the New York Business Corporations Law permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for damages for any breach of duty in his or her capacity as director, subject to certain limitations.
     The articles of incorporation of each of Allied Waste of Long Island, Inc. and Waste Services of New York, Inc. provide that no director shall be personally liable to the corporation or its shareholders for damages for any breach of duty in such capacity, except that this provision shall not eliminate or limit the liability of any director if a judgment or other final adjudication adverse to such director establishes that such director’s act or omissions (i) were in bad faith, (ii) involved intentional misconduct or a knowing violation of law, (iii) were such that such director personally gained a financial profit or other advantage to which such director was not legally entitled or (iv) that such director’s acts violated Section 719 of the New York Business Corporations Law relating to an unlawful dividend, repurchase or distribution of assets, nor shall this provision eliminate or limit the liability of any director for any act or omission prior to the adoption of this provision.
     The bylaws of each of Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc. and CECOS International, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws Allied Waste of Long Island, Inc., American Transfer Company, Inc., Browning-Ferris Industries of New York, Inc. and CECOS International, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     The bylaws of Tricil (N.Y.), Inc. provide that the corporation shall indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation, or of any other corporation which such person served as such at the request of the corporation, against all judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, actually and necessarily incurred by him or her in connection with the defense of such action, suit or proceeding, or in connection with any appeal therein, to the fullest extent and in the manner set forth in and permitted by the New York Business Corporations Law. The board of directors, in its discretion, shall have the power to purchase and maintain insurance in accordance with the New York Business Corporations Law.
     There is no provision for indemnification or insurance in the bylaws of Island Waste Services Ltd. or Waste Services of New York, Inc.
(b) Allied Waste Niagara Falls Landfill, LLC, Allied Waste Transfer Services of New York, LLC, Menands Environmental Solutions, LLC and Wayne County Land Development, LLC are organized as limited liability companies under the laws of New York.
     Section 420 of the New York Limited Liability Company Law authorizes a limited liability company to indemnify any member, manager or other person under certain circumstances and subject to certain limitations.

     Section 409(c) of the New York Limited Liability Company Law provides that a manager shall have no liability by reason of being or having been a manager of a limited liability company if the manager performs his or her duties in good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.
     The operating agreement of each of the New York limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
North Carolina Registrants:
(a) Lake Norman Landfill, Inc. and Republic Services Real Estate Holding, Inc. are incorporated under the laws of North Carolina.
     Part 5 of Article 8 of the North Carolina Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 55-2-02(b)(3) of the North Carolina Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable in an action by or in the right of the corporation for monetary damages for any breach of duty as a director under certain circumstances and subject to certain limitations. Sections 55-8-30(d) and 55-8-42(d) provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.
     The articles of incorporation of Lake Norman Landfill, Inc. provide that, to the fullest extent permitted by the North Carolina Business Corporation Act, no person who is serving or has served as a director of the corporation shall be liable to the corporation nor to any of its shareholders for monetary damages for breach of duty as a director.
     The bylaws of each of the North Carolina corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the North Carolina corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Allied Waste Systems of North Carolina, LLC, Allied Waste Transfer Services of North Carolina, LLC and Republic Services of North Carolina, LLC are organized as limited liability companies under the laws of North Carolina.
     Sections 53C-3-31 and 53C-3-32 of the North Carolina Limited Liability Company Act authorize a limited liability company to indemnify a member, manager, director or executive of the company under certain circumstances and subject to certain limitations.
     Section 57C-3-22(d) of the North Carolina Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performs the duties of his or her office (i) in good faith, (ii) with the care an ordinary prudent person in a like position would exercise under similar circumstances and (iii) in the manner the manager reasonably believes to be in the best interests of the limited liability company.
     The operating agreement of each of Allied Waste Systems of North Carolina, LLC and Allied Waste Transfer Services of North Carolina, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of North Carolina, LLC.
Ohio Registrants:

(a) Celina Landfill, Inc., Cherokee Run Landfill, Inc., Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. are incorporated under the laws of Ohio.
     Section 1701.13(E) of the Ohio General Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 1701.59(D) of the Ohio General Corporation Law provides that, unless otherwise provided in the articles of incorporation or bylaws, a director shall be liable in damages for any action that the director takes or fails to take as a director only if it is proved by clear and convincing evidence in a court of competent jurisdiction that the director’s action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation.
     The articles of incorporation of R.C. Miller Enterprises, Inc. provide that the corporation shall indemnify and hold harmless each person who shall serve at any time as a director or officer of the corporation from and against any and all claims and liabilities to which such person shall become subject by reason of his or her having been a director or officer of the corporation, or by reason of any action alleged to have been taken or omitted by him or her as such director or officer, and shall reimburse each such person for all legal and other expenses reasonably incurred by such person in connection with any such claim or liability; provided, however, that no such person shall be indemnified against or be reimbursed for any expense incurred arising out of such person’s own negligence or willful misconduct.
     The bylaws of Celina Landfill, Inc. provide that each director, officer and non-officer employee of the corporation shall be indemnified by the corporation against the costs and expenses reasonably incurred by such person in connection with the defense of any action, suit or proceeding to which such person is made a party by reason of being or having been a director, officer or non-officer employee of the corporation, except with respect to matters as to which such person shall be adjudged in such action to be liable for dereliction or negligence in the performance of such person’s duties as director, officer or non-officer employee.
     The bylaws of Cherokee Run Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action threatened or instituted directly by the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit which is threatened or instituted by the corporation directly (rather than a derivative action in the right of the corporation) to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with such action or suit of such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, except that no such indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the Court of Common Pleas of Madison County, Ohio or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.
     The bylaws of Cherokee Run Landfill, Inc. also provide that, to the extent that a director, trustee, officer, employee or agent has been successful on the merits or otherwise in defense of any such action, suit or proceeding or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another entity or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the bylaws of the corporation.
     The bylaws of each of Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Dempsey Waste Systems II, Inc., Noble Road Landfill, Inc., Ohio Republic Contracts, Inc., Port Clinton Landfill, Inc., Preble County Landfill, Inc., R.C. Miller Enterprises, Inc., R.C. Miller Refuse Service Inc., Ross Bros. Waste & Recycling Co., The Ecology Group, Inc. and Williams County Landfill Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Allied Waste Transfer Services of Lima, LLC, AWIN Leasing II, LLC, Carbon Limestone Landfill, LLC, County Environmental Landfill, LLC, County Land Development Landfill, LLC, General Refuse Service of Ohio, L.L.C., Lorain County Landfill, LLC, Lucas County Landfill, LLC, Republic Ohio Contracts, LLC, Republic Services of Ohio Hauling, LLC, Republic Services of Ohio I, LLC, Republic Services of Ohio II, LLC, Republic Services of Ohio III, LLC and Republic Services of Ohio IV, LLC are organized as limited liability companies under the laws of Ohio.
     Section 1705.32 of the Ohio Revised Code authorizes a court to award, or a limited liability company to grant, indemnity to a manager, officer, employee or agent of the company under certain circumstances and subject to certain limitations.
     Section 1705.29(D) of the Ohio Revised Code provides that, unless otherwise provided in the articles of incorporation or operating agreement, a manager of a limited liability company shall be liable for damages for any action that such manager takes or fails to take as a manager only if it is proved by clear and convincing evidence in a court with jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the company or undertaken with reckless disregard for the best interests of the company.
     The operating agreement of each of AWIN Leasing II, LLC and General Refuse Service of Ohio, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The operating agreement of each of Allied Waste Transfer Services of Lima, LLC, Carbon Limestone Landfill, LLC, County Environmental Landfill, LLC, County Land Development Landfill, LLC, Lorain County Landfill, LLC and Lucas County Landfill, LLC provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.
     There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Ohio Contracts, LLC, Republic Services of Ohio Hauling, LLC, Republic Services of Ohio I, LLC, Republic Services of Ohio II, LLC, Republic Services of Ohio III, LLC or Republic Services of Ohio IV, LLC.
Oklahoma Registrants:
(a) ADS, Inc., Allied Waste Services of Stillwater, Inc., American Disposal Services of Missouri, Inc. and Pittsburg County Landfill, Inc. are incorporated under the laws of Oklahoma.
     Section 1031 of the Oklahoma General Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.

     Section 1006(B)(7) of the Oklahoma General Corporation Act permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for any breach of a fiduciary duty as a director, subject to certain limitations.
     The certificate of incorporation of each of ADS, Inc., American Disposal Services of Missouri, Inc. and Pittsburg County Landfill, Inc. provides that, to the fullest extent permitted by the Oklahoma General Corporation Act, a director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director.
     The bylaws of each of the Oklahoma corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Oklahoma corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) BFI Waste Systems of Oklahoma, LLC and Oklahoma City Landfill, L.L.C. are organized as limited liability companies under the laws of Oklahoma.

     Section 2003 and 2017 of the Oklahoma Limited Liability Act permit a limited liability company to indemnify a member, manager, agent or employee of the company under certain circumstances and subject to certain limitations.
     Section 2016(4) of the Oklahoma Limited Liability Company Act provides that a manager shall not be liable for any action taken as a manager or any failure to take any action if the manager performed the duties of the office in compliance with the business judgment rule as applied in Oklahoma to directors and officers of a corporation.
     The operating agreement of BFI Waste Systems of Oklahoma, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The operating agreement of Oklahoma City Landfill, L.L.C. provides for identical indemnification as described in the preceding paragraph, except that such indemnification is also provided to the directors of the sole member of the company.
Oregon Registrants:
(a) Agri-Tech, Inc. of Oregon, Albany – Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., McInnis Waste Systems, Inc., Peltier Real Estate Company, Portable Storage Co., Rossman Sanitary Service, Inc., Source Recycling, Inc., United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. are incorporated under the laws of Oregon.
     Sections 60.387 et seq. of the Oregon Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 60.047(2)(d) of the Oregon Business Corporation Act permits a corporation to provide in its articles of incorporation that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, subject to certain limitations. Sections 60.357 and 60.377 of the Oregon Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if he or she performed the duties of the office in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner he or she reasonably believes to be in the best interests of the corporation.
     The articles of incorporation of each of Agri-Tech, Inc. of Oregon, Albany – Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., Peltier Real Estate Company, Portable Storage Co., Source Recycling, Inc., United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. provide that the corporation shall indemnify, to the fullest extent permitted by law, any person who is made or threatened to be made a party to, witness in, or otherwise involved in, any action, suit or proceeding by reason of the fact that such person is or was a director or officer of the corporation or any of its subsidiaries. The corporation shall advance all reasonable expenses incurred by such person in advance of the proceeding to the fullest extent required or authorized under the law.
     The articles of incorporation of each of Agri-Tech, Inc. of Oregon, Albany – Lebanon Sanitation, Inc., Bio-Med of Oregon, Inc., Capitol Recycling and Disposal, Inc., Corvallis Disposal Co., Dallas Disposal Co., Grants Pass Sanitation, Inc., Keller Drop Box, Inc., Peltier Real Estate Company, Portable Storage Co., Source Recycling, Inc.,

United Disposal Service, Inc., Valley Landfills, Inc., Waste Control Systems, Inc., WDTR, Inc. and Willamette Resources, Inc. provide that, to the fullest extent permitted by law, no director of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except that this provision shall not eliminate or limit the liability of a director for (i) any act or omission occurring before the date this provision became effective, (ii) any breach of a director’s duty of loyalty to the corporation or its shareholders, (iii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iv) any distribution to shareholders that is unlawful under the Oregon Business Corporation Act or successor statute or (v) any transaction from which the director derived an improper personal benefit.
     The bylaws of each of the Oregon corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Oregon corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Allied Waste Transfer Services of Oregon, LLC is organized as a limited liability company under the laws of Oregon.

     Section 63.160 of the Oregon Limited Liability Company Act permits a limited liability company to indemnify a member, manager, employee or agent of the company under certain circumstances and subject to certain limitations.
     The operating agreement of Allied Waste Transfer Services of Oregon, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Pennsylvania Registrants:
(a) Allied Acquisition Pennsylvania, Inc., McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. are incorporated under the laws of Pennsylvania.
     Subchapter D of Subpart B of Part II of the Pennsylvania Business Corporation Law authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 1712(c) of the Pennsylvania Business Corporation Law provides that, except as otherwise provided in the bylaws, an officer of a corporation shall not be liable by reason of having been an officer of the corporation if such officer performs his or her duties as an officer in good faith, in a manner he or she reasonably believes to be in the best interests of the corporation and with such care, including reasonable inquiry, skill and diligence, as a person of ordinary prudence would use under similar circumstances.
     The bylaws of each of McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of McCusker Recycling, Inc. and New Morgan Landfill Company, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Acquisition Pennsylvania, Inc.
(b) Allied Waste Systems of Pennsylvania, LLC, BFI Transfer Systems of Pennsylvania, LLC, BFI Waste Services of Pennsylvania, LLC, Greenridge Reclamation, LLC and Greenridge Waste Services, LLC are organized as limited liability companies under the laws of Pennsylvania.
     Section 8945 of the Pennsylvania Limited Liability Company Law permits a limited liability company to indemnify a member, manager or other person under certain circumstances and subject to certain limitations.
     The operating agreement of each of the Pennsylvania limited liability company registrants provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
South Carolina Registrants:
(a) NationsWaste Catawba Regional Landfill, Inc. is incorporated under the laws of South Carolina.
     Article 5 of Chapter 8 of the South Carolina Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Sections 33-8-300(d) and 33-8-420(d) of the South Carolina Business Corporation Act provide that a director or officer shall not be liable for any action taken as a director or officer or any failure to take any action if such director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation and its shareholders.
     The articles of incorporation of NationsWaste Catawba Regional Landfill, Inc. provide that the corporation shall, to the fullest extent permitted by the South Carolina Business Corporation Act, indemnify any and all persons whom it shall have the power to indemnify under the law from and against any and all of the expenses, liabilities or other matters referred to in or covered by the law.

     The bylaws of NationsWaste Catawba Regional Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of NationsWaste Catawba Regional Landfill, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Flint Hill Road, LLC is organized as a limited liability company under the laws of South Carolina.
     Section 34-44-403 of the South Carolina Uniform Limited Liability Company Act authorizes a limited liability company to indemnify a member or manager of the company under certain circumstances and subject to certain limitations.
     The operating agreement of Flint Hill Road, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

Tennessee Registrants:
(a) Allied Waste Industries of Tennessee, Inc., Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation are incorporated under the laws of Tennessee.
     Part 5 of Chapter 18 of the Tennessee Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Sections 48-18-301(d) and 48-18-403(d) of the Tennessee Business Corporation Act provide that a director or officer shall not be liable for any action taken as a director or officer or any failure to take any action if the director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the director reasonably believes to be in the best interests of the corporation.
     The bylaws of each of Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of Barker Brothers Waste, Incorporated, Browning-Ferris Industries of Tennessee, Inc. and Northwest Tennessee Disposal Corporation also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
     There is no provision for indemnification or insurance in the articles of incorporation or bylaws of Allied Waste Industries of Tennessee, Inc.
(b) Madison County Development, LLC is organized as a limited liability company under the laws of Tennessee.
     Section 48-243-101 of the Tennessee Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a governor, member, manager, partner, trustee, employee, independent contractor or agent of the company under certain circumstances and subject to certain limitations.
     Sections 48-240-102(e) and 48-241-111(d) of the Tennessee Limited Liability Company Act provide that a member or manager shall not be liable for any action taken as a member or manager or any failure to take any action if the member or manager performed the duties of the position (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner the member or manager reasonably believes to be in the best interest of the LLC.
     The operating agreement of Madison County Development, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Texas Registrants:
(a) Action Disposal, Inc. is incorporated under the laws of Texas.
     Section 2.02-1 of the Texas Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     The bylaws of Action Disposal, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of Action Disposal, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Total Roll-Offs, L.L.C. is organized as a limited liability company under the laws of Texas.
     Section 2.20 of the Texas Limited Liability Company Act permits a limited liability company to indemnify a member, manager, officer or other person under certain circumstances and subject to certain limitations.
     The operating agreement of Total Roll-Offs, L.L.C. provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
(c) Desarrollo del Rancho La Gloria TX, LP, El Centro Landfill, L.P., Frontier Waste Services, L.P., Republic Waste Services of Texas, Ltd. and South Central Texas Land Co. TX, LP are organized as limited partnerships under the laws of Texas.
     Chapter 8 of the Texas Revised Limited Partnership Act authorizes a court to award, or a limited partnership to grant, indemnity to a person serving as part of the governing authority of a limited partnership, officer, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     The Texas Revised Limited Partnership Act is silent as to exculpation of partners.
     The agreement of limited partnership of each of Desarrollo del Rancho La Gloria TX, LP, Frontier Waste Services, L.P. and South Central Texas Land Co. TX, LP provides that the partnership shall defend, indemnify and save harmless the partners and their officers and directors from and against all losses, claims, costs, liabilities and damages incurred by them by reason of any act performed or omitted to be performed by them in connection with the business of the partnership, including attorneys’ fees incurred by them in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
     The agreement of limited partnership of El Centro Landfill, L.P. provides that the partnership shall indemnify the general partner and its officers, directors, shareholders, controlling persons, employees, agents, affiliates, or assigns thereof, against and save them harmless from any claim, demand, judgment, or liability, and against and from any loss, cost or expense (including, but not limited to, attorneys’ fees and court costs, which may be paid by the partnership as incurred), which may be made or imposed upon such persons by reason of any (i) act performed for or on behalf of the partnership or in furtherance of the partnership business, (ii) inaction on the part of such persons, so long as the party to be indemnified has determined, in good faith, that such course of conduct was in the best interests of the partnership and said conduct did not constitute gross negligence or willful misconduct. The expenses (including legal fees and expenses) of such indemnified persons incurred in defending any proceeding shall be paid by the partnership in advance of the final disposition of the proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the partnership as authorized hereunder. The partnership may purchase and maintain insurance on behalf of the general partner and the persons covered by the preceding sentence whether or not the partnership would have the power or obligation to provide indemnification against liability under the provisions of the agreement of limited partnership.
     The agreement of limited partnership of El Centro Landfill, L.P. provides that neither the general partner, nor its officers, directors, shareholders, controlling persons, employees, agents, affiliates or assigns thereof, shall be liable, responsible or accountable in damages or otherwise to the partnership or any partner for any action taken or failure to act on behalf of the partnership within the scope of the authority conferred on the general partner by the partnership agreement or by law, so long as such party acted in good faith and on the belief that such course of conduct was in the best interest of the partnership and such conduct did not constitute gross negligence or gross misconduct.
     There is no provision for indemnification or insurance in the certificate of limited partnership or the limited partnership agreement of Republic Waste Services of Texas, Ltd.
Utah Registrants:
(a) Allied Waste Transfer Services of Utah, Inc. and Wasatch Regional Landfill, Inc. are incorporated under the laws of Utah.
     Part 9 of the Utah Business Organizations Code authorizes a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee, fiduciary or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 16-10a-840(4) of the Utah Business Organizations Code provides that a director or officer shall not be liable to the corporation, its shareholders or any conservator or receiver or any assignee or successor-in-interest thereof for any action taken or any failure to take any action as an officer or director unless (i) the director or officer has failed to perform the duties of his or her office (1) in good faith, (2) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (3) in a manner the director or officer reasonably believes to be in the best interests of the corporation and (ii) the breach or failure to perform constitutes gross negligence, willful misconduct or intentional infliction of harm on the corporation or the shareholders.
     The bylaws of each of the Utah corporation registrants provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of each of the Utah corporation registrants also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) ECDC Environmental, L.C. and Frontier Waste Services (Utah), LLC are organized as limited liability companies under the laws of Utah.
     Part 18 of the Utah Revised Limited Liability Company Act authorizes a court to award, or a limited liability company to grant, indemnity to a member, manager, employee, fiduciary or agent of the company under certain circumstances and subject to certain limitations.
     Section 48-2c-807(a) of the Utah Revised Limited Liability Company Act provides that a member or manager shall not be liable or accountable in damages or otherwise to the company or the members for any action taken or failure to act on behalf of the company unless the act or omission constitutes (i) gross negligence, (ii) willful misconduct or (iii) a breach of a higher standard of conduct that would result in greater exposure to liability for the member or manager that is established in the company’s articles of organization or operating agreement.
     The articles of organization of Frontier Waste Services (Utah), LLC provide that the company shall indemnify to the fullest extent permitted by the Utah Limited Liability Company Act any person or entity who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that such person is or was a member, manager or officer of the company.
     The operating agreement of each of ECDC Environmental, L.C. and Frontier Waste Services (Utah), LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers, and any officers of the company from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.
Virginia Registrants:
(a) 623 Landfill, Inc. is incorporated under the laws of Virginia.
     Article 10 of the Virginia Stock Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Section 13.1-690(C) of the Virginia Stock Corporation Act provides that a director shall not be liable for any action taken as a director or any failure to take any action if such director performed the duties of the office in accordance with his or her good faith business judgment of the best interests of the corporation.
     The articles of incorporation of 623 Landfill, Inc. provide that every person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding of any kind or was or is the subject of any claim by reason of his being or having been a director or officer of the corporation or by reason of his serving or having served at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise shall be indemnified by the corporation against expenses (including attorneys’ fees), judgments, fines, penalties, awards, costs, amounts paid in settlement and liabilities of all kinds, actually and reasonably incurred by such person in connection with, or resulting from, such action, suit, proceeding or claim. Such indemnification is only allowed if such person acted in good faith and in the manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudicated to be liable to the corporation for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that, the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity. Any indemnification under the preceding paragraph (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances because he or she had met the applicable standard of conduct set forth in said paragraph. Such determination may be made either (i) by the board of directors of the corporation by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, (ii) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by or in respect of any such person in connection with any such action, suit or proceeding, whether criminal, administrative, arbitrative or investigative, may be paid by the corporation in advance of the final disposition thereof upon receipt of an undertaking by, or on behalf of, such person to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation. The board of directors shall have the power to indemnify its other employees and agents to the same extent as provided in the articles of incorporation with respect to its directors and officers.

     The bylaws of 623 Landfill, Inc. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of 623 Landfill, Inc. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
(b) Cumberland County Development Company, LLC, Obscurity Land Development, LLC and Republic Services of Virginia, LLC are organized as limited liability companies under the laws of Virginia.
     Section 13.1-1009(16) of the Virginia Limited Liability Company Act permits a limited liability company to indemnify members, managers or other persons from and against any and all claims and demands whatsoever.
     The operating agreement of each of Cumberland County Development Company, LLC and Obscurity Land Development, LLC provides that the company shall defend, indemnify and save harmless the sole member, its officers and directors, and any officers of the company, from and against all losses, claims, costs, liabilities and damages incurred by such person by reason of any act performed or omitted to be performed by such person in connection with the business of the company, including attorneys’ fees incurred by such person in connection with the defense of any action based on any such act or omission; provided, however, no such person shall be indemnified from any liability for fraud, bad faith, willful misconduct or gross negligence.

     There is no provision for indemnification or insurance in the certificate of formation or the operating agreement of Republic Services of Virginia, LLC.
Washington Registrants:
(a) Rabanco Recycling, Inc., Rabanco, Ltd. and WJR Environmental, Inc. are incorporated under the laws of Washington.
     Sections 23B.08.500 et seq. of the Washington Business Corporation Act authorize a court to award, or a corporation’s board of directors to grant, indemnity to an officer, director, employee or agent of the corporation under certain circumstances and subject to certain limitations.
     Section 23B.08.320 of the Washington Business Corporation Act provides that the articles of incorporation of a corporation may eliminate or limit the personal liability of a director to the corporation or its shareholders, subject to certain limitations. Sections 23B.08.420(4) and 23B.08.300(4) of the Washington Business Corporation Act provide that a director or officer of a corporation shall not be liable for any action taken as a director or officer or any failure to take any action if such director or officer performed the duties of his or her office (i) in good faith, (ii) with the care an ordinarily prudent person in a like position would exercise under similar circumstances and (iii) in a manner he or she reasonably believes to be in the best interests of the corporation.
     The articles of incorporation of each of Rabanco Recycling, Inc. and Rabanco, Ltd. provide that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is prohibited under the Washington Business Corporation Act.
     The articles of incorporation of WJR Environmental, Inc. provide that a director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for conduct as a director, except for (i) acts or omissions involving intentional misconduct by the director or a knowing violation of law by the director, (ii) conduct violating 23B.08.310 of the Washington Business Corporation Act relating to certain distributions by the corporation or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.
     The bylaws of each of the Washington corporation registrants provide that the corporation shall, to the fullest extent permitted by the law, indemnify and advance expenses to each person to whom indemnification and advancement of expenses may be offered under the law. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of Washington law.
(b) Rabanco Companies is organized as a general partnership under the laws of Washington.
     Section 25.05.150(3) of the Washington Revised Uniform Partnership Act authorizes a general partnership to indemnify partners under certain circumstances and subject to certain limitations.
     There is no provision for indemnification or insurance in the partnership agreement of Rabanco Companies.
West Virginia Registrant: Sandy Hollow Landfill Corp. is organized as a corporation under the laws of West Virginia.

     Part 5 of Article 8 of the West Virginia Business Corporation Act authorizes a court to award, or a corporation’s board of directors to grant, indemnity to officers and directors of the corporation under certain circumstances and subject to certain limitations.
     Section 31D-8-831(a) of the West Virginia Business Corporation Act provides that a director of a corporation shall not be liable to the corporation or its shareholders for any decision to take or not to take action or any failure to take any action as a director unless the party asserting liability establishes that the articles of incorporation and other law do not preclude liability and the challenged conduct consisted of or was the result of (i) action not in good faith, (ii) a decision (1) which the director did not reasonably believe to be in the best interests of the corporation or (2) as to which the director was not informed to an extent the director reasonably believed appropriate in the circumstances, (iii) a lack of objectivity or independence, (iv) a sustained failure of the director to devote attention to ongoing oversight of the business and affairs of the corporation or (v) receipt of a financial benefit to which the director was not entitled.
     The bylaws of Sandy Hollow Landfill Corp. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.
     The bylaws of Sandy Hollow Landfill Corp. also provide that any indemnification (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (iii) by the stockholders. Expenses incurred by a director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation according to the bylaws of the corporation. The corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity or other enterprise against any liability asserted against or incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power or the obligation to indemnify him or her against such liability under the bylaws of the corporation.
Item 21. Exhibits and Financial Statement Schedules
     A list of exhibits filed with this registration statement is contained in the index to exhibits, which is incorporated by reference.
Item 22. Undertakings
     Each of the undersigned co-registrants hereby undertakes:
          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;
          (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and
          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
          (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
          (6) To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.
          (7) To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

          (8) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

SIGNATURES
          Pursuant to the requirements of the Securities Act of 1933, Republic Services, Inc. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

REPUBLIC SERVICES, INC.
By:	/s/ James E. O’Connor *
James E. O’Connor
Chairman of the Board and Chief Executive Officer (principal executive officer)

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ James E. O’Connor * James E. O’Connor	Chairman of the Board and Chief Executive Officer (principal executive officer)

/s/ Tod C. Holmes Tod C. Holmes	Executive Vice President and Chief Financial Officer (principal financial officer)

/s/ Charles F. Serianni * Charles F. Serianni	Senior Vice President and Chief Accounting Officer (principal accounting officer)

/s/ John W. Croghan *	Director

John W. Croghan

/s/ James W. Crownover *	Director

James W. Crownover

/s/ William J. Flynn *	Director

William J. Flynn

/s/ David I. Foley *	Director

David I. Foley

Signature	Title

/s/ Michael Larson *	Director

Michael Larson

/s/ Nolan Lehmann *	Director

Nolan Lehmann

/s/ W. Lee Nutter *	Director

W. Lee Nutter

/s/ Ramon A. Rodriguez *	Director

Ramon A. Rodriguez

/s/ Allan C. Sorensen *	Director

Allan C. Sorensen

/s/ John M. Trani *	Director

John M. Trani

/s/ Michael W. Wickham *	Director

Michael W. Wickham

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule A hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule A hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President and Director (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President – Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule B hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule B hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President – Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director

Donald W. Slager

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule C hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule C hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews * Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President – Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director

Donald W. Slager

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule D hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule D hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall * Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President – Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director

Donald W. Slager

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule E hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule E hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III *
Vice President – Finance and Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek * Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President – Finance, Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director

Donald W. Slager

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule F hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule F hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule G hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule G hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews * Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director

Donald W. Slager

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule H hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule H hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall * Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director

Donald W. Slager

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

          Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule I hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule I hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

          KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer and Director (principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director

Donald W. Slager

/s/ Charles F. Serianni *	Director

Charles F. Serianni

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule J hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule J hereto
By:	/s/ Edward A. Lang, III*
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Donald W. Slager *	Director
Donald W. Slager

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule K hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule K hereto
By:	/s/ James E. O’Connor *
James E. O’Connor
President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ James E. O’Connor *	President, Chief Executive Officer and Director
James E. O’Connor	(principal executive officer)

/s/ Tod C. Holmes	Chief Financial Officer and Director
Tod C. Holmes	(principal financial officer)

/s/ Charles F. Serianni *	Chief Accounting Officer
Charles F. Serianni	(principal accounting officer)

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule L hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule L hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Thomas E. Miller *	President and Director
Thomas E. Miller	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule M hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule M hereto
By:	/s/ Roger A. Groen Jr. *
Roger A. Groen Jr.
President

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Roger A. Groen Jr. *	President and Director
Roger A. Groen Jr.	(principal executive officer, principal financial officer and principal accounting officer)

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule N hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule N hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance, Treasurer and Director
Edward A. Lang, III	(principal financial officer and principal accounting officer)

/s/ Charles F. Serianni *	Director
Charles F. Serianni

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule O hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule O hereto
By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of Allied Waste Landfill
Donald W. Slager	Holdings, Inc.

/s/ Edward A. Lang, III *	Vice President – Finance, Treasurer and Director of
Edward A. Lang, III	Allied Waste Landfill Holdings, Inc.

/s/ Charles F. Serianni *	Director of Allied Waste Landfill Holdings, Inc.
Charles F. Serianni

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule P hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule P hereto
By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

By:	Allied Waste North America, Inc., as General Partner

By:	/s/ James E. O’Connor *
James E. O’Connor
President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of Allied Waste Landfill
Donald W. Slager	Holdings, Inc.

/s/ Edward A. Lang, III *	Vice President – Finance, Treasurer and Director of
Edward A. Lang, III	Allied Waste Landfill Holdings, Inc.

/s/ Charles F. Serianni *	Director of Allied Waste Landfill Holdings, Inc. and
Charles F. Serianni	Chief Accounting Officer of Allied Waste North America, Inc.

/s/ James E. O’Connor *	President, Chief Executive Officer and Director of
James E. O’Connor	Allied Waste North America, Inc.

Signature	Title

/s/ Tod C. Holmes	Chief Financial Officer and Director of Allied Waste
Tod C. Holmes	North America, Inc.

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Q hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Q hereto
By:	Allied Waste North America, Inc., as General Partner

By:	/s/ James E. O’Connor *
James E. O’Connor
President and Chief Executive Officer

By:	Browning-Ferris Industries of Tennessee, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ James E. O’Connor *	President, Chief Executive Officer and Director of
James E. O’Connor	Allied Waste North America, Inc.

/s/ Tod C. Holmes	Chief Financial Officer and Director of Allied Waste
Tod C. Holmes	North America, Inc.

/s/ Charles F. Serianni *	Chief Accounting Officer of Allied Waste North
Charles F. Serianni	America, Inc. and Director of Browning-Ferris Industries of Tennessee, Inc.

/s/ Donald W. Slager *	President and Director of Browning-Ferris Industries of
Donald W. Slager	Tennessee, Inc.

/s/ Edward A. Lang, III *	Vice President – Finance, Treasurer and Director of
Edward A. Lang, III	Browning-Ferris Industries of Tennessee, Inc.

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule R hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule R hereto
By:	Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Waste Services of Texas GP, Inc.
Christopher Synek

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Waste Services of
Edward A. Lang, III	Texas GP, Inc.

/s/ Donald W. Slager *	Director of Republic Waste Services of Texas GP, Inc.
Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Waste Services of Texas GP, Inc.
Charles F. Serianni

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule S hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule S hereto
By:	BFI Energy Systems of Southeastern Connecticut, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President and Director of BFI Energy Systems of
Donald W. Slager	Southeastern Connecticut, Inc.

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of BFI
Edward A. Lang, III	Energy Systems of Southeastern Connecticut, Inc.

/s/ Charles F. Serianni *	Director of BFI Energy Systems of Southeastern
Charles F. Serianni	Connecticut, Inc.

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule T hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule T hereto
By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *
James E. O’Connor
Chairman of the Board and Chief Executive Officer

By:	Zakaroff Services, as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ James E. O’Connor *	Chairman of the Board and Chief Executive Officer of
James E. O’Connor	Republic Services, Inc.

/s/ Tod C. Holmes	Executive Vice President and Chief Financial Officer of
Tod C. Holmes	Republic Services, Inc.

/s/ Charles F. Serianni *	Senior Vice President and Chief Accounting Officer of
Charles F. Serianni	Republic Services, Inc. and Director of Zakaroff Services

/s/ John W. Croghan *	Director of Republic Services, Inc.
John W. Croghan

/s/ James W. Crownover *	Director of Republic Services, Inc.
James W. Crownover

Signature	Title

/s/ William J. Flynn *	Director of Republic Services, Inc.
William J. Flynn

/s/ David I. Foley *	Director of Republic Services, Inc.
David I. Foley

/s/ Michael Larson *	Director of Republic Services, Inc.
Michael Larson

/s/ Nolan Lehmann *	Director of Republic Services, Inc.
Nolan Lehmann

/s/ W. Lee Nutter *	Director of Republic Services, Inc.
W. Lee Nutter

/s/ Ramon A. Rodriguez *	Director of Republic Services, Inc.
Ramon A. Rodriguez

/s/ Allan C. Sorensen *	Director of Republic Services, Inc.
Allan C. Sorensen

/s/ John M. Trani *	Director of Republic Services, Inc.
John M. Trani

/s/ Michael W. Wickham *	Director of Republic Services, Inc.
Michael W. Wickham

/s/ Donald W. Slager *	President and Director of Zakaroff Services
Donald W. Slager

/s/ Edward A. Lang, III *	Treasurer and Director of Zakaroff Services
Edward A. Lang, III

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule U hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule U hereto
By:	Rabanco Recycling, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

By:	Rabanco, Ltd., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President of Rabanco Recycling, Inc. and Rabanco, Ltd.
Jeff D. Andrews

/s/ Edward A. Lang, III *	Vice President — Finance, Treasurer and Director of
Edward A. Lang, III	Rabanco Recycling, Inc. and Rabanco, Ltd.

/s/ Donald W. Slager *	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.
Donald W. Slager

/s/ Charles F. Serianni *	Director of Rabanco Recycling, Inc. and Rabanco, Ltd.
Charles F. Serianni

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule V hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule V hereto
By:	Republic Silver State Disposal, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President of Republic Silver State Disposal, Inc.
Jeff D. Andrews

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Silver State
Edward A. Lang, III	Disposal, Inc.

/s/ Donald W. Slager *	Director of Republic Silver State Disposal, Inc.
Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Silver State Disposal, Inc.
Charles F. Serianni

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule W hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule W hereto
By:	Republic Services of Florida GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Services of Florida GP, Inc.
Christopher Synek

/s/ Edward A. Lang, III *	Treasurer and Director of Republic Services of Florida
Edward A. Lang, III	GP, Inc.

/s/ Donald W. Slager *	Director of Republic Services of Florida GP, Inc.
Donald W. Slager

/s/ Charles F. Serianni *	Director of Republic Services of Florida GP, Inc.
Charles F. Serianni

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule X hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule X hereto
By:	Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek *	President of Republic Services of Georgia GP, LLC
Christopher Synek

/s/ Edward A. Lang, III *	Treasurer of Republic Services of Georgia GP, LLC
Edward A. Lang, III

Republic Services, Inc.	Managing Member of Republic Services of Georgia GP, LLC

By:	/s/ James E. O’Connor *
Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Y hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Y hereto

By: Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *

James E. O’Connor

Chairman of the Board and Chief Executive Officer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ James E. O’Connor * James E. O’Connor	Chairman of the Board and Chief Executive Officer of Republic Services, Inc.

/s/ Tod C. Holmes Tod C. Holmes	Executive Vice President and Chief Financial Officer of Republic Services, Inc.

/s/ Charles F. Serianni * Charles F. Serianni	Senior Vice President and Chief Accounting Officer of Republic Services, Inc.

/s/ John W. Croghan * John W. Croghan	Director of Republic Services, Inc.

/s/ James W. Crownover * James W. Crownover	Director of Republic Services, Inc.

/s/ William J. Flynn * William J. Flynn	Director of Republic Services, Inc.

Signature	Title

/s/ David I. Foley * David I. Foley	Director of Republic Services, Inc.

/s/ Michael Larson * Michael Larson	Director of Republic Services, Inc.

/s/ Nolan Lehmann * Nolan Lehmann	Director of Republic Services, Inc.

/s/ W. Lee Nutter * W. Lee Nutter	Director of Republic Services, Inc.

/s/ Ramon A. Rodriguez * Ramon A. Rodriguez	Director of Republic Services, Inc.

/s/ Allan C. Sorensen * Allan C. Sorensen	Director of Republic Services, Inc.

/s/ John M. Trani * John M. Trani	Director of Republic Services, Inc.

/s/ Michael W. Wickham * Michael W. Wickham	Director of Republic Services, Inc.

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule Z hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule Z hereto

By: Republic Services of Wisconsin GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President of Republic Services of Wisconsin GP, LLC

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer of Republic Services of Wisconsin GP, LLC

Republic Services, Inc.	Managing Member of Republic Services of Wisconsin GP, LLC

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AA hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule AA hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Indiana, Limited Partnership	Managing Member

By:	Republic Services, Inc., as General Partner

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BB hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule BB hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CC hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule CC hereto

By:	/s/ Edward A. Lang, III

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste Landfill Holdings, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DD hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule DD hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EE hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule EE hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall * Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FF hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule FF hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall * Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GG hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule GG hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HH hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule HH hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews * Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule II hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule II hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews * Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule JJ hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek * Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KK hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule KK hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LL hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule LL hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services Aviation, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MM hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule MM hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek * Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Waste North America, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NN hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule NN hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Allied Green Power, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OO hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule OO hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PP hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule PP hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Bridgeton Landfill, LLC	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule QQ hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President — Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall * Ronald Krall	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President — Finance and Treasurer (principal financial officer and principal accounting officer)

Browning-Ferris Industries of Ohio, Inc.	Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President — Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RR hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule RR hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek * Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Georgia, Limited Partnership	Managing Member

By:	Republic Services of Georgia GP, LLC, as General Partner

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SS hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule SS hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews * Jeff D. Andrews	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services, Inc.	Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule TT hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule TT hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule UU hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule UU hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

County Disposal (Ohio), Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule VV hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule VV hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services of Illinois, L.L.C.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule WW hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule WW hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

ECDC Holdings, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule XX hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule XX hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule YY hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule YY hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Frontier Waste Services, L.P.		Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule ZZ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule ZZ hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste Services of North America, LLC		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule AAA hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule AAA hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

American Disposal Services of Illinois, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule BBB hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule BBB hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Liberty Waste Services Limited, L.L.C.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule CCC hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule CCC hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Allied Waste Systems, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule DDD hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule DDD hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of Ohio Hauling, LLC		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule EEE hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule EEE hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule FFF hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule FFF hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule GGG hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule GGG hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Jeff D. Andrews *	President
Jeff D. Andrews	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of California Holding Company, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule HHH hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule HHH hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule III hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule III hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services, Inc.		Managing Member

By:	/s/ James E. O’Connor *

Name:	James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule JJJ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule JJJ hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge *	President
Kevin Walbridge	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services of Michigan Holding Company, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule KKK hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule KKK hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Continental Waste Industries, L.L.C.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule LLL hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule LLL hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule MMM hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule MMM hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Ronald Krall *	President
Ronald Krall	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Services Holding Company, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule NNN hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule NNN hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Browning-Ferris Industries of Tennessee, Inc.		Managing Member

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule OOO hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule OOO hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager *	President
Donald W. Slager	(principal executive officer)

/s/ Edward A. Lang, III *	Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Republic Waste, Limited Partnership		Managing Member

By:	Republic Waste Services of Texas GP, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule PPP hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule PPP hereto

By:	/s/ Edward A. Lang, III *

Edward A. Lang, III

Vice President – Finance and Treasurer
     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek *	President
Christopher Synek	(principal executive officer)

/s/ Edward A. Lang, III *	Vice President – Finance and Treasurer
Edward A. Lang, III	(principal financial officer and principal accounting officer)

Brenham Total Roll-Offs, LP		Managing Member

By:	Allied Waste Landfill Holdings, Inc., as General Partner

By:	/s/ Edward A. Lang, III *

Name:	Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes

Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule QQQ hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule QQQ hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Donald W. Slager * Donald W. Slager	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Central Virginia Properties, LLC	Managing Member

By:	/s/ Edward A. Lang, III *
Name:	Edward A. Lang, III
Title:	Treasurer

*By:	/s/ Tod C. Holmes
Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule RRR hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule RRR hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Vice President – Finance and Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Christopher Synek * Christopher Synek	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Vice President – Finance and Treasurer (principal financial officer and principal accounting officer)

BFI Waste Systems of North America, LLC	Managing Member

By: Name:	/s/ Edward A. Lang, III * Edward A. Lang, III
Title:	Vice President – Finance and Treasurer

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

     Pursuant to the requirements of the Securities Act of 1933, each of the Subsidiary Guarantors listed on Schedule SSS hereto has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, State of Arizona on May 6, 2010.

On behalf of each Subsidiary Guarantor listed on Schedule SSS hereto
By:	/s/ Edward A. Lang, III *
Edward A. Lang, III
Treasurer

     KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints James E. O’Connor, Tod C. Holmes and Edward A. Lang, III and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Form S-4 registration statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of any of them, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons, in the capacities indicated on May 6, 2010.

Signature	Title

/s/ Kevin Walbridge * Kevin Walbridge	President (principal executive officer)

/s/ Edward A. Lang, III * Edward A. Lang, III	Treasurer (principal financial officer and principal accounting officer)

Republic Services of Indiana, Limited Partnership	Managing Member
By: Republic Services, Inc., as General Partner

By: Name:	/s/ James E. O’Connor * James E. O’Connor
Title:	Chairman of the Board and Chief Executive Officer

*By:	/s/ Tod C. Holmes Tod C. Holmes
Attorney-in-Fact

SCHEDULE A
SUBSIDIARY GUARANTORS
Action Disposal, Inc.
Ada County Development Company, Inc.
ADS, Inc.
ADS of Illinois, Inc.
Alabama Recycling Services, Inc.
Allied Acquisition Pennsylvania, Inc.
Allied Acquisition Two, Inc.
Allied Enviroengineering, Inc.
Allied Green Power, Inc.
Allied Nova Scotia, Inc.
Allied Waste Alabama, Inc.
Allied Waste Company, Inc.
Allied Waste Hauling of Georgia, Inc.
Allied Waste Holdings (Canada) Ltd.
Allied Waste Industries (New Mexico), Inc.
Allied Waste Industries of Georgia, Inc.
Allied Waste Industries of Northwest Indiana, Inc.
Allied Waste Industries (Southwest), Inc.
Allied Waste Landfill Holdings, Inc.
Allied Waste of California, Inc.
Allied Waste of Long Island, Inc.
Allied Waste of New Jersey, Inc.
Allied Waste Rural Sanitation, Inc.
Allied Waste Services of Colorado, Inc.
Allied Waste Systems Holdings, Inc.
Allied Waste Systems, Inc.
Allied Waste Transportation, Inc.
American Disposal Services of New Jersey, Inc.
American Disposal Services, Inc.
American Disposal Transfer Services of Illinois, Inc.
American Materials Recycling Corp.
American Sanitation, Inc.
American Transfer Company, Inc.
Area Disposal, Inc.
Atlantic Waste Holding Company, Inc.
Attwoods of North America, Inc.
Autoshred, Inc.
AWIN Leasing Company, Inc.
AWIN Management, Inc.
BBCO, Inc.
BFI Atlantic, Inc.
BFI Energy Systems of Albany, Inc.
BFI Energy Systems of Delaware County, Inc.
BFI Energy Systems of Essex County, Inc.
BFI Energy Systems of Hempstead, Inc.
BFI Energy Systems of Niagara II, Inc.
BFI Energy Systems of Niagara, Inc.
BFI Energy Systems of SEMASS, Inc.

BFI Energy Systems of Southeastern Connecticut, Inc.
BFI International, Inc.
BFI REF-FUEL, INC.
BFI Trans River (GP), Inc.
Borrow Pit Corp.
Browning-Ferris Financial Services, Inc.
Browning-Ferris Industries Chemical Services, Inc.
Browning-Ferris Industries of Florida, Inc.
Browning-Ferris Industries of Illinois, Inc.
Browning-Ferris Industries of New Jersey, Inc.
Browning-Ferris Industries of New York, Inc.
Browning-Ferris Industries of Tennessee, Inc.
Browning-Ferris Services, Inc.
Bunting Trash Service, Inc.
CECOS International, Inc.
Charter Evaporation Resource Recovery Systems
County Disposal, Inc.
Delta Dade Recycling Corp.
Delta Paper Stock, Co.
Delta Site Development Corp.
Delta Waste Corp.
Eagle Industries Leasing, Inc.
ECDC Environmental of Humboldt County, Inc.
ECDC Holdings, Inc.
Evergreen Scavenger Service, Inc.
G. Van Dyken Disposal Inc.
General Refuse Rolloff Corp.
Georgia Recycling Services, Inc.
Golden Waste Disposal, Inc.
Great Lakes Disposal Service, Inc.
Gulfcoast Waste Service, Inc.
Illinois Recycling Services, Inc.
Ingrum Waste Disposal, Inc.
Island Waste Services Ltd.
Jetter Disposal, Inc.
La Cañada Disposal Company, Inc.
Liberty Waste Holdings, Inc.
Louis Pinto & Son, Inc., Sanitation Contractors
Lucas County Land Development, Inc.
Manumit of Florida, Inc.
Midway Development Company, Inc.
Mississippi Waste Paper Company
Mountain Home Disposal, Inc.
NationsWaste Catawba Regional Landfill, Inc.
NationsWaste, Inc.
Ncorp, Inc.
Pinal County Landfill Corp.
Portable Storage Co.
Preble County Landfill, Inc.
Price & Sons Recycling Company

R.C. Miller Enterprises, Inc.
Resource Recovery, Inc.
Risk Services, Inc.
Rock Road Industries, Inc.
Ross Bros. Waste & Recycling Co.
Royal Holdings, Inc.
S & S Recycling, Inc.
San Marcos NCRRF, Inc.
Sanitary Disposal Service, Inc.
Shred — All Recycling Systems, Inc.
Standard Disposal Services, Inc.
Standard Waste, Inc.
Suburban Transfer, Inc.
Summit Waste Systems, Inc.
Tate’s Transfer Systems, Inc.
Taylor Ridge Landfill, Inc.
Tennessee Union County Landfill, Inc.
The Ecology Group, Inc.
Total Solid Waste Recyclers, Inc.
Tri-State Recycling Services, Inc.
Tri-State Refuse Corporation
Vining Disposal Service, Inc.
Waste Control Systems, Inc.
Wastehaul, Inc.
Wayne County Landfill IL, Inc.
SCHEDULE B
SUBSIDIARY GUARANTORS
Adrian Landfill, Inc.
Allied Waste Industries of Illinois, Inc.
Allied Waste Services of Stillwater, Inc.
American Disposal Services of Kansas, Inc.
American Disposal Services of Illinois, Inc.
Belleville Landfill, Inc.
Bond County Landfill, Inc.
Brickyard Disposal & Recycling, Inc.
CC Landfill, Inc.
Central Sanitary Landfill, Inc.
Citizens Disposal, Inc.
City-Star Services, Inc.
Clarkston Disposal, Inc.
Dempsey Waste Systems II, Inc.
DTC Management, Inc.
East Chicago Compost Facility, Inc.
Environmental Development Corp. (DE)
Environmental Reclamation Company
Environtech, Inc.
Fred Barbara Trucking Co., Inc.
Harland’s Sanitary Landfill, Inc.

Illinois Landfill, Inc.
Illinois Valley Recycling, Inc.
Kankakee Quarry, Inc.
LandComp Corporation
Lee County Landfill, Inc.
Loop Recycling, Inc.
Loop Transfer, Incorporated
Northlake Transfer, Inc.
Oakland Heights Development, Inc.
Oscar’s Collection System of Fremont, Inc.
Ottawa County Landfill, Inc.
Pittsburg County Landfill, Inc.
RCS, Inc.
Roxana Landfill, Inc.
Saline County Landfill, Inc.
Sangamon Valley Landfill, Inc.
Sauk Trail Development, Inc.
Standard Environmental Services, Inc.
Streator Area Landfill, Inc.
Suburban Warehouse, Inc.
Sunset Disposal, Inc.
Thomas Disposal Service, Inc.
Upper Rock Island County Landfill, Inc.
Williams County Landfill Inc.
Woodlake Sanitary Service, Inc.
SCHEDULE C
SUBSIDIARY GUARANTORS
Agri-Tech, Inc. of Oregon
Albany-Lebanon Sanitation, Inc.
Allied Waste Industries (Arizona), Inc.
Allied Waste Services of Page, Inc.
Allied Waste Transfer Services of Utah, Inc.
Apache Junction Landfill Corporation
Bio-Med of Oregon, Inc.
Borrego Landfill, Inc.
Browning-Ferris Industries of California, Inc.
Capitol Recycling and Disposal, Inc.
Central Arizona Transfer, Inc.
Cocopah Landfill, Inc.
Copper Mountain Landfill, Inc.
Corvallis Disposal Co.
Dallas Disposal Co.
Delta Container Corporation
Denver RL North, Inc.
Elder Creek Transfer & Recovery, Inc.
Forward, Inc.
Grants Pass Sanitation, Inc.
Imperial Landfill, Inc.

Independent Trucking Company
International Disposal Corp. of California
Keller Canyon Landfill Company
Keller Drop Box, Inc.
Lathrop Sunrise Sanitation Corporation
McInnis Waste Systems, Inc.
Mesa Disposal, Inc.
Otay Landfill, Inc.
Palomar Transfer Station, Inc.
Peltier Real Estate Company
Rabanco Recycling, Inc.
Rabanco, Ltd.
Ramona Landfill, Inc.
Rossman Sanitary Service, Inc.
Source Recycling, Inc.
Sunrise Sanitation Service, Inc.
Sunset Disposal Service, Inc.
Sycamore Landfill, Inc.
United Disposal Service, Inc.
Valley Landfills, Inc.
Wasatch Regional Landfill, Inc.
WDTR, Inc.
Willamette Resources, Inc.
WJR Environmental, Inc.
SCHEDULE D
SUBSIDIARY GUARANTORS
American Disposal Services of Missouri, Inc.
American Disposal Services of West Virginia, Inc.
Automated Modular Systems, Inc.
BFI Transfer Systems of New Jersey, Inc.
Browning-Ferris, Inc.
Browning-Ferris Industries, Inc.
Browning-Ferris Industries of Ohio, Inc.
Celina Landfill, Inc.
Cherokee Run Landfill, Inc.
County Disposal (Ohio), Inc.
County Landfill, Inc.
F. P. McNamara Rubbish Removal, Inc.
Lake Norman Landfill, Inc.
Newco Waste Systems of New Jersey, Inc.
New Morgan Landfill Company, Inc.
Noble Road Landfill, Inc.
Port Clinton Landfill, Inc.
R.C. Miller Refuse Service, Inc.
Tom Luciano’s Disposal Service, Inc.
Tricil (N.Y.), Inc.

SCHEDULE E
SUBSIDIARY GUARANTORS
Allied Waste Industries of Tennessee, Inc.
Delta Resources Corp.
GEK, Inc.
SCHEDULE F
SUBSIDIARY GUARANTORS
A D A J Corporation
Atlas Transport, Inc.
Bay Collection Services, Inc.
Bay Environmental Management, Inc.
Bay Landfills, Inc.
Bay Leasing Company, Inc.
McCusker Recycling, Inc.
Ohio Republic Contracts, II, Inc.
Ohio Republic Contracts, Inc.
Perdomo & Sons, Inc.
Republic Services Aviation, Inc.
Republic Services Holding Company, Inc.
Republic Services of Florida LP, Inc.
Republic Services of California Holding Company, Inc.
Republic Services of Indiana LP, Inc.
Republic Services of Michigan Holding Company, Inc.
Republic Services Real Estate Holding, Inc.
Republic Waste Services of Texas LP, Inc.
RI/Alameda Corp.
Sandy Hollow Landfill Corp.
Zakaroff Services
SCHEDULE G
SUBSIDIARY GUARANTORS
Berkeley Sanitary Service, Inc.
BLT Enterprises of Oxnard, Inc.
Crockett Sanitary Service, Inc.
Golden Bear Transfer Services, Inc.
Republic Dumpco, Inc.
Republic Environmental Technologies, Inc.
Republic Silver State Disposal, Inc.
Richmond Sanitary Service, Inc.
Solano Garbage Company
West Contra Costa Energy Recovery Company

West Contra Costa Sanitary Landfill, Inc.
West County Landfill, Inc.
West County Resource Recovery, Inc.
SCHEDULE H
SUBSIDIARY GUARANTORS
623 Landfill, Inc.
Calvert Trash Systems, Incorporated
Honeygo Run Reclamation Center, Inc.
SCHEDULE I
SUBSIDIARY GUARANTORS
Arc Disposal Company, Inc.
Barker Brothers Waste, Incorporated
Compactor Rental Systems of Delaware, Inc.
CWI of Illinois, Inc.
CWI of Missouri, Inc.
FLL, Inc.
Northwest Tennessee Disposal Corporation
Reliable Disposal, Inc.
Southern Illinois Regional Landfill, Inc.
Tay-Ban Corporation
Tri-County Refuse Service, Inc.
SCHEDULE J
SUBSIDIARY GUARANTORS
Envirocycle, Inc.
Republic Services of Florida GP, Inc.
Republic Waste Services of Texas GP, Inc.
Schofield Corporation of Orlando
SCHEDULE K
SUBSIDIARY GUARANTORS
Allied Waste Industries, Inc.
Allied Waste North America, Inc.
SCHEDULE L
SUBSIDIARY GUARANTORS
Republic Services Financial LP, Inc.

SCHEDULE M
SUBSIDIARY GUARANTORS
Dinverno, Inc.
SCHEDULE N
SUBSIDIARY GUARANTORS
BFI Waste Systems of New Jersey, Inc.
Waste Services of New York, Inc.
SCHEDULE O
SUBSIDIARY GUARANTORS
Abilene Landfill TX, LP
BFI Transfer Systems of Texas, LP
BFI Waste Services of Indiana, LP
BFI Waste Services of Texas, LP
BFI Waste Systems of Indiana, LP
Blue Ridge Landfill TX, LP
Brenham Total Roll-Offs, LP
Camelot Landfill TX, LP
Cefe Landfill TX, LP
Crow Landfill TX, L.P.
Desarrollo del Rancho La Gloria TX, LP
El Centro Landfill, L.P.
Ellis County Landfill TX, LP
Fort Worth Landfill TX, LP
Frontier Waste Services, L.P.
Galveston County Landfill TX, LP
Giles Road Landfill TX, LP
Golden Triangle Landfill TX, LP
Greenwood Landfill TX, LP
Gulf West Landfill TX, LP
Itasca Landfill TX, LP
Kerrville Landfill TX, LP
Lewisville Landfill TX, LP
Mars Road TX, LP
McCarty Road Landfill TX, LP
Mesquite Landfill TX, LP
Mexia Landfill TX, LP
Panama Road Landfill, TX, L.P.
Pine Hill Farms Landfill TX, LP
Pleasant Oaks Landfill TX, LP
Rio Grande Valley Landfill TX, LP
Royal Oaks Landfill TX, LP
South Central Texas Land Co. TX, LP
Southwest Landfill TX, LP
Tessman Road Landfill TX, LP
Turkey Creek Landfill TX, LP
Victoria Landfill TX, LP
Whispering Pines Landfill TX, LP

SCHEDULE P
SUBSIDIARY GUARANTORS
Benton County Development Company
Clinton County Landfill Partnership
County Line Landfill Partnership
Illiana Disposal Partnership
Jasper County Development Company Partnership
Key Waste Indiana Partnership
Lake County C & D Development Partnership
Newton County Landfill Partnership
Springfield Environmental General Partnership
Tippecanoe County Waste Services Partnership
Warrick County Development Company
SCHEDULE Q
SUBSIDIARY GUARANTORS
Benson Valley Landfill General Partnership
Blue Ridge Landfill General Partnership
Green Valley Landfill General Partnership
Morehead Landfill General Partnership
SCHEDULE R
SUBSIDIARY GUARANTORS
Republic Waste Services of Texas, Ltd.
RWS Transport, L.P.
SCHEDULE S
SUBSIDIARY GUARANTORS
BFI Energy Systems of Southeastern Connecticut, Limited Partnership
SCHEDULE T
SUBSIDIARY GUARANTORS
Oceanside Waste & Recycling Services
SCHEDULE U
SUBSIDIARY GUARANTORS
Rabanco Companies
SCHEDULE V
SUBSIDIARY GUARANTORS
Republic Services Financial, Limited Partnership

SCHEDULE W
SUBSIDIARY GUARANTORS
Republic Services of Florida, Limited Partnership
SCHEDULE X
SUBSIDIARY GUARANTORS
Republic Services of Georgia, Limited Partnership
SCHEDULE Y
SUBSIDIARY GUARANTORS
Republic Services of Indiana, Limited Partnership
SCHEDULE Z
SUBSIDIARY GUARANTORS
Republic Services of Wisconsin, Limited Partnership
SCHEDULE AA
SUBSIDIARY GUARANTORS
Agricultural Acquisitions, LLC
SCHEDULE BB
SUBSIDIARY GUARANTORS
Allied Gas Recovery Systems, L.L.C.
Allied Transfer Systems of New Jersey, LLC
Allied Waste Systems of New Jersey, LLC
Allied Waste Transfer Services of Lima, LLC
Anson County Landfill NC, LLC
AWIN Leasing II, LLC
BFI Waste Services, LLC
Bridgeton Landfill, LLC
Browning-Ferris Industries, LLC
Cumberland County Development Company, LLC
E Leasing Company, LLC
Flint Hill Road, LLC
H Leasing Company, LLC
Harrison County Landfill, LLC
Jackson County Landfill, LLC
Jefferson Parish Development Company, LLC
Little Creek Landing, LLC
Missouri City Landfill, LLC
N Leasing Company, LLC
New York Waste Services, LLC
Obscurity Land Development, LLC

Polk County Landfill, LLC
Prince George’s County Landfill, LLC
S Leasing Company, LLC
San Diego Landfill Systems, LLC
St. Bernard Parish Development Company, LLC
St. Joseph Landfill, LLC
Wayne County Land Development, LLC
SCHEDULE CC
SUBSIDIARY GUARANTORS
Allied Services, LLC
SCHEDULE DD
SUBSIDIARY GUARANTORS
Allied Waste Environmental Management Group, LLC
C & C Expanded Sanitary Landfill, LLC
SCHEDULE EE
SUBSIDIARY GUARANTORS
Allied Waste Niagara Falls Landfill, LLC
Allied Waste Recycling Services of New Hampshire, LLC
Allied Waste Systems of Michigan, LLC
Allied Waste Systems of Pennsylvania, LLC
Allied Waste Transfer Services of New York, LLC
Allied Waste Transfer Services of North Carolina, LLC
Allied Waste Transfer Services of Rhode Island, LLC
BFI Transfer Systems of Pennsylvania, LLC
SCHEDULE FF
SUBSIDIARY GUARANTORS
Allied Waste of New Jersey-New York, LLC
Allied Waste Services of Massachusetts, LLC
Allied Waste Sycamore Landfill, LLC
BFI Transfer Systems of Maryland, LLC
BFI Transfer Systems of Massachusetts, LLC
BFI Transfer Systems of Virginia, LLC
BFI Waste Services of Pennsylvania, LLC
BFI Waste Systems of Virginia, LLC
Brunswick Waste Management Facility, LLC
Greenridge Reclamation, LLC
Greenridge Waste Services, LLC
Lee County Landfill SC, LLC
Menands Environmental Solutions, LLC
Northeast Landfill, LLC
SCHEDULE GG
SUBSIDIARY GUARANTORS

Allied Waste Services of North America, LLC
Allied Waste Systems of Indiana, LLC
Allied Waste Systems of North Carolina, LLC
BFI Waste Systems of North America, LLC
Crescent Acres Landfill, LLC
Sand Valley Holdings, L.L.C.
SCHEDULE HH
SUBSIDIARY GUARANTORS
Allied Waste Systems of Arizona, LLC
Allied Waste Systems of Colorado, LLC
Allied Waste Systems of Montana, LLC
Allied Waste Transfer Services of California, LLC
Allied Waste Transfer Services of Oregon, LLC
SCHEDULE II
SUBSIDIARY GUARANTORS
Allied Waste Transfer Services of Arizona, LLC
Cactus Waste Systems, LLC
SCHEDULE JJ
SUBSIDIARY GUARANTORS
Allied Waste Transfer Services of Florida, LLC
SCHEDULE KK
SUBSIDIARY GUARANTORS
Allied Waste Transfer Services of Iowa, LLC
BFI Waste Systems of Missouri, LLC
BFI Waste Systems of Oklahoma, LLC
Butler County Landfill, LLC
Courtney Ridge Landfill, LLC
Ellis Scott Landfill MO, LLC
Forest View Landfill, LLC
Great Plains Landfill OK, LLC
Jefferson City Landfill, LLC
Lemons Landfill, LLC
Pinecrest Landfill OK, LLC
Show-Me Landfill, LLC
Southeast Landfill, LLC
SCHEDULE LL
SUBSIDIARY GUARANTORS
Ariana, LLC

SCHEDULE MM
SUBSIDIARY GUARANTORS
Autauga County Landfill, LLC
BFI Transfer Systems of Alabama, LLC
BFI Transfer Systems of Georgia, LLC
BFI Transfer Systems of Mississippi, LLC
BFI Waste Systems of Alabama, LLC
BFI Waste Systems of Arkansas, LLC
BFI Waste Systems of Georgia, LLC
BFI Waste Systems of Louisiana, LLC
BFI Waste Systems of Mississippi, LLC
BFI Waste Systems of Tennessee, LLC
Chilton Landfill, LLC
Gateway Landfill, LLC
Hancock County Development Company, LLC
Madison County Development, LLC
Willow Ridge Landfill, LLC
SCHEDULE NN
SUBSIDIARY GUARANTORS
BFGSI, L.L.C.
SCHEDULE OO
SUBSIDIARY GUARANTORS
BFI Transfer Systems of DC, LLC
BFI Waste Systems of Kentucky, LLC
BFI Waste Systems of Massachusetts, LLC
BFI Waste Systems of North Carolina, LLC
BFI Waste Systems of South Carolina, LLC
General Refuse Service of Ohio, LLC
Local Sanitation of Rowan County, L.L.C.
SCHEDULE PP
SUBSIDIARY GUARANTORS
Bridgeton Transfer Station, LLC
SCHEDULE QQ
SUBSIDIARY GUARANTORS
Carbon Limestone Landfill, LLC
County Land Development Landfill, LLC
Lorain County Landfill, LLC
Lucas County Landfill, LLC
SCHEDULE RR
SUBSIDIARY GUARANTORS

Central Virginia Properties, LLC
SCHEDULE SS
SUBSIDIARY GUARANTORS
Consolidated Disposal Service, L.L.C.
Republic Waste Services of Southern California, LLC
Rubbish Control, LLC
SCHEDULE TT
SUBSIDIARY GUARANTORS
Continental Waste Industries, L.L.C.
Republic Services of North Carolina, LLC
Republic Services of Pennsylvania, LLC
Republic Services of Virginia, LLC
SCHEDULE UU
SUBSIDIARY GUARANTORS
County Environmental Landfill, LLC
SCHEDULE VV
SUBSIDIARY GUARANTORS
D & L Disposal L.L.C.
Envotech-Illinois L.L.C.
Liberty Waste Services of McCook, L.L.C.
SCHEDULE WW
SUBSIDIARY GUARANTORS
ECDC Environmental, L.C.
SCHEDULE XX
SUBSIDIARY GUARANTORS
Evergreen Scavenger Service, L.L.C.
Packerton Land Company, L.L.C.
SCHEDULE YY
SUBSIDIARY GUARANTORS
Frontier Waste Services (Colorado), LLC
Frontier Waste Services (Utah), LLC
Frontier Waste Services of Louisiana L.L.C.
SCHEDULE ZZ

SUBSIDIARY GUARANTORS
Kandel Enterprises, LLC
SCHEDULE AAA
SUBSIDIARY GUARANTORS
Liberty Waste Services Limited, L.L.C.
SCHEDULE BBB
SUBSIDIARY GUARANTORS
Liberty Waste Services of Illinois, L.L.C.
SCHEDULE CCC
SUBSIDIARY GUARANTORS
Oklahoma City Landfill, L.L.C.
SCHEDULE DDD
SUBSIDIARY GUARANTORS
Republic Ohio Contracts, LLC
SCHEDULE EEE
SUBSIDIARY GUARANTORS
Republic Services Group, LLC
Republic Services of Georgia LP, LLC
Republic Services of South Carolina, LLC
Republic Services of Southern California, LLC
Republic Services of Wisconsin LP, LLC
SCHEDULE FFF
SUBSIDIARY GUARANTORS
Republic Services of Arizona Hauling, LLC
Republic Services of Colorado Hauling, LLC
Republic Services of Colorado I, LLC
SCHEDULE GGG
SUBSIDIARY GUARANTORS
Republic Services of California II, LLC
Republic Services Vasco Road, LLC
SCHEDULE HHH
SUBSIDIARY GUARANTORS

Republic Services of Georgia GP, LLC
SCHEDULE III
SUBSIDIARY GUARANTORS
Republic Services of Kentucky, LLC
Republic Services of Wisconsin GP, LLC
SCHEDULE JJJ
SUBSIDIARY GUARANTORS
Republic Services of Michigan Hauling, LLC
Republic Services of Michigan I, LLC
Republic Services of Michigan II, LLC
Republic Services of Michigan III, LLC
Republic Services of Michigan IV, LLC
Republic Services of Michigan V, LLC
SCHEDULE KKK
SUBSIDIARY GUARANTORS
Republic Services of New Jersey, LLC
SCHEDULE LLL
SUBSIDIARY GUARANTORS
Republic Services of Ohio Hauling, LLC
SCHEDULE MMM
SUBSIDIARY GUARANTORS
Republic Services of Ohio I, LLC
Republic Services of Ohio II, LLC
Republic Services of Ohio III, LLC
Republic Services of Ohio IV, LLC
SCHEDULE NNN
SUBSIDIARY GUARANTORS
BFI Waste Services of Tennessee, LLC
SCHEDULE OOO
SUBSIDIARY GUARANTORS
RITM, LLC
SCHEDULE PPP

SUBSIDIARY GUARANTORS
Total Roll-Offs, L.L.C.
SCHEDULE QQQ
SUBSIDIARY GUARANTORS
Wayne Developers, LLC
SCHEDULE RRR
SUBSIDIARY GUARANTORS
Webster Parish Landfill, L.L.C.
SCHEDULE SSS
SUBSIDIARY GUARANTORS
Republic Services of Indiana Transportation, LLC

INDEX TO EXHIBITS

Exhibit
Number	Description
3.1	Amended and Restated Certificate of Incorporation of Republic Services, Inc. (incorporated by reference to Exhibit 3.1 to Republic’s Quarterly Report on Form 10-Q for the period ended June 30, 1998).

3.2	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Republic Services, Inc. (incorporated by reference to Exhibit 4.2 to Republic’s Registration Statement on Form S-8, Registration No. 333-81801, filed with the Commission on June 29, 1999).

3.3	Amended and Restated Bylaws of Republic Services, Inc. (incorporated by reference to Exhibit 3.1 to Republic’s Current Report on Form 8-K filed on October 30, 2009).

† 3.4	Articles of Incorporation of 623 Landfill, Inc., as amended.

† 3.5	Amended and Restated Bylaws of 623 Landfill, Inc.

† 3.6	Articles of Incorporation of A D A J Corporation.

† 3.7	Second Amended and Restated Bylaws of A D A J Corporation.

† 3.8	Certificate of Limited Partnership of Abilene Landfill TX, LP.

† 3.9	Agreement of Limited Partnership of Abilene Landfill TX, LP, as amended.

† 3.10	Articles of Incorporation of Action Disposal, Inc.

† 3.11	Amended and Restated Bylaws of Action Disposal, Inc.

† 3.12	Articles of Incorporation of Ada County Development Company, Inc.

† 3.13	Bylaws of Ada County Development Company, Inc.

† 3.14	Articles of Incorporation of Adrian Landfill, Inc. (f/k/a Adrian County Landfill, Inc., f/k/a Laidlaw Waste Systems (Adrian) Inc., f/k/a Laidlaw Waste Systems (Michigan) Inc., f/k/a Lenawee Disposal Service Company), as amended.

† 3.15	Amended and Restated Bylaws of Adrian Landfill, Inc. (f/k/a Adrian County Landfill, Inc., f/k/a Laidlaw Waste Systems (Adrian) Inc., f/k/a Laidlaw Waste Systems (Michigan) Inc., f/k/a Lenawee Disposal Service Company), as amended.

† 3.16	Articles of Incorporation of ADS of Illinois, Inc. (f/k/a American Disposal Services of Illinois, Inc.), as amended.

† 3.17	Amended and Restated Bylaws of ADS of Illinois, Inc. (f/k/a American Disposal Services of Illinois, Inc.).

† 3.18	Certificate of Incorporation of ADS, Inc. (f/k/a American Disposal Services, Inc.), as amended.

† 3.19	Amended and Restated Bylaws of ADS, Inc. (f/k/a American Disposal Services, Inc.).

† 3.20	Articles of Organization of Agricultural Acquisitions, LLC, as amended.

† 3.21	Operating Agreement for Agricultural Acquisitions, LLC.

† 3.22	Articles of Incorporation of Agri-Tech, Inc. of Oregon (f/k/a Agri-Tech Inc.), as amended.

† 3.23	Amended and Restated Bylaws of Agri-Tech, Inc. of Oregon (f/k/a Agri-Tech Inc.).

† 3.24	Articles of Incorporation of Alabama Recycling Services, Inc. (f/k/a ECS Environmental Contractors, Inc.), as amended.

† 3.25	Amended and Restated Bylaws of Alabama Recycling Services, Inc. (f/k/a ECS Environmental Contractors, Inc.).

Exhibit
Number	Description
† 3.26	Articles of Incorporation of Albany-Lebanon Sanitation, Inc. (f/k/a The Spay-Redfield Corporation), as amended.

† 3.27	Amended and Restated Bylaws of Albany-Lebanon Sanitation, Inc. (f/k/a The Spay-Redfield Corporation).

† 3.28	Articles of Incorporation of Allied Acquisition Pennsylvania, Inc.

† 3.29	Bylaws of Allied Acquisition Pennsylvania, Inc.

† 3.30	Articles of Organization of Allied Acquisition Two, Inc.

† 3.31	Bylaws of Allied Acquisition Two, Inc.

† 3.32	Certificate of Incorporation of Allied Enviroengineering, Inc.

† 3.33	Amended and Restated Bylaws of Allied Enviroengineering, Inc.

† 3.34	Certificate of Formation of Allied Gas Recovery Systems, L.L.C., as amended.

† 3.35	Operating Agreement of Allied Gas Recovery Systems, L.L.C.

† 3.36	Certificate of Incorporation of Allied Green Power, Inc.

† 3.37	Bylaws of Allied Green Power, Inc.

† 3.38	Certificate of Incorporation of Allied Nova Scotia, Inc., as amended.

† 3.39	Bylaws of Allied Nova Scotia, Inc.

† 3.40	Certificate of Formation of Allied Services, LLC, as amended.

† 3.41	Amended and Restated Operating Agreement of Allied Services, LLC.

† 3.42	Certificate of Formation of Allied Transfer Systems of New Jersey, LLC.

† 3.43	Operating Agreement of Allied Transfer Systems of New Jersey, LLC.

† 3.44	Certificate of Incorporation of Allied Waste Alabama, Inc.

† 3.45	Bylaws of Allied Waste Alabama, Inc.

† 3.46	Certificate of Incorporation of Allied Waste Company, Inc. (f/k/a Allied Waste Systems, Inc.), as amended.

† 3.47	Bylaws of Allied Waste Company, Inc. (f/k/a Allied Waste Systems, Inc.).

† 3.48	Certificate of Formation of Allied Waste Environmental Management Group, LLC.

† 3.49	Operating Agreement of Allied Waste Environmental Management Group, LLC.

† 3.50	Articles of Incorporation of Allied Waste Hauling of Georgia, Inc.

† 3.51	Bylaws of Allied Waste Hauling of Georgia, Inc.

† 3.52	Certificate of Incorporation of Allied Waste Holdings (Canada) Ltd.

† 3.53	Amended and Restated Bylaws of Allied Waste Holdings (Canada) Ltd.

† 3.54	Articles of Incorporation of Allied Waste Industries (Arizona), Inc.

† 3.55	Bylaws of Allied Waste Industries (Arizona), Inc.

† 3.56	Articles of Incorporation of Allied Waste Industries (New Mexico), Inc.

† 3.57	Bylaws of Allied Waste Industries (New Mexico), Inc.

† 3.58	Articles of Incorporation of Allied Waste Industries (Southwest), Inc.

† 3.59	Bylaws of Allied Waste Industries (Southwest), Inc.

† 3.60	Articles of Incorporation of Allied Waste Industries of Georgia, Inc.

Exhibit
Number	Description
† 3.61	Bylaws of Allied Waste Industries of Georgia, Inc.

† 3.62	Articles of Incorporation of Allied Waste Industries of Illinois, Inc.

† 3.63	Bylaws of Allied Waste Industries of Illinois, Inc.

† 3.64	Articles of Incorporation of Allies Waste Industries of Northwest Indiana, Inc.

† 3.65	Bylaws of Allies Waste Industries of Northwest Indiana, Inc.

† 3.66	Charter of Allied Waste Industries of Tennessee, Inc.

† 3.67	Bylaws of Allied Waste Industries of Tennessee, Inc.

† 3.68	Amended and Restated Certificate of Incorporation of Allied Waste Industries, Inc.

† 3.69	Amended and Restated Bylaws of Allied Waste Industries, Inc.

† 3.70	Certificate of Incorporation of Allied Waste Landfill Holdings, Inc.

† 3.71	Bylaws of Allied Waste Landfill Holdings, Inc.

† 3.72	Articles of Organization of Allied Waste Niagara Falls Landfill, LLC.

† 3.73	Operating Agreement of Allied Waste Niagara Falls Landfill, LLC.

† 3.74	Certificate of Incorporation of Allied Waste North America, Inc. (f/k/a Allied Holdings (United States), Inc.), as amended.

† 3.75	Bylaws of Allied Waste North America, Inc. (f/k/a Allied Holdings (United States), Inc.).

† 3.76	Articles of Incorporation of Allied Waste of California, Inc.

† 3.77	Bylaws of Allied Waste of California, Inc.

† 3.78	Certificate of Incorporation of Allied Waste of Long Island, Inc.

† 3.79	Bylaws of Allied Waste of Long Island, Inc.

† 3.80	Certificate of Incorporation of Allied Waste of New Jersey, Inc.

† 3.81	Bylaws of Allied Waste of New Jersey, Inc.

† 3.82	Certificate of Formation of Allied Waste of New Jersey-New York, LLC (f/k/a Allied Waste of New Jersey, LLC), as amended.

† 3.83	Operating Agreement of Allied Waste of New Jersey-New York, LLC (f/k/a Allied Waste of New Jersey, LLC).

† 3.84	Certificate of Formation of Allied Waste Recycling Services of New Hampshire, LLC.

† 3.85	Operating Agreement of Allied Waste Recycling Services of New Hampshire, LLC.

† 3.86	Certificate of Incorporation of Allied Waste Rural Sanitation, Inc.

† 3.87	Bylaws of Allied Waste Rural Sanitation, Inc.

† 3.88	Certificate of Incorporation of Allied Waste Services of Colorado, Inc.

† 3.89	Bylaws of Allied Waste Services of Colorado, Inc.

† 3.90	Certificate of Organization of Allied Waste Services of Massachusetts, LLC (f/k/a BFI Waste Services of Massachusetts, LLC), as amended.

† 3.91	Operating Agreement of Allied Waste Services of Massachusetts, LLC (f/k/a BFI Waste Services of Massachusetts, LLC), as amended.

† 3.92	Certificate of Formation of Allied Waste Services of North America, LLC.

† 3.93	Operating Agreement of Allied Waste Services of North America, LLC, as amended.

Exhibit
Number	Description
† 3.94	Articles of Incorporation of Allied Waste Services of Page, Inc. (f/k/a PSI Waste Systems, Inc., f/k/a Parks & Sons Intermountain, Inc.), as amended.

† 3.95	Bylaws of Allied Waste Services of Page, Inc. (f/k/a PSI Waste Systems, Inc., f/k/a Parks & Sons Intermountain, Inc.).

† 3.96	Articles of Incorporation of Allied Waste Services of Stillwater, Inc. (f/k/a H.E.W. Waste Systems, Inc.), as amended.

† 3.97	Amended and Restated Bylaws of Allied Waste Services of Stillwater, Inc. (f/k/a H.E.W. Waste Systems, Inc.).

† 3.98	Certificate of Formation of Allied Waste Sycamore Landfill, LLC.

† 3.99	Operating Agreement of Allied Waste Sycamore Landfill, LLC.

† 3.100	Certificate of Incorporation of Allied Waste Systems Holdings, Inc. (f/k/a Laidlaw Waste Systems Holdings, Inc., f/k/a Peabody Sanitary Landfill, Inc.), as amended.

† 3.101	Bylaws of Allied Waste Systems Holdings, Inc. (f/k/a Laidlaw Waste Systems Holdings, Inc., f/k/a Peabody Sanitary Landfill, Inc.).

† 3.102	Articles of Organization of Allied Waste Systems of Arizona, LLC.

† 3.103	Operating Agreement of Allied Waste Systems of Arizona, LLC.

† 3.104	Articles of Organization of Allied Waste Systems of Colorado, LLC.

† 3.105	Operating Agreement of Allied Waste Systems of Colorado, LLC.

† 3.106	Certificate of Formation of Allied Waste Systems of Indiana, LLC.

† 3.107	Operating Agreement of Allied Waste Systems of Indiana, LLC.

† 3.108	Articles of Organization of Allied Waste Systems of Michigan, LLC.

† 3.109	Operating Agreement of Allied Waste Systems of Michigan, LLC.

† 3.110	Articles of Organization of Allied Waste Systems of Montana, LLC.

† 3.111	Amended Operating Agreement of Allied Waste Systems of Montana, LLC.

† 3.112	Certificate of Formation of Allied Waste Systems of New Jersey, LLC.

† 3.113	Operating Agreement of Allied Waste Systems of New Jersey, LLC.

† 3.114	Articles of Organization of Allied Waste Systems of North Carolina, LLC.

† 3.115	Operating Agreement of Allied Waste Systems of North Carolina, LLC.

† 3.116	Certificate of Organization of Allied Waste Systems of Pennsylvania, LLC (f/k/a BFI Waste Systems of North America, Inc.), as amended.

† 3.117	Operating Agreement of Allied Waste Systems of Pennsylvania, LLC (f/k/a BFI Waste Systems of North America, Inc.), as amended.

† 3.118	Certificate of Incorporation of Allied Waste Systems, Inc. (f/k/a Laidlaw Systems Inc., f/k/a Theta Systems, Inc., f/k/a Theta Associates, Inc., f/k/a Theta of Hinsdale, Inc.), as amended.

† 3.119	Amended and Restated Bylaws of Allied Waste Systems, Inc. (f/k/a Laidlaw Systems Inc., f/k/a Theta Systems, Inc., f/k/a Theta Associates, Inc., f/k/a Theta of Hinsdale, Inc.).

† 3.120	Certificate of Formation of Allied Waste Transfer Services of Arizona, LLC.

† 3.121	Operating Agreement of Allied Waste Transfer Services of Arizona, LLC.

† 3.122	Articles of Organization of Allied Waste Transfer Services of California, LLC.

† 3.123	Operating Agreement of Allied Waste Transfer Services of California, LLC.

Exhibit
Number	Description
† 3.124	Articles of Organization of Allied Waste Transfer Services of Florida, LLC.

† 3.125	Operating Agreement of Allied Waste Transfer Services of Florida, LLC.

† 3.126	Articles of Organization of Allied Waste Transfer Services of Iowa, LLC.

† 3.127	Operating Agreement of Allied Waste Transfer Services of Iowa, LLC.

† 3.128	Articles of Organization of Allied Waste Transfer Services of Lima, LLC.

† 3.129	Operating Agreement of Allied Waste Transfer Services of Lima, LLC.

† 3.130	Articles of Organization of Allied Waste Transfer Services of New York, LLC.

† 3.131	Operating Agreement of Allied Waste Transfer Services of New York, LLC.

† 3.132	Articles of Organization of Allied Waste Transfer Services of North Carolina, LLC.

† 3.133	Operating Agreement of Allied Waste Transfer Services of North Carolina, LLC.

† 3.134	Articles of Organization of Allied Waste Transfer Services of Oregon, LLC.

† 3.135	Operating Agreement of Allied Waste Transfer Services of Oregon, LLC.

† 3.136	Certificate of Formation of Allied Waste Transfer Services of Rhode Island, LLC.

† 3.137	Operating Agreement of Allied Waste Transfer Services of Rhode Island, LLC.

† 3.138	Articles of Incorporation of Allied Waste Transfer Services of Utah, Inc.

† 3.139	Bylaws of Allied Waste Transfer Services of Utah, Inc.

† 3.140	Certificate of Incorporation of Allied Waste Transportation, Inc.

† 3.141	Bylaws of Allied Waste Transportation, Inc.

† 3.142	Certificate of Incorporation of American Disposal Services of Illinois, Inc. (f/k/a County Disposal (Illinois), Inc.), as amended.

† 3.143	Amended and Restated Bylaws of American Disposal Services of Illinois, Inc. (f/k/a County Disposal (Illinois), Inc.).

† 3.144	Articles of Incorporation of American Disposal Services of Kansas, Inc. (f/k/a Burgan Trucking and Excavating, Inc.), as amended.

† 3.145	Amended and Restated Bylaws of American Disposal Services of Kansas, Inc. (f/k/a Burgan Trucking and Excavating, Inc.).

† 3.146	Certificate of Incorporation of American Disposal Services of Missouri, Inc. (f/k/a Missouri Disposal, Inc., f/k/a Joplin Disposal, Inc.), as amended.

† 3.147	Amended and Restated Bylaws of American Disposal Services of Missouri, Inc. (f/k/a Missouri Disposal, Inc., f/k/a Joplin Disposal, Inc.).

† 3.148	Certificate of Incorporation of American Disposal Services of New Jersey, Inc.

† 3.149	Amended and Restated Bylaws of American Disposal Services of New Jersey, Inc.

† 3.150	Certificate of Incorporation of American Disposal Services of West Virginia, Inc.

† 3.151	Amended and Restated Bylaws of American Disposal Services of West Virginia, Inc.

† 3.152	Certificate of Incorporation of American Disposal Services, Inc., as amended.

† 3.153	Amended and Restated Bylaws of American Disposal Services, Inc.

† 3.154	Certificate of Incorporation of American Disposal Transfer Services of Illinois, Inc.

† 3.155	Amended and Restated Bylaws of American Disposal Transfer Services of Illinois, Inc.

† 3.156	Certificate of Incorporation of American Materials Recycling Corp.

Exhibit
Number	Description
† 3.157	Amended and Restated Bylaws of American Materials Recycling Corp.

† 3.158	Articles of Incorporation of American Sanitation, Inc.

† 3.159	Amended and Restated Bylaws of American Sanitation, Inc.

† 3.160	Certificate of Incorporation of American Transfer Company, Inc. (f/k/a Duffy Ave. Realty Corp.), as amended.

† 3.161	Amended and Restated Bylaws of American Transfer Company, Inc.

† 3.162	Certificate of Formation of Anson County Landfill NC, LLC.

† 3.163	Operating Agreement of Anson County Landfill NC, LLC.

† 3.164	Articles of Incorporation of Apache Junction Landfill Corporation.

† 3.165	Bylaws of Apache Junction Landfill Corporation.

† 3.166	Articles of Incorporation of Arc Disposal Company, Inc.

† 3.167	Amended and Restated Bylaws of Arc Disposal Company, Inc.

† 3.168	Articles of Incorporation of Area Disposal, Inc. (f/k/a Advanced Disposal Inc.), as amended.

† 3.169	Amended and Restated Bylaws of Area Disposal, Inc. (f/k/a Advanced Disposal Inc.).

† 3.170	Certificate of Formation of Ariana, LLC.

† 3.171	Second Amended and Restated Operating Agreement of Ariana, LLC.

† 3.172	Articles of Organization of Atlantic Waste Holding Company, Inc.

† 3.173	Bylaws of Atlantic Waste Holding Company, Inc.

† 3.174	Articles of Incorporation of Atlas Transport, Inc.

† 3.175	Second Amended and Restated Bylaws of Atlas Transport, Inc.

† 3.176	Certificate of Incorporation of Attwoods of North America, Inc. (f/k/a Stockley Road, Inc.), as amended.

† 3.177	Amended and Restated Bylaws of Attwoods of North America, Inc.

† 3.178	Articles of Organization of Autauga County Landfill, LLC.

† 3.179	Operating Agreement of Autauga County Landfill, LLC.

† 3.180	Certificate of Incorporation of Automated Modular Systems, Inc., as amended.

† 3.181	Amended and Restated Bylaws of Automated Modular Systems, Inc.

† 3.182	Certificate of Incorporation of Autoshred, Inc. (f/k/a Autosred, Inc.), as amended.

† 3.183	Amended and Restated Bylaws of Autoshred, Inc. (f/k/a Autosred, Inc.).

† 3.184	Certificate of Incorporation of AWIN Leasing Company, Inc.

† 3.185	Bylaws of AWIN Leasing Company, Inc.

† 3.186	Articles of Organization of AWIN Leasing II, LLC.

† 3.187	Operating Agreement of AWIN Leasing II, LLC.

† 3.188	Certificate of Incorporation of AWIN Management, Inc. (f/k/a AWIN Finance Company, Inc.), as amended.

† 3.189	Bylaws of AWIN Management, Inc. (f/k/a AWIN Finance Company, Inc.).

† 3.190	Charter of Barker Brothers Waste, Incorporated, as amended.

† 3.191	Amended and Restated Bylaws of Barker Brothers Waste, Incorporated.

Exhibit
Number	Description
† 3.192	Articles of Incorporation of Bay Collection Services, Inc.

† 3.193	Second Amended and Restated Bylaws of Bay Collection Services, Inc.

† 3.194	Articles of Incorporation of Bay Environmental Management, Inc. (f/k/a RSS Management Corporation), as amended.

† 3.195	Second Amended and Restated Bylaws of Bay Environmental Management, Inc. (f/k/a RSS Management Corporation).

† 3.196	Articles of Incorporation of Bay Landfills, Inc.

† 3.197	Second Amended and Restated Bylaws of Bay Landfills, Inc.

† 3.198	Articles of Incorporation of Bay Leasing Company, Inc.

† 3.199	Second Amended and Restated Bylaws of Bay Leasing Company, Inc.

† 3.200	Certificate of Incorporation of BBCO, Inc.

† 3.201	Bylaws of BBCO, Inc.

† 3.202	Articles of Incorporation of Belleville Landfill, Inc. (f/k/a Laidlaw Waste Systems (Belleville) Inc., f/k/a Mid-States Disposal, Inc.), as amended.

† 3.203	Bylaws of Belleville Landfill, Inc. (f/k/a Laidlaw Waste Systems (Belleville) Inc., f/k/a Mid-States Disposal, Inc.).

† 3.204	Partnership Agreement of Benson Valley Landfill General Partnership.

† 3.205	Partnership Agreement of Benton County Development Company.

† 3.206	Articles of Incorporation of Berkley Sanitary Service, Inc.

† 3.207	Second Amended and Restated Bylaws of Berkley Sanitary Service, Inc.

† 3.208	Certificate of Formation of BFGSI, L.L.C.

† 3.209	Amended and Restated Operating Agreement of BFGSI, L.L.C.

† 3.210	Certificate of Incorporation of BFI Atlantic, Inc. (f/k/a BFI Argentina, Inc.), as amended.

† 3.211	Amended and Restated Bylaws of BFI Atlantic, Inc.

† 3.212	Certificate of Incorporation of BFI Energy Systems of Albany, Inc.

† 3.213	Amended and Restated Bylaws of BFI Energy Systems of Albany, Inc.

† 3.214	Certificate of Incorporation of BFI Energy Systems of Delaware County, Inc.

† 3.215	Amended and Restated Bylaws of BFI Energy Systems of Delaware County, Inc.

† 3.216	Certificate of Incorporation of BFI Energy Systems of Essex County, Inc. (f/k/a BFI Energy Systems of New Jersey, Inc.), as amended.

† 3.217	Amended and Restated Bylaws of BFI Energy Systems of Essex County, Inc.

† 3.218	Certificate of Incorporation of BFI Energy Systems of Hempstead, Inc.

† 3.219	Amended and Restated Bylaws of BFI Energy Systems of Hempstead, Inc.

† 3.220	Certificate of Incorporation of BFI Energy Systems of Niagara II, Inc.

† 3.221	Amended and Restated Bylaws of BFI Energy Systems of Niagara II, Inc.

† 3.222	Certificate of Incorporation of BFI Energy Systems of Niagara, Inc. (f/k/a BFI Energy Systems of Northwestern Connecticut, Inc.), as amended.

† 3.223	Amended and Restated Bylaws of BFI Energy Systems of Niagara, Inc.

† 3.224	Certificate of Incorporation of BFI Energy Systems of SEMASS, Inc.

Exhibit
Number	Description
† 3.225	Amended and Restated Bylaws of BFI Energy Systems of SEMASS, Inc.

† 3.226	Certificate of Incorporation of BFI Energy Systems of Southeastern Connecticut, Inc.

† 3.227	Amended and Restated Bylaws of BFI Energy Systems of Southeastern Connecticut, Inc.

† 3.228	Certificate of Limited Partnership of BFI Energy Systems of Southeastern Connecticut, Limited Partnership, as amended.

† 3.229	Agreement of Limited Partnership of BFI Energy Systems of Southeastern Connecticut, Limited Partnership.

† 3.230	Certificate of Incorporation of BFI International, Inc. (f/k/a Browning-Ferris Overseas, Inc.), as amended.

† 3.231	Amended and Restated Bylaws of BFI International, Inc.

† 3.232	Certificate of Incorporation of BFI REF-FUEL, INC.

† 3.233	Amended and Restated Bylaws of BFI REF-FUEL, INC.

† 3.234	Certificate of Incorporation of BFI Trans River (GP), Inc. (f/k/a BFI Energy Systems of Kent/Sussex, Inc.), as amended.

† 3.235	Amended and Restated Bylaws of BFI Trans River (GP), Inc.

† 3.236	Certificate of Formation of BFI Transfer Systems of Alabama, LLC.

† 3.237	Operating Agreement of BFI Transfer Systems of Alabama, LLC, as amended.

† 3.238	Certificate of Formation of BFI Transfer Systems of DC, LLC.

† 3.239	Operating Agreement of BFI Transfer Systems of DC, LLC.

† 3.240	Certificate of Formation of BFI Transfer Systems of Georgia, LLC.

† 3.241	Operating Agreement of BFI Transfer Systems of Georgia, LLC.

† 3.242	Certificate of Formation of BFI Transfer Systems of Maryland, LLC (f/k/a BFI Transfer Systems of Kentucky, LLC), as amended.

† 3.243	Operating Agreement of BFI Transfer Systems of Maryland, LLC (f/k/a BFI Transfer Systems of Kentucky, LLC), as amended.

† 3.244	Certificate of Organization of BFI Transfer Systems of Massachusetts, LLC.

† 3.245	Operating Agreement of BFI Transfer Systems of Massachusetts, LLC, as amended.

† 3.246	Certificate of Formation of BFI Transfer Systems of Mississippi, LLC (f/k/a BFI Transfer Systems of Tennessee, LLC), as amended.

† 3.247	Operating Agreement of BFI Transfer Systems of Mississippi, LLC (f/k/a BFI Transfer Systems of Tennessee, LLC).

† 3.248	Certificate of Incorporation of BFI Transfer Systems of New Jersey, Inc., as amended.

† 3.249	Amended and Restated Bylaws of BFI Transfer Systems of New Jersey, Inc.

† 3.250	Certificate of Organization of BFI Transfer Systems of Pennsylvania, LLC.

† 3.251	Operating Agreement of BFI Transfer Systems of Pennsylvania, LLC, as amended.

† 3.252	Certificate of Limited Partnership of BFI Transfer Systems of Texas, LP.

† 3.253	Agreement of Limited Partnership of BFI Transfer Systems of Texas, LP, as amended.

† 3.254	Certificate of Formation of BFI Transfer Systems of Virginia, LLC.

† 3.255	Operating Agreement of BFI Transfer Systems of Virginia, LLC, as amended.

Exhibit
Number	Description
† 3.256	Certificate of Limited Partnership of BFI Waste Services of Indiana, LP, as amended.

† 3.257	Agreement of Limited Partnership of BFI Waste Services of Indiana, LP, as amended.

† 3.258	Certificate of Organization of BFI Waste Services of Pennsylvania, LLC.

† 3.259	Operating Agreement of BFI Waste Services of Pennsylvania, LLC, as amended.

† 3.260	Certificate of Formation of BFI Waste Services of Tennessee, LLC.

† 3.261	Operating Agreement of BFI Waste Services of Tennessee, LLC.

† 3.262	Certificate of Limited Partnership of BFI Waste Services of Texas, LP.

† 3.263	Agreement of Limited Partnership of BFI Waste Services of Texas, LP, as amended.

† 3.264	Certificate of Formation of BFI Waste Services, LLC, as amended.

† 3.265	Operating Agreement of BFI Waste Services, LLC, as amended.

† 3.266	Certificate of Formation of BFI Waste Systems of Alabama, LLC.

† 3.267	Operating Agreement of BFI Waste Systems of Alabama, LLC, as amended.

† 3.268	Certificate of Formation of BFI Waste Systems of Arkansas, LLC.

† 3.269	Operating Agreement of BFI Waste Systems of Arkansas, LLC, as amended.

† 3.270	Certificate of Formation of BFI Waste Systems of Georgia, LLC.

† 3.271	Operating Agreement of BFI Waste Systems of Georgia, LLC, as amended.

† 3.272	Certificate of Limited Partnership of BFI Waste Systems of Indiana, LP.

† 3.273	Agreement of Limited Partnership of BFI Waste Systems of Indiana, LP.

† 3.274	Certificate of Formation of BFI Waste Systems of Kentucky, LLC.

† 3.275	Operating Agreement of BFI Waste Systems of Kentucky, LLC.

† 3.276	Certificate of Formation of BFI Waste Systems of Louisiana, LLC.

† 3.277	Operating Agreement of BFI Waste Systems of Louisiana, LLC, as amended.

† 3.278	Certificate of Organization of BFI Waste Systems of Massachusetts, LLC.

† 3.279	Operating Agreement of BFI Waste Systems of Massachusetts, LLC.

† 3.280	Certificate of Formation of BFI Waste Systems of Mississippi, LLC.

† 3.281	Operating Agreement of BFI Waste Systems of Mississippi, LLC, as amended.

† 3.282	Certificate of Formation of BFI Waste Systems of Missouri, LLC.

† 3.283	Operating Agreement of BFI Waste Systems of Missouri, LLC, as amended.

† 3.284	Certificate of Incorporation of BFI Waste Systems of New Jersey, Inc. (f/k/a Browning-Ferris Industries, of Elizabeth, N.J., Inc., f/k/a Elizabeth Disposal, Inc.), as amended.

† 3.285	Amended and Restated Bylaws of BFI Waste Systems of New Jersey, Inc.

† 3.286	Certificate of Formation of BFI Waste Systems of North America, LLC (f/k/a BFI Waste Systems of North America, Inc., f/k/a BFI Transportation, Inc.), as amended.

† 3.287	Operating Agreement of BFI Waste Systems of North America, LLC.

† 3.288	Certificate of Formation of BFI Waste Systems of North Carolina, LLC.

† 3.289	Operating Agreement of BFI Waste Systems of North Carolina, LLC.

† 3.290	Articles of Organization of BFI Waste Systems of Oklahoma, LLC.

Exhibit
Number	Description
† 3.291	Operating Agreement of BFI Waste Systems of Oklahoma, LLC, as amended.

† 3.292	Certificate of Formation of BFI Waste Systems of South Carolina, LLC.

† 3.293	Operating Agreement of BFI Waste Systems of South Carolina, LLC.

† 3.294	Certificate of Formation of BFI Waste Systems of Tennessee, LLC.

† 3.295	Operating Agreement of BFI Waste Systems of Tennessee, LLC, as amended.

† 3.296	Certificate of Formation of BFI Waste Systems of Virginia, LLC.

† 3.297	Operating Agreement of BFI Waste Systems of Virginia, LLC, as amended.

† 3.298	Articles of Incorporation of Bio-Med of Oregon, Inc. (f/k/a O. D. Recycling, Ltd., f/k/a Pacific Energy Recovery, Inc.), as amended.

† 3.299	Amended and Restated Bylaws of Bio-Med of Oregon, Inc.

† 3.300	Articles of Incorporation of BLT Enterprises of Oxnard, Inc., as amended.

† 3.301	Second Amended and Restated Bylaws of BLT Enterprises of Oxnard, Inc.

† 3.302	Partnership Agreement of Blue Ridge Landfill General Partnership.

† 3.303	Certificate of Limited Partnership of Blue Ridge Landfill TX, LP (f/k/a BFI Waste Systems of Texas, LP), as amended.

† 3.304	Agreement of Limited Partnership of Blue Ridge Landfill TX, LP (f/k/a BFI Waste Systems of Texas, LP), as amended.

† 3.305	Certificate of Incorporation of Bond County Landfill, Inc. (f/k/a Kankeekee RDF Landfill, Inc., f/k/a Draw Acquisition Company Twenty-Three), as amended.

† 3.306	Bylaws of Bond County Landfill, Inc. (f/k/a Kankeekee RDF Landfill, Inc., f/k/a Draw Acquisition Company Twenty-Three).

† 3.307	Articles of Incorporation of Borrego Landfill, Inc.

† 3.308	Bylaws of Borrego Landfill, Inc.

† 3.309	Articles of Incorporation of Borrow Pit Corp.

† 3.310	Amended and Restated Bylaws of Borrow Pit Corp.

3.311	Certificate of Limited Partnership of Brenham Total Roll-Offs, LP.

3.312	Agreement of Limited Partnership of Brenham Total Roll-Offs, LP.

3.313	Articles of Incorporation of Brickyard Disposal & Recycling, Inc. (f/k/a H/L Disposal Co.), as amended.

3.314	Amended and Restated Bylaws of Brickyard Disposal & Recycling, Inc.

3.315	Certificate of Formation of Bridgeton Landfill, LLC.

3.316	Operating Agreement of Bridgeton Landfill, LLC.

3.317	Certificate of Formation of Bridgeton Transfer Station, LLC.

3.318	Operating Agreement of Bridgeton Transfer Station, LLC.

3.319	Certificate of Incorporation of Browning-Ferris Financial Services, Inc.

3.320	Amended and Restated Bylaws of Browning-Ferris Financial Services, Inc.

3.321	Articles of Incorporation of Browning-Ferris Industries Chemical Services, Inc.

3.322	Amended and Restated Bylaws of Browning-Ferris Industries Chemical Services, Inc.

Exhibit
Number	Description
3.323	Articles of Incorporation of Browning-Ferris Industries of California, Inc. (f/k/a Browning-Ferris Industries of Southern California, Inc., f/k/a BFI Waste Systems of Southern California, Inc.), as amended.

3.324	Amended and Restated Bylaws of Browning-Ferris Industries of California, Inc.

3.325	Certificate of Incorporation of Browning-Ferris Industries of Florida, Inc.

3.326	Amended and Restated Bylaws of Browning-Ferris Industries of Florida, Inc.

3.327	Certificate of Incorporation of Browning-Ferris Industries of Illinois, Inc. (f/k/a BFI of Illinois, Inc.), as amended.

3.328	Amended and Restated Bylaws of Browning-Ferris Industries of Illinois, Inc.

3.329	Certificate of Incorporation of Browning-Ferris Industries of New Jersey, Inc.

3.330	Amended and Restated Bylaws of Browning-Ferris Industries of New Jersey, Inc.

3.331	Certificate of Incorporation of Browning-Ferris Industries of New York, Inc. (f/k/a Modern Waste Service, Inc., f/k/a T. Pedone & Sons, Inc.), as amended.

3.332	Amended and Restated Bylaws of Browning-Ferris Industries of New York, Inc.

3.333	Certificate of Incorporation of Browning-Ferris Industries of Ohio, Inc., as amended.

3.334	Amended and Restated Bylaws of Browning-Ferris Industries of Ohio, Inc.

3.335	Restated Charter of Browning-Ferris Industries of Tennessee, Inc. (f/k/a Browning-Ferris Industries of Memphis, Inc., f/k/a Patterson Waste Control, Inc., f/k/a PWC, Inc.).

3.336	Amended and Restated Bylaws of Browning-Ferris Industries of Tennessee, Inc.

3.337	Articles of Organization of Browning-Ferris Industries, Inc. (f/k/a BFI Waste Systems of
Massachusetts, Inc., f/k/a Dooley Bros., Inc.), as amended.

3.338	Amended and Restated Bylaws of Browning-Ferris Industries, Inc.

3.339	Certificate of Formation of Browning-Ferris Industries, LLC (f/k/a Browning-Ferris Industries, Inc.).

3.340	Operating Agreement of Browning-Ferris Industries, LLC.

3.341	Certificate of Incorporation of Browning-Ferris Services, Inc., as amended.

3.342	Amended and Restated Bylaws of Browning-Ferris Services, Inc.

3.343	Articles of Incorporation of Browning-Ferris, Inc.

3.344	Amended and Restated Bylaws of Browning-Ferris, Inc.

3.345	Certificate of Formation of Brunswick Waste Management Facility, LLC (f/k/a Brunswick County Landfill, LLC), as amended.

3.346	Operating Agreement of Brunswick Waste Management Facility, LLC (f/k/a Brunswick County Landfill, LLC).

3.347	Articles of Incorporation of Bunting Trash Service, Inc.

3.348	Amended and Restated Bylaws of Bunting Trash Service, Inc.

3.349	Certificate of Formation of Butler County Landfill, LLC.

3.350	Operating Agreement of Butler County Landfill, LLC.

3.351	Articles of Organization of C & C Expanded Sanitary Landfill, LLC.

3.352	Operating Agreement of C & C Expanded Sanitary Landfill, LLC.

3.353	Articles of Organization of Cactus Waste Systems, LLC (f/k/a Cactus Waste Systems LLC), as amended.

Exhibit
Number	Description
3.354	Amended and Restated Operating Agreement of Cactus Waste Systems, LLC.

3.355	Articles of Incorporation of Calvert Trash Systems, Incorporated (f/k/a GLJ Equipment Company, Incorporated), as amended.

3.356	Amended and Restated Bylaws of Calvert Trash Systems, Incorporated.

3.357	Certificate of Limited Partnership of Camelot Landfill TX, LP.

3.358	Agreement of Limited Partnership of Camelot Landfill TX, LP.

3.359	Articles of Incorporation of Capitol Recycling and Disposal, Inc., as amended.

3.360	Amended and Restated Bylaws of Capitol Recycling and Disposal, Inc.

3.361	Articles of Organization of Carbon Limestone Landfill, LLC.

3.362	Operating Agreement of Carbon Limestone Landfill, LLC.

3.363	Certificate of Incorporation of CC Landfill, Inc.

3.364	Bylaws of CC Landfill, Inc.

3.365	Certificate of Incorporation of CECOS International, Inc. (f/k/a CECOS, Chemical and Environmental Conservation Systems, Inc., f/k/a Newco Chemical Waste Systems, Inc.), as amended.

3.366	Amended and Restated Bylaws of CECOS International, Inc.

3.367	Certificate of Limited Partnership of Cefe Landfill TX, LP (f/k/a BFI Elliott Landfill TX, LP), as amended.

3.368	Agreement of Limited Partnership of Cefe Landfill TX, LP (f/k/a BFI Elliott Landfill TX, LP), as amended.

3.369	Articles of Incorporation of Celina Landfill, Inc. (f/k/a Laidlaw Waste Systems (Celina), Inc., f/k/a Laidlaw Waste Systems (Ohio) Inc., f/k/a WBT, Inc.), as amended.

3.370	Code of Regulations of Celina Landfill, Inc. (f/k/a Laidlaw Waste Systems (Celina), Inc., f/k/a Laidlaw Waste Systems (Ohio) Inc., f/k/a WBT, Inc.).

3.371	Articles of Incorporation of Central Arizona Transfer, Inc.

3.372	Bylaws of Central Arizona Transfer, Inc.

3.373	Articles of Incorporation of Central Sanitary Landfill, Inc., as amended.

3.374	Bylaws of Central Sanitary Landfill, Inc.

3.375	Articles of Organization of Central Virginia Properties, LLC.

3.376	Operating Agreement of Central Virginia Properties, LLC.

3.377	Articles of Incorporation of Charter Evaporation Resource Recovery Systems, as amended.

3.378	Amended and Restated Bylaws of Charter Evaporation Resource Recovery Systems.

3.379	Articles of Incorporation of Cherokee Run Landfill, Inc. (f/k/a Laidlaw Waste Systems (Bellefontaine) Inc., f/k/a Logan Waste Control, Inc.), as amended.

3.380	Regulations of Cherokee Run Landfill, Inc. (f/k/a Laidlaw Waste Systems (Bellefontaine) Inc., f/k/a Logan Waste Control, Inc.).

3.381	Certificate of Formation of Chilton Landfill, LLC.

3.382	Operating Agreement of Chilton Landfill, LLC.

3.383	Articles of Incorporation of Citizens Disposal, Inc., as amended.

3.384	Bylaws of Citizens Disposal, Inc.

Exhibit
Number	Description
3.385	Articles of Incorporation of City-Star Services, Inc., as amended.

3.386	Bylaws of City-Star Services, Inc.

3.387	Articles of Incorporation of Clarkston Disposal, Inc., as amended.

3.388	Bylaws of Clarkston Disposal, Inc.

3.389	Partnership Agreement of Clinton County Landfill Partnership.

3.390	Certificate of Incorporation of Cocopah Landfill, Inc.

3.391	Bylaws of Cocopah Landfill, Inc.

3.392	Certificate of Incorporation of Compactor Rental Systems of Delaware, Inc. (f/k/a Republic Industries Compactor Rental, Inc.), as amended.

3.393	Amended and Restated Bylaws of Compactor Rental Systems of Delaware, Inc.

3.394	Certificate of Formation of Consolidated Disposal Service, L.L.C. (f/k/a L.A. County, LLC), as amended.

3.395	Third Amended and Restated Operating Agreement of Consolidated Disposal Service, L.L.C.

3.396	Certificate of Formation of Continental Waste Industries, L.L.C. (f/k/a Continental Waste Industries, Inc.), as amended.

3.397	Operating Agreement of Continental Waste Industries, L.L.C.

3.398	Certificate of Incorporation of Copper Mountain Landfill, Inc.

3.399	Bylaws of Copper Mountain Landfill, Inc.

3.400	Articles of Incorporation of Corvallis Disposal Co., as amended.

3.401	Amended and Restated Bylaws of Corvallis Disposal Co.

3.402	Certificate of Incorporation of County Disposal (Ohio), Inc.

3.403	Amended and Restated Bylaws of County Disposal (Ohio), Inc.

3.404	Certificate of Incorporation of County Disposal, Inc., as amended.

3.405	Amended and Restated Bylaws of County Disposal, Inc.

3.406	Articles of Organization of County Environmental Landfill, LLC.

3.407	Operating Agreement of County Environmental Landfill, LLC.

3.408	Articles of Organization of County Land Development Landfill, LLC (f/k/a County Land Development Sanitary Landfill, LLC), as amended.

3.409	Operating Agreement of County Land Development Landfill, LLC (f/k/a County Land Development Sanitary Landfill, LLC).

3.410	Certificate of Incorporation of County Landfill, Inc.

3.411	Amended and Restated Bylaws of County Landfill, Inc.

3.412	Partnership Agreement of County Line Landfill Partnership, as amended.

3.413	Certificate of Formation of Courtney Ridge Landfill, LLC.

3.414	Operating Agreement of Courtney Ridge Landfill, LLC.

3.415	Articles of Organization of Crescent Acres Landfill, LLC.

3.416	Operating Agreement of Crescent Acres Landfill, LLC.

3.417	Articles of Incorporation of Crockett Sanitary Service, Inc. (f/k/a Crockett Garbage Service, Inc.), as amended.

Exhibit
Number	Description
3.418	Second Amended and Restated Bylaws of Crockett Sanitary Service, Inc.

3.419	Certificate of Limited Partnership of Crow Landfill TX, L.P.

3.420	Agreement of Limited Partnership of Crow Landfill TX, L.P., as amended.

3.421	Articles of Organization of Cumberland County Development Company, LLC (f/k/a Charlotte County Development Company, LLC).

3.422	Operating Agreement of Cumberland County Development Company, LLC (f/k/a Charlotte County Development Company, LLC).

3.423	Articles of Incorporation of CWI of Illinois, Inc. (f/k/a Continental Waste Industries of Illinois, Inc., f/k/a Continental Waste Industries Venture, Inc., f/k/a Continential Wast Industries Venture, Inc.), as amended.

3.424	Amended and Restated Bylaws of CWI of Illinois, Inc.

3.425	Articles of Incorporation of CWI of Missouri, Inc. (f/k/a Tutor Jr. Refuse Service, Inc.), as amended.

3.426	Amended and Restated Bylaws of CWI of Missouri, Inc.

3.427	Certificate of Formation of D & L Disposal, L.L.C.

3.428	Amended and Restated Operating Agreement of D & L Disposal, L.L.C.

3.429	Articles of Incorporation of Dallas Disposal Co. (f/k/a Dallas Garbage Disposal Co., f/k/a Kelman Garbage Disposal Company), as amended.

3.430	Amended and Restated Bylaws of Dallas Disposal Co.

3.431	Articles of Incorporation of Delta Container Corporation.

3.432	Bylaws of Delta Container Corporation.

3.433	Articles of Incorporation of Delta Dade Recycling Corp.

3.434	Amended and Restated Bylaws of Delta Dade Recycling Corp.

3.435	Articles of Incorporation of Delta Paper Stock, Co.

3.436	Bylaws of Delta Paper Stock, Co.

3.437	Articles of Incorporation of Delta Resources Corp.

3.438	Amended and Restated Bylaws of Delta Resources Corp.

3.439	Articles of Incorporation of Delta Site Development Corp.

3.440	Amended and Restated Bylaws of Delta Site Development Corp.

3.441	Articles of Incorporation of Delta Waste Corp.

3.442	Amended and Restated Bylaws of Delta Waste Corp.

3.443	Articles of Incorporation of Dempsey Waste Systems II, Inc.

3.444	Bylaws of Dempsey Waste Systems II, Inc.

3.445	Articles of Incorporation of Denver RL North, Inc.

3.446	Bylaws of Denver RL North, Inc.

3.447	Certificate of Limited Partnership of Desarrollo del Rancho La Gloria TX, LP (f/k/a Donna Development Co. TX, LP), as amended.

3.448	Agreement of Limited Partnership of Desarrollo del Rancho La Gloria TX, LP (f/k/a Donna Development Co. TX, LP).

3.449	Articles of Incorporation of Dinverno, Inc., as amended.

Exhibit
Number	Description
3.450	Amended and Restated Bylaws of Dinverno, Inc.

3.451	Articles of Incorporation of DTC Management, Inc.

3.452	Amended and Restated Bylaws of DTC Management, Inc.

3.453	Certificate of Formation of E Leasing Company, LLC, as amended.

3.454	Limited Liability Company Agreement of E Leasing Company, LLC, as amended.

3.455	Articles of Incorporation of Eagle Industries Leasing, Inc.

3.456	Amended and Restated Bylaws of Eagle Industries Leasing, Inc., as amended.

3.457	Certificate of Incorporation of East Chicago Compost Facility, Inc.

3.458	Bylaws of East Chicago Compost Facility, Inc.

3.459	Certificate of Incorporation of ECDC Environmental of Humboldt County, Inc.

3.460	Bylaws of ECDC Environmental of Humboldt County, Inc.

3.461	Articles of Organization of ECDC Environmental, L.C. (f/k/a ECDFP, L.C.), as amended.

3.462	Amended and Restated Operating Agreement of ECDC Environmental, L.C.

3.463	Certificate of Incorporation of ECDC Holdings, Inc.

3.464	Bylaws of ECDC Holdings, Inc.

3.465	Certificate of Limited Partnership of El Centro Landfill, L.P., as amended.

3.466	Amended and Restated Partnership Agreement of El Centro Landfill, L.P., as amended.

3.467	Articles of Incorporation of Elder Creek Transfer & Recovery, Inc.

3.468	Bylaws of Elder Creek Transfer & Recovery, Inc.

3.469	Certificate of Limited Partnership of Ellis County Landfill TX, LP, as amended.

3.470	Agreement of Limited Partnership of Ellis County Landfill TX, LP, as amended.

3.471	Certificate of Formation of Ellis Scott Landfill MO, LLC.

3.472	Operating Agreement of Ellis Scott Landfill MO, LLC.

3.473	Articles of Incorporation of Envirocycle, Inc.

3.474	Amended and Restated Bylaws of Envirocycle, Inc.

3.475	Certificate of Incorporation of Environmental Development Corp., as amended.

3.476	Amended and Restated Bylaws of Environmental Development Corp.

3.477	Articles of Incorporation of Environmental Reclamation Company, as amended.

3.478	Amended and Restated Bylaws of Environmental Reclamation Company, as amended.

3.479	Certificate of Incorporation of EnvironTech, Inc.

3.480	Amended and Restated Bylaws of EnvironTech, Inc.

3.481	Certificate of Formation of Envotech-Illinois L.L.C.

3.482	Amended and Restated Operating Agreement of Envotech-Illinois L.L.C.

3.483	Certificate of Incorporation of Evergreen Scavenger Service, Inc. (f/k/a Evergreen Scavenger Services, Inc., f/k/a Workman Services, Inc.), as amended.

3.484	Amended and Restated Bylaws of Evergreen Scavenger Service, Inc.

3.485	Certificate of Formation of Evergreen Scavenger Service, L.L.C., as amended.

Exhibit
Number	Description
3.486	Amended and Restated Operating Agreement of Evergreen Scavenger Service, L.L.C.

3.487	Articles of Organization of F.P. McNamara Rubbish Removal Inc.

3.488	Amended and Restated Bylaws of F.P. McNamara Rubbish Removal Inc.

3.489	Articles of Organization of Flint Hill Road, LLC.

3.490	Operating Agreement of Flint Hill Road, LLC.

3.491	Articles of Incorporation of FLL, Inc. (f/k/a KCL & K — M, Inc.), as amended.

3.492	Amended and Restated Bylaws of FLL, Inc.

3.493	Certificate of Formation of Forest View Landfill, LLC.

3.494	Operating Agreement of Forest View Landfill, LLC.

3.495	Certificate of Limited Partnership of Fort Worth Landfill TX, LP.

3.496	Agreement of Limited Partnership of Fort Worth Landfill TX, LP, as amended.

3.497	Articles of Incorporation of Forward, Inc.

3.498	Amended and Restated Bylaws of Forward, Inc.

3.499	Articles of Incorporation of Fred Barbara Trucking Co., Inc.

3.500	Amended and Restated Bylaws of Fred Barbara Trucking Co., Inc.

3.501	Articles of Organization of Frontier Waste Services (Colorado), LLC, as amended.

3.502	Operating Agreement of Frontier Waste Services (Colorado), LLC.

3.503	Amended and Restated Articles of Organization of Frontier Waste Services (Utah), LLC.

3.504	Operating Agreement of Frontier Waste Services (Utah), LLC.

3.505	Articles of Organization of Frontier Waste Services of Louisiana L.L.C.

3.506	Operating Agreement of Frontier Waste Services of Louisiana L.L.C.

3.507	Certificate of Limited Partnership of Frontier Waste Services, L.P. (f/k/a Frontier Disposal, L.P.), as amended.

3.508	Amended and Restated Agreement of Limited Partnership of Frontier Waste Services, L.P.

3.509	Articles of Incorporation of G. Van Dyken Disposal Inc.

3.510	Bylaws of G. Van Dyken Disposal Inc.

3.511	Certificate of Limited Partnership of Galveston County Landfill TX, LP.

3.512	Agreement of Limited Partnership of Galveston County Landfill TX, LP, as amended.

3.513	Articles of Organization of Gateway Landfill, LLC, as amended.

3.514	Amended and Restated Operating Agreement of Gateway Landfill, LLC.

3.515	Articles of Incorporation of GEK, Inc., as amended.

3.516	Amended and Restated Bylaws of GEK, Inc.

3.517	Certificate of Incorporation of General Refuse Rolloff Corp.

3.518	Amended and Restated Bylaws of General Refuse Rolloff Corp.

3.519	Articles of Organization of General Refuse Service of Ohio, L.L.C., as amended.

3.520	Amended and Restated Operating Agreement of General Refuse Service of Ohio, L.L.C.

3.521	Certificate of Incorporation of Georgia Recycling Services, Inc.

Exhibit
Number	Description
3.522	Amended and Restated Bylaws of Georgia Recycling Services, Inc.

3.523	Certificate of Limited Partnership of Giles Road Landfill TX, LP.

3.524	Agreement of Limited Partnership of Giles Road Landfill TX, LP.

3.525	Articles of Incorporation of Golden Bear Transfer Services, Inc.

3.526	Amended and Restated Bylaws of Golden Bear Transfer Services, Inc.

3.527	Certificate of Limited Partnership of Golden Triangle Landfill TX, LP.

3.528	Agreement of Limited Partnership of Golden Triangle Landfill TX, LP, as amended.

3.529	Articles of Incorporation of Golden Waste Disposal, Inc.

3.530	Bylaws of Golden Waste Disposal, Inc.

3.531	Articles of Incorporation of Grants Pass Sanitation, Inc., as amended.

3.532	Amended and Restated Bylaws of Grants Pass Sanitation, Inc.

3.533	Certificate of Incorporation of Great Lakes Disposal Service, Inc.

3.534	Amended and Restated Bylaws of Great Lakes Disposal Service, Inc.

3.535	Certificate of Formation of Great Plains Landfill OK, LLC.

3.536	Operating Agreement of Great Plains Landfill OK, LLC.

3.537	Partnership Agreement of Green Valley Landfill General Partnership.

3.538	Certificate of Organization of Greenridge Reclamation, LLC.

3.539	Operating Agreement of Greenridge Reclamation, LLC.

3.540	Certificate of Organization of Greenridge Waste Services, LLC.

3.541	Operating Agreement of Greenridge Waste Services, LLC.

3.542	Certificate of Limited Partnership of Greenwood Landfill TX, LP.

3.543	Agreement of Limited Partnership of Greenwood Landfill TX, LP.

3.544	Certificate of Limited Partnership of Gulf West Landfill TX, LP.

3.545	Agreement of Limited Partnership of Gulf West Landfill TX, LP, as amended.

3.546	Articles of Incorporation of Gulfcoast Waste Service, Inc.

3.547	Amended and Restated Bylaws of Gulfcoast Waste Service, Inc.

3.548	Certificate of Formation of H Leasing Company, LLC, as amended.

3.549	Limited Liability Company Agreement of H Leasing Company, LLC, as amended.

3.550	Certificate of Formation of Hancock County Development Company, LLC.

3.551	Operating Agreement of Hancock County Development Company, LLC.

3.552	Articles of Incorporation of Harland’s Sanitary Landfill, Inc. (f/k/a White’s Sanitary Landfill, Inc., f/k/a White’s Trucking & Sanitary Landfill, Inc.), as amended.

3.553	Bylaws of Harland’s Sanitary Landfill, Inc.

3.554	Certificate of Formation of Harrison County Landfill, LLC.

3.555	Operating Agreement of Harrison County Landfill, LLC.

3.556	Articles of Incorporation of Honeygo Run Reclamation Center, Inc., as amended.

3.557	Amended and Restated Bylaws of Honeygo Run Reclamation Center, Inc.

Exhibit
Number	Description
3.558	Partnership Agreement of Illiana Disposal Partnership, as amended.

3.559	Articles of Incorporation of Illinois Landfill, Inc.

3.560	Bylaws of Illinois Landfill, Inc.

3.561	Articles of Incorporation of Illinois Recycling Services, Inc.

3.562	Amended and Restated Bylaws of Illinois Recycling Services, Inc.

3.563	Articles of Incorporation of Illinois Valley Recycling, Inc., as amended.

3.564	Amended and Restated Bylaws of Illinois Valley Recycling, Inc.

3.565	Articles of Incorporation of Imperial Landfill, Inc.

3.566	Bylaws of Imperial Landfill, Inc.

3.567	Articles of Incorporation of Independent Trucking Company (f/k/a Independent Trucking), as amended.

3.568	Bylaws of Independent Trucking Company.

3.569	Articles of Incorporation of Ingrum Waste Disposal, Inc.

3.570	Amended and Restated Bylaws of Ingrum Waste Disposal, Inc.

3.571	Articles of Incorporation of International Disposal Corp. of California.

3.572	Amended and Restated Bylaws of International Disposal Corp. of California.

3.573	Certificate of Incorporation of Island Waste Services Ltd. (f/k/a Selas Enterprises Ltd.), as amended.

3.574	Bylaws of Island Waste Services Ltd. (f/k/a Selas Enterprises Ltd.).

3.575	Certificate of Limited Partnership of Itasca Landfill TX, LP.

3.576	Agreement of Limited Partnership of Itasca Landfill TX, LP, as amended.

3.577	Certificate of Formation of Jackson County Landfill, LLC, as amended.

3.578	Operating Agreement of Jackson County Landfill, LLC.

3.579	Partnership Agreement of Jasper County Development Company Partnership.

3.580	Certificate of Formation of Jefferson City Landfill, LLC.

3.581	Operating Agreement of Jefferson City Landfill, LLC.

3.582	Articles of Organization of Jefferson Parish Development Company, LLC.

3.583	Operating Agreement of Jefferson Parish Development Company, LLC.

3.584	Articles of Incorporation of Jetter Disposal, Inc., as amended.

3.585	Amended and Restated Bylaws of Jetter Disposal, Inc.

3.586	Certificate of Formation of Kandel Enterprises, LLC, as amended.

3.587	Amended and Restated Operating Agreement of Kandel Enterprises, LLC.

3.588	Articles of Incorporation of Kankakee Quarry, Inc.

3.589	Bylaws of Kankakee Quarry, Inc.

3.590	Articles of Incorporation of Keller Canyon Landfill Company.

3.591	Amended and Restated Bylaws of Keller Canyon Landfill Company.

3.592	Articles of Incorporation of Keller Drop Box, Inc., as amended.

3.593	Amended and Restated Bylaws of Keller Drop Box, Inc.

Exhibit
Number	Description
3.594	Certificate of Limited Partnership of Kerrville Landfill TX, LP.

3.595	Agreement of Limited Partnership of Kerrville Landfill TX, LP, as amended.

3.596	Partnership Agreement of Key Waste Indiana Partnership, as amended.

3.597	Articles of Incorporation of La Cañada Disposal Company, Inc. (f/k/a La Cañada Disposal, Inc.), as amended.

3.598	Amended and Restated Bylaws of La Cañada Disposal Company, Inc.

3.599	Partnership Agreement of Lake County C & D Development Partnership.

3.600	Articles of Incorporation of Lake Norman Landfill, Inc.

3.601	Amended and Restated Bylaws of Lake Norman Landfill, Inc.

3.602	Articles of Incorporation of LandComp Corporation.

3.603	Amended and Restated Bylaws of LandComp Corporation.

3.604	Articles of Incorporation of Lathrop Sunrise Sanitation Corporation.

3.605	Amended and Restated Bylaws of Lathrop Sunrise Sanitation Corporation.

3.606	Certificate of Formation of Lee County Landfill SC, LLC.

3.607	Operating Agreement of Lee County Landfill SC, LLC.

3.608	Articles of Incorporation of Lee County Landfill, Inc.

3.609	Bylaws of Lee County Landfill, Inc.

3.610	Certificate of Formation of Lemons Landfill, LLC.

3.611	Operating Agreement of Lemons Landfill, LLC.

3.612	Certificate of Limited Partnership of Lewisville Landfill TX, LP.

3.613	Agreement of Limited Partnership of Lewisville Landfill TX, LP, as amended.

3.614	Certificate of Incorporation of Liberty Waste Holdings, Inc.

3.615	Amended and Restated Bylaws of Liberty Waste Holdings, Inc.

3.616	Certificate of Formation of Liberty Waste Services Limited, L.L.C., as amended.

3.617	Second Amended and Restated Limited Liability Company Agreement of Liberty Waste Services Limited, L.L.C.

3.618	Articles of Organization of Liberty Waste Services of Illinois, L.L.C., as amended.

3.619	Amended and Restated Operating Agreement of Liberty Waste Services of Illinois, L.L.C.

3.620	Certificate of Formation of Liberty Waste Services of McCook, L.L.C. (f/k/a West Suburban Recycling & Energy Center, L.L.C., f/k/a West Suburban Resources & Energy Center, L.L.C.), as amended.

3.621	Amended and Restated Operating Agreement of Liberty Waste Services of McCook, L.L.C.

3.622	Certificate of Formation of Little Creek Landing, LLC.

3.623	Operating Agreement of Little Creek Landing, LLC.

3.624	Certificate of Formation of Local Sanitation of Rowan County, L.L.C.

3.625	Limited Liability Company Agreement of Local Sanitation of Rowan County, L.L.C.

3.626	Articles of Incorporation of Loop Recycling, Inc., as amended.

3.627	Amended and Restated Bylaws of Loop Recycling, Inc.

Exhibit
Number	Description
3.628	Articles of Incorporation of Loop Transfer, Incorporated, as amended.

3.629	Amended and Restated Bylaws of Loop Transfer, Incorporated.

3.630	Articles of Organization of Lorain County Landfill, LLC.

3.631	Operating Agreement of Lorain County Landfill, LLC.

3.632	Certificate of Incorporation of Louis Pinto & Son, Inc., Sanitation Contractors.

3.633	Amended and Restated Bylaws of Louis Pinto & Son, Inc., Sanitation Contractors.

3.634	Certificate of Incorporation of Lucas County Land Development, Inc. (f/k/a Macomb Landfill, Inc.), as amended.

3.635	Bylaws of Lucas County Land Development, Inc. (f/k/a Macomb Landfill, Inc.).

3.636	Articles of Organization of Lucas County Landfill, LLC.

3.637	Operating Agreement of Lucas County Landfill, LLC.

3.638	Articles of Organization of Madison County Development, LLC (f/k/a Wilson County Development, LLC), as amended.

3.639	Operating Agreement of Madison County Development, LLC (f/k/a Wilson County Development, LLC), as amended.

3.640	Articles of Incorporation of Manumit of Florida, Inc.

* 3.641	Amended and Restated Bylaws of Manumit of Florida, Inc.

* 3.642	Certificate of Limited Partnership of Mars Road TX, LP.

* 3.643	Agreement of Limited Partnership of Mars Road TX, LP.

* 3.644	Certificate of Limited Partnership of McCarty Road Landfill TX, LP.

* 3.645	Agreement of Limited Partnership of McCarty Road Landfill TX, LP, as amended.

* 3.646	Articles of Incorporation of McCusker Recycling, Inc.

* 3.647	Second Amended and Restated Bylaws of McCusker Recycling, Inc.

* 3.648	Articles of Incorporation of McInnis Waste Systems, Inc.

* 3.649	Amended and Restated Bylaws of McInnis Waste Systems, Inc.

* 3.650	Articles of Organization of Menands Environmental Solutions, LLC.

* 3.651	Operating Agreement of Menands Environmental Solutions, LLC.

* 3.652	Articles of Incorporation of Mesa Disposal, Inc. (f/k/a Bullhead City Investors, Inc.), as amended.

* 3.653	Amended and Restated Bylaws of Mesa Disposal, Inc.

* 3.654	Certificate of Limited Partnership of Mesquite Landfill TX, LP.

* 3.655	Agreement of Limited Partnership of Mesquite Landfill TX, LP, as amended.

* 3.656	Certificate of Limited Partnership of Mexia Landfill TX, LP.

* 3.657	Agreement of Limited Partnership of Mexia Landfill TX, LP, as amended.

* 3.658	Articles of Incorporation of Midway Development Company, Inc.

* 3.659	Bylaws of Midway Development Company, Inc.

* 3.660	Articles of Incorporation of Mississippi Waste Paper Company.

* 3.661	Amended and Restated Bylaws of Mississippi Waste Paper Company.

* 3.662	Articles of Organization of Missouri City Landfill, LLC.

Exhibit
Number	Description
* 3.663	Operating Agreement of Missouri City Landfill, LLC.

* 3.664	Amended and Restated Partnership Agreement of Morehead Landfill General Partnership.

* 3.665	Certificate of Incorporation of Mountain Home Disposal, Inc. (f/k/a Waste Connections of Idaho, Inc.), as amended.

* 3.666	Amended and Restated Bylaws of Mountain Home Disposal, Inc. (f/k/a Waste Connections of Idaho, Inc.).

* 3.667	Certificate of Formation of N Leasing Company, LLC, as amended.

* 3.668	Limited Liability Company Agreement of N Leasing Company, LLC, as amended.

* 3.669	Articles of Incorporation of NationsWaste Catawba Regional Landfill, Inc.

* 3.670	Amended and Restated Bylaws of NationsWaste Catawba Regional Landfill, Inc.

* 3.671	Certificate of Incorporation of NationsWaste, Inc.

* 3.672	Bylaws of NationsWaste, Inc.

* 3.673	Certificate of Incorporation of Ncorp, Inc.

* 3.674	Amended and Restated Bylaws of Ncorp, Inc.

* 3.675	Articles of Incorporation of New Morgan Landfill Company, Inc.

* 3.676	Amended and Restated Bylaws of New Morgan Landfill Company, Inc.

* 3.677	Certificate of Formation of New York Waste Services, LLC.

* 3.678	Operating Agreement of New York Waste Services, LLC.

* 3.679	Certificate of Incorporation of Newco Waste Systems of New Jersey, Inc.

* 3.680	Amended and Restated Bylaws of Newco Waste Systems of New Jersey, Inc.

* 3.681	Partnership Agreement of Newton County Landfill Partnership, as amended.

* 3.682	Articles of Incorporation of Noble Road Landfill, Inc.

* 3.683	Amended and Restated Bylaws of Noble Road Landfill, Inc.

* 3.684	Certificate of Formation of Northeast Landfill, LLC.

* 3.685	Operating Agreement of Northeast Landfill, LLC.

* 3.686	Articles of Incorporation of Northlake Transfer, Inc.

* 3.687	Bylaws of Northlake Transfer, Inc.

* 3.688	Charter of Northwest Tennessee Disposal Corporation.

* 3.689	Second Amended and Restated Bylaws of Tennessee Disposal Corporation.

* 3.690	Articles of Incorporation of Oakland Heights Development, Inc. (f/k/a Wayne Disposal-Oakland, Inc.), as amended.

* 3.691	Amended and Restated Bylaws of Oakland Heights Development, Inc. (f/k/a Wayne Disposal-Oakland, Inc.).

* 3.692	Articles of Organization of Obscurity Land Development, LLC.

* 3.693	Operating Agreement of Obscurity Land Development, LLC.

* 3.694	Amended and Restated Joint Venture Agreement of Oceanside Waste & Recycling Services.

* 3.695	Certificate of Incorporation of Ohio Republic Contracts, II, Inc.

* 3.696	Amended and Restated Bylaws of Ohio Republic Contracts, II, Inc.

Exhibit
Number	Description
* 3.697	Articles of Incorporation of Ohio Republic Contracts, Inc.

* 3.698	Amended and Restated Bylaws of Ohio Republic Contracts, Inc.

* 3.699	Articles of Organization of Oklahoma City Landfill, L.L.C.

* 3.700	Operating Agreement of Oklahoma City Landfill, L.L.C.

* 3.701	Articles of Incorporation for Oscar’s Collection System of Fremont, Inc.

* 3.702	Bylaws of Oscar’s Collection System of Fremont, Inc.

* 3.703	Articles of Incorporation of Otay Landfill, Inc.

* 3.704	Amended and Restated Bylaws of Otay Landfill, Inc.

* 3.705	Certificate of Incorporation of Ottawa County Landfill, Inc. (f/k/a Laidlaw Waste Systems (Michigan) Inc., f/k/a Laidlaw Waste Systems (Pennsylvania) Inc., f/k/a Epping Sanitary Landfill, Inc.), as amended.

* 3.706	Bylaws of Ottawa County Landfill, Inc. (f/k/a Laidlaw Waste Systems (Michigan) Inc., f/k/a Laidlaw Waste Systems (Pennsylvania) Inc., f/k/a Epping Sanitary Landfill, Inc.).

* 3.707	Certificate of Formation of Packerton Land Company, L.L.C., as amended.

* 3.708	Amended and Restated Operating Agreement of Packerton Land Company, L.L.C.

* 3.709	Articles of Incorporation of Palomar Transfer Station, Inc.

* 3.710	Bylaws of Palomar Transfer Station, Inc.

* 3.711	Certificate of Limited Partnership of Panama Road Landfill, TX, L.P.

* 3.712	Agreement of Limited Partnership of Panama Road Landfill, TX, L.P.

* 3.713	Articles of Incorporation of Peltier Real Estate Company, as amended.

* 3.714	Amended and Restated Bylaws of Peltier Real Estate Company.

* 3.715	Restated Articles of Incorporation of Perdomo and Son’s, Inc.

* 3.716	Second Amended and Restated Bylaws of Perdomo and Son’s, Inc.

* 3.717	Articles of Incorporation of Pinal County Landfill Corp.

* 3.718	Bylaws of Pinal County Landfill Corp.

* 3.719	Certificate of Limited Partnership of Pine Hill Farms Landfill TX, LP (f/k/a Pinehill Landfill TX, LP), as amended.

* 3.720	Agreement of Limited Partnership of Pine Hill Farms Landfill TX, LP (f/k/a Pinehill Landfill TX, LP), as amended.

* 3.721	Certificate of Formation of Pinecrest Landfill OK, LLC.

* 3.722	Operating Agreement of Pinecrest Landfill OK, LLC.

* 3.723	Certificate of Incorporation of Pittsburg County Landfill, Inc.

* 3.724	Amended and Restated Bylaws of Pittsburg County Landfill, Inc.

* 3.725	Certificate of Limited Partnership of Pleasant Oaks Landfill TX, LP.

* 3.726	Agreement of Limited Partnership of Pleasant Oaks Landfill TX, LP.

* 3.727	Certificate of Formation of Polk County Landfill, LLC.

* 3.728	Operating Agreement of Polk County Landfill, LLC.

* 3.729	Articles of Incorporation of Port Clinton Landfill, Inc.

Exhibit
Number	Description
* 3.730	Bylaws of Port Clinton Landfill, Inc.

* 3.731	Articles of Incorporation of Portable Storage Co. (f/k/a United Septic Service, Inc.), as amended.

* 3.732	Amended and Restated Bylaws of Portable Storage Co.

* 3.733	Articles of Incorporation of Preble County Landfill, Inc.

* 3.734	Bylaws of Preble County Landfill, Inc.

* 3.735	Articles of Incorporation of Price & Sons Recycling Company, as amended.

* 3.736	Amended and Restated Bylaws of Price & Sons Recycling Company.

* 3.737	Articles of Organization of Prince George’s County Landfill, LLC.

* 3.738	Operating Agreement of Prince George’s County Landfill, LLC.

* 3.739	Articles of Incorporation of R.C. Miller Enterprises, Inc.

* 3.740	Amended and Restated Bylaws of R.C. Miller Enterprises, Inc.

* 3.741	Articles of Incorporation of R.C. Miller Refuse Service Inc.

* 3.742	Amended and Restated Bylaws of R.C. Miller Refuse Service Inc.

* 3.743	Partnership Agreement of Rabanco Companies, as amended.

* 3.744	Articles of Incorporation of Rabanco Recycling, Inc. (f/k/a Rabanco Acquisition Company Two), as amended.

* 3.745	Bylaws of Rabanco Recycling, Inc. (f/k/a Rabanco Acquisition Company Two).

* 3.746	Articles of Incorporation of Rabanco, Ltd. (f/k/a Rabanco Acquisition Company), as amended.

* 3.747	Bylaws of Rabanco, Ltd. (f/k/a Rabanco Acquisition Company).

* 3.748	Articles of Incorporation of Ramona Landfill, Inc.

* 3.749	Bylaws of Ramona Landfill, Inc.

* 3.750	Articles of Incorporation of RCS, Inc.

* 3.751	Bylaws of RCS, Inc.

* 3.752	Articles of Incorporation of Reliable Disposal, Inc. (f/k/a Sulo & Company)., as amended.

* 3.753	Amended and Restated Bylaws of Reliable Disposal, Inc.

* 3.754	Articles of Incorporation of Republic Dumpco, Inc.

* 3.755	Amended and Restated Bylaws of Republic Dumpco, Inc.

* 3.756	Articles of Incorporation of Republic Environmental Technologies, Inc. (f/k/a RI/ETON Acquisition Corp.), as amended.

* 3.757	Amended and Restated Bylaws of Republic Environmental Technologies, Inc.

* 3.758	Articles of Organization of Republic Ohio Contracts, LLC, as amended.

* 3.759	Second Amended and Restated Operating Agreement of Republic Ohio Contracts, LLC.

* 3.760	Articles of Incorporation of Republic Services Aviation, Inc.

* 3.761	Amended and Restated Bylaws of Republic Services Aviation, Inc.

* 3.762	Certificate of Incorporation of Republic Services Financial LP, Inc.

* 3.763	Bylaws of Republic Services Financial LP, Inc.

* 3.764	Certificate of Limited Partnership of Republic Services Financial, Limited Partnership.

Exhibit
Number	Description
* 3.765	Limited Partnership Agreement of Republic Services Financial, Limited Partnership.

* 3.766	Certificate of Formation of Republic Services Group, LLC (f/k/a RS/WM Holding Company, LLC), as amended.

* 3.767	Second Amended and Restated Operating Agreement of Republic Services Group, LLC.

* 3.768	Certificate of Incorporation of Republic Services Holding Company, Inc.

* 3.769	Amended and Restated Bylaws of Republic Services Holding Company, Inc.

* 3.770	Articles of Organization of Republic Services of Arizona Hauling, LLC, as amended.

* 3.771	Amended and Restated Operating Agreement of Arizona Hauling, LLC.

* 3.772	Certificate of Incorporation of Republic Services of California Holding Company, Inc.

* 3.773	Amended and Restated Bylaws of Republic Services of California Holding Company, Inc.

* 3.774	Certificate of Formation of Republic Services of California II, LLC.

* 3.775	Second Amended and Restated Operating Agreement of Republic Services of California II, LLC.

* 3.776	Articles of Organization of Republic Services of Colorado Hauling, LLC, as amended.

* 3.777	Third Amended and Restated Operating Agreement of Republic Services of Colorado Hauling, LLC.

* 3.778	Articles of Organization of Republic Services of Colorado I, LLC, as amended.

* 3.779	Third Amended and Restated Operating Agreement of Republic Services of Colorado I, LLC.

* 3.780	Certificate of Incorporation of Republic Services of Florida GP, Inc.

* 3.781	Amended and Restated Bylaws of Republic Services of Florida GP, Inc.

* 3.782	Certificate of Incorporation of Republic Services of Florida LP, Inc.

* 3.783	Amended and Restated Bylaws of Republic Services of Florida LP, Inc.

* 3.784	Certificate of Limited Partnership of Republic Services of Florida, Limited Partnership, as amended.

* 3.785	Agreement of Limited Partnership of Republic Services of Florida, Limited Partnership.

* 3.786	Certificate of Formation of Republic Services of Georgia GP, LLC (f/k/a Republic Services of Georgia GP, Inc.).

* 3.787	Operating Agreement of Republic Services of Georgia GP, LLC.

* 3.788	Certificate of Formation of Republic Services of Georgia LP, LLC (f/k/a Republic Services of Georgia LP, Inc.).

* 3.789	Operating Agreement of Republic Services of Georgia LP, LLC.

* 3.790	Certificate of Limited Partnership of Republic Services of Georgia, Limited Partnership, as amended.

* 3.791	Amended and Restated Agreement of Limited Partnership of Republic Services of Georgia, Limited Partnership.

* 3.792	Certificate of Incorporation of Republic Services of Indiana LP, Inc.

* 3.793	Amended and Restated Bylaws of Republic Services of Indiana LP, Inc.

* 3.794	Certificate of Formation of Republic Services of Indiana Transportation, LLC.

* 3.795	Operating Agreement of Republic Services of Indiana Transportation, LLC.

* 3.796	Certificate of Limited Partnership of Republic Services of Indiana, Limited Partnership.

* 3.797	Agreement of Limited Partnership of Republic Services of Indiana, Limited Partnership.

* 3.798	Articles of Organization of Republic Services of Kentucky, LLC, as amended.

Exhibit
Number	Description
* 3.799	Operating Agreement of Republic Services of Kentucky, LLC.

* 3.800	Articles of Organization of Republic Services of Michigan Hauling, LLC.

* 3.801	Second Amended and Restated Operating Agreement of Michigan Hauling, LLC.

* 3.802	Certificate of Incorporation of Republic Services of Michigan Holding Company, Inc.

* 3.803	Amended and Restated Bylaws of Republic Services of Michigan Holding Company, Inc.

* 3.804	Articles of Organization of Republic Services of Michigan I, LLC.

* 3.805	Second Amended and Restated Operating Agreement of Republic Services of Michigan I, LLC.

* 3.806	Articles of Organization of Republic Services of Michigan II, LLC.

* 3.807	Second Amended and Restated Operating Agreement of Republic Services of Michigan II, LLC.

* 3.808	Articles of Organization of Republic Services of Michigan III, LLC.

* 3.809	Second Amended and Restated Operating Agreement of Republic Services of Michigan III, LLC.

* 3.810	Articles of Organization of Republic Services of Michigan IV, LLC.

* 3.811	Second Amended and Restated Operating Agreement of Republic Services of Michigan IV, LLC.

* 3.812	Articles of Organization of Republic Services of Michigan V, LLC.

* 3.813	Second Amended and Restated Operating Agreement of Republic Services of Michigan V, LLC.

* 3.814	Certificate of Formation of Republic Services of New Jersey, LLC (f/k/a Republic Services of New Jersey I, LLC), as amended.

* 3.815	Third Amended and Restated Operating Agreement of Republic Services of New Jersey, LLC.

* 3.816	Articles of Organization of Republic Services of North Carolina, LLC.

* 3.817	Operating Agreement of Republic Services of North Carolina, LLC.

* 3.818	Articles of Organization of Republic Services of Ohio Hauling, LLC, as amended.

* 3.819	Second Amended and Restated Operating Agreement of Republic Services of Ohio Hauling, LLC.

* 3.820	Articles of Organization of Republic Services of Ohio I, LLC, as amended.

* 3.821	Second Amended and Restated Operating Agreement of Republic Services of Ohio I, LLC.

* 3.822	Articles of Organization of Republic Services of Ohio II, LLC, as amended.

* 3.823	Second Amended and Restated Operating Agreement of Republic Services of Ohio II, LLC.

* 3.824	Articles of Organization of Republic Services of Ohio III, LLC, as amended.

* 3.825	Second Amended and Restated Operating Agreement of Republic Services of Ohio III, LLC.

* 3.826	Articles of Organization of Republic Services of Ohio IV, LLC, as amended.

* 3.827	Second Amended and Restated Operating Agreement of Republic Services of Ohio IV, LLC.

* 3.828	Certificate of Formation of Republic Services of Pennsylvania, LLC.

* 3.829	Second Amended and Restated Operating Agreement of Republic Services of Pennsylvania, LLC.

* 3.830	Certificate of Formation of Republic Services of South Carolina, LLC.

* 3.831	Second Amended and Restated Operating Agreement of Republic Services of South Carolina, LLC.

* 3.832	Certificate of Formation of Republic Services of Southern California, LLC.

* 3.833	Operating Agreement of Republic Services of Southern California, LLC.

* 3.834	Articles of Organization of Republic Services of Virginia, LLC, as amended.

Exhibit
Number	Description
* 3.835	Operating Agreement of Republic Services of Virginia, LLC.

* 3.836	Certificate of Formation of Republic Services of Wisconsin GP, LLC (f/k/a Republic Services of Wisconsin GP, Inc.).

* 3.837	Operating Agreement of Republic Services of Wisconsin GP, LLC.

* 3.838	Certificate of Formation of Republic Services of Wisconsin LP, LLC (f/k/a Republic Services of Wisconsin LP, Inc.).

* 3.839	Operating Agreement of Republic Services of Wisconsin LP, LLC.

* 3.840	Certificate of Limited Partnership of Republic Services of Wisconsin, Limited Partnership, as amended.

* 3.841	Amended and Restated Agreement of Limited Partnership of Republic Services of Wisconsin, Limited Partnership.

* 3.842	Articles of Incorporation of Republic Services Real Estate Holding, Inc.

* 3.843	Amended and Restated Bylaws of Republic Services Real Estate Holding, Inc.

* 3.844	Certificate of Formation of Republic Services Vasco Road, LLC (f/k/a Republic Services of California Hauling, LLC), as amended.

* 3.845	Second Amended and Restated Operating Agreement of Republic Services Vasco Road, LLC.

* 3.846	Articles of Incorporation of Republic Silver State Disposal, Inc. (f/k/a RI/SSDS Acquisition Corp., f/k/a RI/SSDS Merger Corp.), as amended.

* 3.847	Amended and Restated Bylaws of Republic Silver State Disposal, Inc.

* 3.848	Certificate of Formation of Republic Waste Services of Southern California, LLC (f/k/a Taormina Industries, LLC), as amended.

* 3.849	Fourth Amended and Restated Operating Agreement for Republic Waste Services of Southern California, LLC (f/k/a Taorima Industries, LLC).

* 3.850	Certificate of Incorporation of Republic Waste Services of Texas GP, Inc.

* 3.851	Amended and Restated Bylaws of Republic Waste Services of Texas GP, Inc.

* 3.852	Certificate of Incorporation of Republic Waste Services of Texas LP, Inc.

* 3.853	Amended and Restated Bylaws of Republic Waste Services of Texas LP, Inc.

* 3.854	Certificate of Limited Partnership of Republic Waste Services of Texas, Ltd. (f/k/a Republic Waste Services of Texas, Inc.), as amended.

* 3.855	Amended and Restated Texas Limited Partnership Agreement of Republic Waste Services of Texas, Ltd.

* 3.856	Articles of Incorporation of Resource Recovery, Inc.

* 3.857	Amended and Restated Bylaws of Resource Recovery, Inc.

* 3.858	Articles of Incorporation of RI/Alameda Corp.

* 3.859	Amended and Restated Bylaws of RI/Alameda Corp.

* 3.860	Articles of Incorporation of Richmond Sanitary Service, Inc.

* 3.861	Second Amended and Restated Bylaws of Richmond Sanitary Service, Inc.

* 3.862	Certificate of Limited Partnership of Rio Grande Valley Landfill TX, LP.

* 3.863	Agreement of Limited Partnership of Rio Grande Valley Landfill TX, LP, as amended.

* 3.864	Certificate of Incorporation of Risk Services, Inc.

Exhibit
Number	Description
* 3.865	Amended and Restated Bylaws of Risk Services, Inc.

* 3.866	Certificate of Formation of RITM, LLC (f/k/a Letco, LLC), as amended.

* 3.867	Second Amended and Restated Operating Agreement of RITM, LLC.

* 3.868	Articles of Incorporation of Rock Road Industries, Inc.

* 3.869	Amended and Restated Bylaws of Rock Road Industries, Inc.

* 3.870	Articles of Incorporation of Ross Bros. Waste & Recycling Co.

* 3.871	Amended and Restated Bylaws of Ross Bros. Waste & Recycling Co.

* 3.872	Articles of Incorporation of Rossman Sanitary Service, Inc.

* 3.873	Amended and Restated Bylaws of Rossman Sanitary Service, Inc.

* 3.874	Articles of Incorporation of Roxana Landfill, Inc. (f/k/a Laidlaw Waste Systems (Madison) Inc., f/k/a GSX Corporation of Illinois), as amended.

* 3.875	Amended and Restated Bylaws of Roxana Landfill, Inc.

* 3.876	Articles of Incorporation of Royal Holdings, Inc.

* 3.877	Bylaws of Royal Holdings, Inc.

* 3.878	Certificate of Limited Partnership of Royal Oaks Landfill TX, LP.

* 3.879	Agreement of Limited Partnership of Royal Oaks Landfill TX, LP.

* 3.880	Certificate of Formation of Rubbish Control, L.L.C. (f/k/a Ventura County LLC).

* 3.881	Second Amended and Restated Operating Agreement of Rubbish Control, LLC.

* 3.882	Certificate of Limited Partnership of RWS Transport, L.P.

* 3.883	Agreement of Limited Partnership of RWS Transport, L.P.

* 3.884	Articles of Incorporation of S & S Recycling, Inc.

* 3.885	Amended and Restated Bylaws of S & S Recycling, Inc.

* 3.886	Certificate of Formation of S Leasing Company, LLC, as amended.

* 3.887	Limited Liability Company Agreement of S Leasing Company, LLC, as amended.

* 3.888	Articles of Incorporation of Saline County Landfill, Inc.

* 3.889	Amended and Restated Bylaws of Saline County Landfill, Inc.

* 3.890	Articles of Organization of San Diego Landfill Systems, LLC.

* 3.891	Operating Agreement of San Diego Landfill Systems, LLC.

* 3.892	Articles of Incorporation of San Marcos NCRRF, Inc.

* 3.893	Bylaws of San Marcos NCRRF, Inc.

* 3.894	Certificate of Formation of Sand Valley Holdings, L.L.C. (f/k/a Liberty Waste Services Holdings, L.L.C.), as amended.

* 3.895	Amended and Restated Operating Agreement of Sand Valley Holdings, L.L.C. (f/k/a Liberty Waste Services Holdings, L.L.C.).

* 3.896	Articles of Incorporation of Sandy Hollow Landfill Corp.

* 3.897	Amended and Restated Bylaws of Sandy Hollow Landfill Corp.

* 3.898	Certificate of Incorporation of Sangamon Valley Landfill, Inc. (f/k/a Draw Acquisition Company Eighteen), as amended.

Exhibit
Number	Description
* 3.899	Bylaws of Sangamon Valley Landfill, Inc. (f/k/a Draw Acquisition Company Eighteen).

* 3.900	Articles of Incorporation of Sanitary Disposal Service, Inc.

* 3.901	Bylaws of Sanitary Disposal Service, Inc.

* 3.902	Articles of Incorporation of Sauk Trail Development, Inc. (f/k/a Wayne Disposal-Canton, Inc.), as amended.

* 3.903	Amended and Restated Bylaws of Sauk Trail Development, Inc.

* 3.904	Articles of Incorporation of Schofield Corporation of Orlando, as amended.

* 3.905	Second Amended and Restated Bylaws of Schofield Corporation of Orlando.

* 3.906	Certificate of Formation of Show-Me Landfill, LLC.

* 3.907	Operating Agreement of Show- Me Landfill, LLC.

* 3.908	Articles of Incorporation of Shred — All Recycling Systems Inc.

* 3.909	Amended and Restated Bylaws of Shred — All Recycling Systems Inc.

* 3.910	Articles of Incorporation of Solano Garbage Company (f/k/a Richella Corporation), as amended.

* 3.911	Second Amended and Restated Bylaws of Solano Garbage Company.

* 3.912	Articles of Incorporation of Source Recycling, Inc., as amended.

* 3.913	Amended and Restated Bylaws of Source Recycling, Inc.

* 3.914	Certificate of Limited Partnership of South Central Texas Land Co. TX, LP, as amended.

* 3.915	Agreement of Limited Partnership of South Central Texas Land Co. TX, LP.

* 3.916	Certificate of Formation of Southeast Landfill, LLC.

* 3.917	Operating Agreement of Southeast Landfill, LLC.

* 3.918	Articles of Incorporation of Southern Illinois Regional Landfill, Inc. (f/k/a Metropolitan Waste Systems, Inc.), as amended.

* 3.919	Amended and Restated Bylaws of Southern Illinois Regional Landfill, Inc.

* 3.920	Certificate of Limited Partnership of Southwest Landfill TX, LP, as amended.

* 3.921	Agreement of Limited Partnership of Southwest Landfill TX, LP, as amended.

* 3.922	Partnership Agreement of Springfield Environmental General Partnership.

* 3.923	Articles of Organization of St. Bernard Parish Development Company, LLC.

* 3.924	Operating Agreement of St. Bernard Parish Development Company, LLC.

* 3.925	Articles of Organization of St. Joseph Landfill, LLC.

* 3.926	Operating Agreement of St. Joseph Landfill, LLC.

* 3.927	Articles of Incorporation of Standard Disposal Services, Inc. (f/k/a Manumit, Inc.), as amended.

* 3.928	Amended and Restated Bylaws of Standard Disposal Services, Inc.

* 3.929	Articles of Incorporation of Standard Environmental Services, Inc.

* 3.930	Amended and Restated Bylaws of Standard Environmental Services, Inc.

* 3.931	Certificate of Incorporation of Standard Waste, Inc.

* 3.932	Amended and Restated Bylaws of Standard Waste, Inc.

* 3.933	Articles of Incorporation of Streator Area Landfill, Inc.

Exhibit
Number	Description
* 3.934	Bylaws of Streator Area Landfill, Inc.

* 3.935	Articles of Incorporation of Suburban Transfer, Inc.

* 3.936	Amended and Restated Bylaws of Suburban Transfer, Inc.

* 3.937	Articles of Incorporation of Suburban Warehouse, Inc.

* 3.938	Amended and Restated Bylaws of Suburban Warehouse, Inc.

* 3.939	Articles of Incorporation of Summit Waste Systems, Inc.

* 3.940	Amended and Restated Bylaws of Summit Waste Systems, Inc.

* 3.941	Articles of Incorporation of Sunrise Sanitation Service, Inc.

* 3.942	Bylaws of Sunrise Sanitation Service, Inc.

* 3.943	Articles of Incorporation of Sunset Disposal Service, Inc. (f/k/a Pacific Paper Transport Company), as amended.

* 3.944	Bylaws of Sunset Disposal Service, Inc.

* 3.945	Articles of Incorporation of Sunset Disposal, Inc.

* 3.946	Amended and Restated Bylaws of Sunset Disposal, Inc.

* 3.947	Articles of Incorporation of Sycamore Landfill, Inc.

* 3.948	Amended and Restated Bylaws of Sycamore Landfill, Inc.

* 3.949	Articles of Incorporation of Tate’s Transfer Systems, Inc.

* 3.950	Amended and Restated Bylaws of Tate’s Transfer Systems, Inc.

* 3.951	Articles of Incorporation of Tay-Ban Corporation, as amended.

* 3.952	Amended and Restated Bylaws of Tay-Ban Corporation.

* 3.953	Certificate of Incorporation of Taylor Ridge Landfill, Inc. (f/k/a Draw Acquisition Company Twenty-Two), as amended.

* 3.954	Bylaws of Taylor Ridge Landfill, Inc. (f/k/a Draw Acquisition Company Twenty-Two).

* 3.955	Certificate of Incorporation of Tennessee Union County Landfill, Inc.

* 3.956	Bylaws of Tennessee Union County Landfill, Inc.

* 3.957	Certificate of Limited Partnership of Tessman Road Landfill TX, LP.

* 3.958	Agreement of Limited Partnership of Tessman Road Landfill TX, LP.

* 3.959	Articles of Incorporation of The Ecology Group, Inc. (f/k/a Ecology Group, Incorporated), as amended.

* 3.960	Amended and Restated Bylaws of The Ecology Group, Inc.

* 3.961	Articles of Incorporation of Thomas Disposal Service, Inc.

* 3.962	Bylaws of Thomas Disposal Service, Inc.

* 3.963	Partnership Agreement of Tippecanoe County Waste Services Partnership.

* 3.964	Certificate of Incorporation of Tom Luciano’s Disposal Service, Inc.

* 3.965	Amended and Restated Bylaws of Tom Luciano’s Disposal Service, Inc.

* 3.966	Articles of Organization of Total Roll-Offs, L.L.C.

* 3.967	Operating Agreement of Total Roll-Offs, L.L.C.

Exhibit
Number	Description
* 3.968	Certificate of Incorporation of Total Solid Waste Recyclers, Inc. (f/k/a Total Solid Waste Coordinators, Inc.), as amended.

* 3.969	Amended and Restated Bylaws of Total Solid Waste Recyclers, Inc.

* 3.970	Certificate of Incorporation of Tricil (N.Y.), Inc. (f/k/a Tricil (U.S.) Inc., f/k/a Tricil U.S., Ltd., f/k/a Seaway Disposal Systems, Inc., f/k/a Wilbur F. Hunt, Inc.), as amended.

* 3.971	Bylaws of Tricil (N.Y.), Inc.

* 3.972	Articles of Incorporation of Tri-County Refuse Service, Inc.

* 3.973	Amended and Restated Bylaws of Tri-County Refuse Service, Inc.

* 3.974	Articles of Incorporation of Tri-State Recycling Services, Inc.

* 3.975	Amended and Restated Bylaws of Tri-State Recycling Services, Inc.

* 3.976	Articles of Incorporation of Tri-State Refuse Corporation, as amended.

* 3.977	Bylaws of Tri-State Refuse Corporation.

* 3.978	Certificate of Limited Partnership of Turkey Creek Landfill TX, LP, as amended.

* 3.979	Agreement of Limited Partnership of Turkey Creek Landfill TX, LP.

* 3.980	Articles of Incorporation of United Disposal Service, Inc. (f/k/a HDS, Incorporated), as amended.

* 3.981	Amended and Restated Bylaws of United Disposal Service, Inc.

* 3.982	Articles of Incorporation of Upper Rock Island County Landfill, Inc.

* 3.983	Amended and Restated Bylaws of Upper Rock Island County Landfill, Inc.

* 3.984	Articles of Incorporation of Valley Landfills, Inc.

* 3.985	Amended and Restated Bylaws of Valley Landfills, Inc.

* 3.986	Certificate of Limited Partnership of Victoria Landfill TX, LP, as amended.

* 3.987	Agreement of Limited Partnership of Victoria Landfill TX, LP, as amended.

* 3.988	Articles of Organization of Vining Disposal Service, Inc., as amended.

* 3.989	Bylaws of Vining Disposal Service, Inc., as amended.

* 3.990	Partnership Agreement of Warrick County Development Company.

* 3.991	Articles of Incorporation of Wasatch Regional Landfill, Inc.

* 3.992	Bylaws of Wasatch Regional Landfill, Inc.

* 3.993	Articles of Incorporation of Waste Control Systems, Inc. (f/k/a Peltier Enterprises, Inc.), as amended.

* 3.994	Amended and Restated Bylaws of Waste Control Systems, Inc.

* 3.995	Certificate of Incorporation of Waste Services of New York, Inc. (f/k/a Allied Waste Industries of New York), as amended.

* 3.996	Amended and Restated Bylaws of Waste Services of New York, Inc.

* 3.997	Articles of Incorporation of Wastehaul, Inc.

* 3.998	Amended and Restated Bylaws of Wastehaul, Inc.

* 3.999	Articles of Organization of Wayne County Land Development, LLC.

* 3.1000	Operating Agreement of Wayne County Land Development, LLC.

* 3.1001	Certificate of Incorporation of Wayne County Landfill IL, Inc.

* 3.1002	Bylaws of Wayne County Landfill IL, Inc.

Exhibit
Number	Description
* 3.1003	Articles of Organization of Wayne Developers, LLC.

* 3.1004	Operating Agreement of Wayne Developers, LLC.

* 3.1005	Articles of Incorporation of WDTR, Inc. (f/k/a Woodburn Trucking Inc.), as amended.

* 3.1006	Amended and Restated Bylaws of WDTR, Inc.

* 3.1007	Certificate of Formation of Webster Parish Landfill, L.L.C.

* 3.1008	Limited Liability Company Agreement of Webster Parish Landfill, L.L.C.

* 3.1009	Articles of Incorporation of West Contra Costa Energy Recovery Company.

* 3.1010	Second Amended and Restated Bylaws of West Contra Costa Energy Recovery Company.

* 3.1011	Articles of Incorporation of West Contra Costa Sanitary Landfill, Inc.

* 3.1012	Second Amended and Restated Bylaws of West Contra Costa Sanitary Landfill, Inc.

* 3.1013	Articles of Incorporation of West County Landfill, Inc.

* 3.1014	Second Amended and Restated Bylaws of West County Landfill, Inc.

* 3.1015	Articles of Incorporation of West County Resource Recovery, Inc.

* 3.1016	Second Amended and Restated Bylaws of West County Resource Recovery, Inc.

* 3.1017	Certificate of Limited Partnership of Whispering Pines Landfill TX, LP, as amended.

* 3.1018	Agreement of Limited Partnership of Whispering Pines Landfill TX, LP, as amended.

* 3.1019	Articles of Incorporation of Willamette Resources, Inc. (f/k/a Sanitation Equipment Leasing, Inc., f/k/a Peltier Equipment Leasing Corp.), as amended.

* 3.1020	Amended and Restated Bylaws of Willamette Resources, Inc.

* 3.1021	Articles of Incorporation of Williams County Landfill Inc.

* 3.1022	Amended and Restated Bylaws of Williams County Landfill Inc.

* 3.1023	Certificate of Formation of Willow Ridge Landfill, LLC (f/k/a Peerless Landfill, LLC), as amended.

* 3.1024	Operating Agreement of Willow Ridge Landfill, LLC (f/k/a Peerless Landfill, LLC).

* 3.1025	Articles of Incorporation of WJR Environmental, Inc.

* 3.1026	Bylaws of WJR Environmental, Inc. (f/k/a Rabanco Acquisition Company Five).

* 3.1027	Articles of Incorporation of Woodlake Sanitary Service, Inc.

* 3.1028	Amended and Restated Bylaws of Woodlake Sanitary Service, Inc.

* 3.1029	Articles of Incorporation of Zakaroff Services (f/k/a Western Rubbish Service, Inc., f/k/a Kandilian Enterprises, Inc.), as amended.

* 3.1030	Second Amended and Restated Bylaws of Zakaroff Services.

4.1	Indenture, dated as of September 8, 2009, by and between Republic Services, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on September 9, 2009).

4.2	First Supplemental Indenture, dated as of September 8, 2009, to the Indenture dated as of September 8, 2009, by and among Republic Services, Inc., the guarantors named therein and The Bank of New York Mellon Trust Company, N.A., as trustee, including the form of 5.500% Notes due 2019 (incorporated by reference to Exhibit 4.2 to Republic’s Current Report on Form 8-K dated September 9, 2009).

4.3	Indenture, dated as of November 25, 2009, by and between Republic Services, Inc. and U.S. Bank National Association, as trustee, including form of Debt Security (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K filed on November 25, 2009).

Exhibit
Number	Description
4.4	First Supplemental Indenture, dated as of November 25, 2009, to the Indenture dated as of November 25, 2009, by and among Republic Services, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, including the form of 5.25% Notes due 2021 (incorporated by reference to Exhibit 4.2 to Republic’s Current Report on Form 8-K dated November 25, 2009).

4.5	Second Supplemental Indenture, dated as of March 4, 2010, to the Indenture dated as of November 25, 2009, by and among Republic Services, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, including the form of 5.00% Notes due 2020 (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K dated March 4, 2010).

4.6	Third Supplemental Indenture, dated as of March 4, 2010, to the Indenture dated as of November 25, 2009, by and among Republic Services, Inc., the guarantors named therein and U.S. Bank National Association, as trustee, including the form of 6.20% Notes due 2020 (incorporated by reference to Exhibit 4.1 to Republic’s Current Report on Form 8-K dated March 4, 2010).

4.7	Registration Rights Agreement, dated as of September 8, 2009, by and among Republic Services, Inc., the guarantors party thereto and Banc of America Securities LLC, Barclays Capital Inc. and J.P. Morgan Securities Inc., as representatives of the several initial purchasers named therein, relating to $650.0 million aggregate principal amount of 5.500% Notes due 2019 (incorporated by reference to Exhibit 4.3 to Republic’s Current Report on Form 8-K dated September 9, 2009).

4.8	Registration Rights Agreement, dated as of November 25, 2009, by and among Republic Services, Inc., the guarantors party thereto and Banc of America Securities LLC, RBS Securities Inc., BNP Paribas Securities Corp. and Wells Fargo Securities, LLC, as representatives of the several initial purchasers named therein, relating to $600.0 million aggregate principal amount of 5.25% Notes due 2021 (incorporated by reference to Exhibit 4.3 to Republic’s Current Report on Form 8-K dated November 25, 2009).

4.9	Registration Rights Agreement, dated as of March 4, 2010, by and among Republic Services, Inc., the guarantors party thereto and Banc of America Securities LLC, Barclays Capital Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the several initial purchasers named therein, relating to $850.0 million aggregate principal amount of 5.00% Notes due 2020 and $650.0 million aggregate principal amount of 6.20% Notes due 2040 (incorporated by reference to Exhibit 4.3 to Republic’s Current Report on Form 8-K dated March 4, 2010).

† 5.1	Opinion of Mayer Brown LLP with respect to the exchange notes.

† 12.1	Statement of computation of ratios of earnings to fixed charges.

† 23.1	Consent of Ernst & Young LLP.

† 23.2	Consent of Mayer Brown LLP (contained in Exhibit 5.1).

† 24.1	Powers of attorney (included in signature pages of the Registration Statement).

† 25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A.

† 25.2	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association.

† 99.1	Form of Letter of Transmittal.

*	To be filed by amendment or incorporated by reference in connection with the offering of securities registered hereby, as appropriate.

†	Filed previously.